                                                                    Exhibit 10.8
                                                                  EXECUTION COPY

                                U.S. $51,000,000

                AMENDED AND RESTATED CREDIT AGREEMENT (FIVE YEAR)

                                      among

                           NASCO INTERNATIONAL, INC.,

                                as the Borrower,

                                       and

                         VARIOUS FINANCIAL INSTITUTIONS
                        NOW OR HEREAFTER PARTIES HERETO,

                                 as the Lenders,

                              BANK ONE, WISCONSIN,

                             as Documentation Agent

                                       and

                              BANK OF AMERICA, N.A.

                   as the Administrative Agent for the Lenders

                         BANC OF AMERICA SECURITIES LLC

                   as Sole Lead Arranger and Sole Book Manager

                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I      DEFINITIONS AND ACCOUNTING TERMS ............................   1

   SECTION 1.1       Defined Terms .........................................   1
   SECTION 1.2       Use of Defined Terms ..................................  19
   SECTION 1.3       Cross-References ......................................  19
   SECTION 1.4       Accounting and Financial Determinations ...............  20

ARTICLE II     COMMITMENTS, BORROWING PROCEDURES AND NOTES .................  20

   SECTION 2.1       Commitments. ..........................................  20
   SECTION 2.1.1     Commitment of Each Lender .............................  20
   SECTION 2.2       Reduction of Commitment Amount ........................  20
   SECTION 2.2.1     Optional ..............................................  20
   SECTION 2.2.2     [Mandatory]. [Reserved]. ..............................  20
   SECTION 2.3       Borrowing Procedure. ..................................  20
   SECTION 2.3.1     Borrowings ............................................  20
   SECTION 2.3.2     All Borrowings ........................................  20
   SECTION 2.4       Continuation and Conversion Elections .................  21
   SECTION 2.5       Funding ...............................................  21
   SECTION 2.6       Notes .................................................  21

ARTICLE III    REPAYMENTS, PREPAYMENTS, INTEREST AND FEES ..................  22

   SECTION 3.1       Repayments and Prepayments. ...........................  22
   SECTION 3.1.1     Repayment of Loans ....................................  22
   SECTION 3.1.2     Prepayment of Loans ...................................  22
   SECTION 3.2       Interest Provisions ...................................  23
   SECTION 3.2.1     Rates .................................................  23
   SECTION 3.2.2     Default Rates .........................................  24
   SECTION 3.2.3     Payment Dates .........................................  24
   SECTION 3.3       Fees ..................................................  24
   SECTION 3.4       Agent's Fee ...........................................  24

ARTICLE IV     CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS ................  25

   SECTION 4.1       Eurodollar Rate Lending Unlawful ......................  25
   SECTION 4.2       Deposits Unavailable ..................................  25
   SECTION 4.3       Increased Costs, etc ..................................  25
   SECTION 4.4       Funding Losses ........................................  26
   SECTION 4.5       Increased Capital Costs ...............................  26
   SECTION 4.6       Taxes .................................................  26
   SECTION 4.7       Payments, Computations, etc ...........................  27
   SECTION 4.8       Sharing of Payments ...................................  28
   SECTION 4.9       Setoff ................................................  28
   SECTION 4.10      Use of Proceeds .......................................  29

ARTICLE V      CONDITIONS TO EFFECTIVENESS AND BORROWINGS ..................  29

   SECTION 5.1       Effectiveness .........................................  29
   SECTION 5.1.1     Resolutions, etc ......................................  29
   SECTION 5.1.2     Delivery of Notes .....................................  29
   SECTION 5.1.3     Credit Agreements .....................................  29
   SECTION 5.1.4     Confirmation ..........................................  29
   SECTION 5.1.5     Satisfaction with Tax Sharing Agreement ...............  30
   SECTION 5.1.6     Opinions of Counsel ...................................  30
   SECTION 5.1.7     Closing Fees, Expenses, etc ...........................  30
   SECTION 5.1.8     No Materially Adverse Effect ..........................  30
   SECTION 5.1.9     Compliance with Warranties, No Default, etc ...........  30
   SECTION 5.1.10    Satisfactory Legal Form ...............................  31
   SECTION 5.2       All Borrowings ........................................  31
   SECTION 5.2.1     Compliance with Warranties, No Default, etc ...........  31
   SECTION 5.2.2     Borrowing Request .....................................  31
   SECTION 5.2.3     Satisfactory Legal Form ...............................  32
   SECTION 5.2.4     Consummation of AMEP Acquisition ......................  32

ARTICLE VI     REPRESENTATIONS AND WARRANTIES ..............................  32

   SECTION 6.1       Organization, etc .....................................  32
   SECTION 6.2       Due Authorization, Non-Contravention, etc .............  32
   SECTION 6.3       Government Approval, Regulation, etc ..................  33
   SECTION 6.4       Validity, etc .........................................  33
   SECTION 6.5       Financial Information .................................  33
   SECTION 6.6       No Material Adverse Change ............................  34
   SECTION 6.7       Litigation, Labor Controversies, etc ..................  34
   SECTION 6.8       Subsidiaries ..........................................  34
   SECTION 6.9       Ownership of Properties ...............................  34
   SECTION 6.10      Taxes .................................................  34
   SECTION 6.11      Pension and Welfare Plans .............................  35
   SECTION 6.12      Environmental Warranties ..............................  35
   SECTION 6.13      Regulations U and X ...................................  36
   SECTION 6.14      Real Property; Mortgage, etc ..........................  36
   SECTION 6.15      The Collateral Documents ..............................  36
   SECTION 6.16      Accuracy of Information ...............................  37
   SECTION 6.17      Subordinated Debt .....................................  37
   SECTION 6.18      Intellectual Property .................................  37

ARTICLE VII    COVENANTS ...................................................  38

   SECTION 7.1       Affirmative Covenants .................................  38
   SECTION 7.1.1     Financial Information, Reports, Notices, etc ..........  38
   SECTION 7.1.2     Compliance with Laws, etc .............................  39
   SECTION 7.1.3     Maintenance of Properties .............................  40
   SECTION 7.1.4     Insurance .............................................  40
   SECTION 7.1.5     Books and Records .....................................  40
   SECTION 7.1.6     Environmental Covenant ................................  40
   SECTION 7.1.7     Fourth Amendment to Mortgage ..........................  41
   SECTION 7.1.8     Modesto Property ......................................  42

   SECTION 7.1.9     AMEP Property ...................................................  42
   SECTION 7.1.10    Subsidiary Pledge Agreement and Subsidiary Security Agreement ...  43
   SECTION 7.1.11    Further Assurances ..............................................  43
   SECTION 7.2       Negative Covenants ..............................................  44
   SECTION 7.2.1     Business Activities .............................................  44
   SECTION 7.2.2     Indebtedness ....................................................  44
   SECTION 7.2.3     Liens ...........................................................  45
   SECTION 7.2.4     Financial Condition .............................................  45
   SECTION 7.2.5     Investments .....................................................  46
   SECTION 7.2.6     Restricted Payments, etc ........................................  47
   SECTION 7.2.7     Capital Expenditures, etc .......................................  47
   SECTION 7.2.8     Take or Pay Contracts ...........................................  47
   SECTION 7.2.9     Consolidation, Merger, etc ......................................  48
   SECTION 7.2.10    Asset Dispositions, etc .........................................  48
   SECTION 7.2.11    Modification of Tax Sharing Agreement and Subordinated Debt .....  48
   SECTION 7.2.12    Transactions with Affiliates ....................................  48
   SECTION 7.2.13    Inconsistent Agreements .........................................  49
   SECTION 7.2.14    Negative Pledges, Restrictive Agreements, etc ...................  49
   SECTION 7.2.15    Management Fees .................................................  49
   SECTION 7.2.16    Tax Sharing Payments ............................................  49
   SECTION 7.2.17    Use of Proceeds .................................................  50

ARTICLE VIII  EVENTS OF DEFAULT ......................................................  50

   SECTION 8.1       Listing of Events of Default ....................................  50
   SECTION 8.1.1     Non-Payment of Obligations ......................................  50
   SECTION 8.1.2     Breach of Warranty ..............................................  50
   SECTION 8.1.3     Non-Performance of Certain Covenants and Obligations ............  50
   SECTION 8.1.4     Non-Performance of Other Covenants and Obligations ..............  50
   SECTION 8.1.5     Default on Other Indebtedness ...................................  50
   SECTION 8.1.6     Judgments .......................................................  50
   SECTION 8.1.7     Pension Plans ...................................................  51
   SECTION 8.1.8     Control of the Borrower .........................................  51
   SECTION 8.1.9     Bankruptcy, Insolvency, etc .....................................  51
   SECTION 8.1.10    Impairment of Security, etc .....................................  52
   SECTION 8.2       Action if Bankruptcy ............................................  52
   SECTION 8.3       Action if Other Event of Default ................................  52
   SECTION 8.4       Cumulative Remedies .............................................  52

ARTICLE IX    THE AGENT ..............................................................  52

   SECTION 9.1       Actions .........................................................  52
   SECTION 9.2       Funding Reliance, etc ...........................................  53
   SECTION 9.3       Exculpation .....................................................  53
   SECTION 9.4       Successor .......................................................  53
   SECTION 9.5       Loans by Bank of America ........................................  54
   SECTION 9.6       Credit Decisions ................................................  54
   SECTION 9.7       Copies, etc .....................................................  54
   SECTION 9.8       Action Through Agent ............................................  54

   SECTION 9.9       Documentation Agents ....................................  54
   SECTION 9.10      Collateral Matters ......................................  55

ARTICLE X     MISCELLANEOUS PROVISIONS .......................................  55

   SECTION 10.1      Waivers, Amendments, etc ................................  55
   SECTION 10.2      Notices .................................................  56
   SECTION 10.3      Payment of Costs and Expenses ...........................  56
   SECTION 10.4      Indemnification .........................................  57
   SECTION 10.5      Survival ................................................  58
   SECTION 10.6      Severability ............................................  58
   SECTION 10.7      Headings ................................................  58
   SECTION 10.8      Execution in Counterparts ...............................  58
   SECTION 10.9      Governing Law; Entire Agreement .........................  59
   SECTION 10.10     Successors and Assigns ..................................  59
   SECTION 10.11     Sale and Transfer of Loans and Notes; Participations
                     in Loans and Notes ......................................  59
   SECTION 10.11.1   Assignments .............................................  59
   SECTION 10.11.2   Participations ..........................................  60
   SECTION 10.11.3   Information and Assistance ..............................  61
   SECTION 10.12     Other Transactions ......................................  61
   SECTION 10.13     Maximum Interest. .......................................  61
   SECTION 10.14     Forum Selection and Consent to Jurisdiction .............  63
   SECTION 10.15     Waiver of Jury Trial ....................................  63

SCHEDULES

SCHEDULE I       Disclosure Schedule
SCHEDULE II      Pricing Schedule

EXHIBITS

EXHIBIT A        Form of Note
EXHIBIT B        Form of Borrowing Request
EXHIBIT C        Form of Continuation/Conversion Notice
EXHIBIT D        Copy of Pledge Agreement
EXHIBIT E        Copy of Security Agreement
EXHIBIT F        Form of Subsidiary Pledge Agreement
EXHIBIT G        Form of Subsidiary Security Agreement
EXHIBIT H        Form of Opinion of Counsel
EXHIBIT I        Form of Lender Assignment Agreement
EXHIBIT J        Form of Confirmation

                AMENDED AND RESTATED CREDIT AGREEMENT (FIVE YEAR)


          THIS AMENDED AND RESTATED CREDIT AGREEMENT (FIVE YEAR), dated as of May 29, 2001, among NASCO INTERNATIONAL, INC., a Wisconsin corporation (the "Borrower"), the various financial institutions which are now, or in accordance
 --------
with Section 10.11.1 hereafter become, parties hereto (collectively, the
     ---------------
"Lenders"), BANK ONE, WISCONSIN, as Documentation Agent (in such capacity, the
 -------
"Documentation Agent"), and BANK OF AMERICA, N.A., as administrative agent (in
 -------------------
such capacity, the "Agent") for the Lenders.
                    -----

                              W I T N E S S E T H:

WHEREAS, the Borrower, various financial institutions and the Agent have entered into a Credit Agreement dated as of March 31, 2000 (the "Existing Credit
                                                         ---------------
Agreement");
---------

          WHEREAS, the parties hereto have agreed to amend and restate the Existing Credit Agreement so as to, among other things, increase the amount of the facility and amend certain covenants and various other provisions of the Existing Credit Agreement;

          WHEREAS, proceeds of the Loans will be used to finance the AMEP Acquisition and to refinance the Existing Credit Agreement;

          WHEREAS, the parties hereto intend that this Agreement and the documents executed in connection herewith not effect a novation of the obligations of the Borrower under the Existing Credit Agreement, but merely a restatement of and, where applicable, an amendment to the terms governing such obligations;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained, the parties agree as follows:

                                   ARTICLE I.

                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1 Defined Terms. The following terms (whether or not
                      -------------
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

          "Acquired Companies" means AMEP and Spectrum.
           ------------------

          "Acquisition Agreements" means the AMEP Acquisition Agreement and the
           ----------------------
Spectrum Acquisition Agreement.

          "Acquisitions" means the AMEP Acquisition and the Spectrum
           ------------
Acquisition.

          "Affiliate" of any Person means (a) any other Person which, directly
           ---------
or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan) and (b) any Person who is a general partner, director or officer of such Person or of any Person described in the foregoing clause
                                                                      ------
(a). A Person shall be deemed to be "controlled by" any other Person if such
---
other Person possesses, directly or indirectly, power

               (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

               (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          "Agent" is defined in the preamble and includes each other Person
           -----                    --------
which shall have subsequently been appointed as the successor Agent pursuant to
Section 9.4.
-----------

          "Agent's Fee Letter" means that certain Appendix A to the Summary of
           ------------------
Terms and Conditions dated May 29, 2001 regarding fees.

          "Agreement" means this Amended and Restated Credit Agreement (Five
           ---------
Year) as the same may thereafter from time to time be further amended, supplemented, amended and restated or otherwise modified in accordance with the terms hereof.

          "AMEP" means American Educational Products, Inc.
           ----

          "AMEP Acquisition" means the acquisition by the Borrower of AMEP
           ----------------
pursuant to the AMEP Acquisition Agreement, which shall be comprised of (i) the purchase by the Borrower of the common stock of AMEP from the public, (ii) the refinancing of a note payable to Geneve, (iii) the payment of a dividend to Holdings and (iv) the refinancing of the existing credit facility between U.S. Bank and AMEP.

          "AMEP Acquisition Agreement" means the Agreement and Plan of Merger
           --------------------------
between G.C. Associates Holdings Corp. and American Educational Products, Inc., dated August 14, 2000 (as amended) in the form previously delivered to the Agent.

          "AMEP Mortgage" means that certain Mortgage executed and delivered by
           -------------
the Borrower pursuant to Section 7.1.9, as amended, supplemented, restated,
                         -------------
extended, renewed, partially released or otherwise modified from time to time.

          "AMEP Property" means the Property (as such term is defined in the
           -------------
AMEP Mortgage).

          "Applicable Margin" means the rate per annum determined pursuant to
           -----------------
Schedule II.
-----------

          "Assignee Lender" is defined in Section 10.11.1.
           ---------------                ---------------

          "Authorized Officer" means, relative to the Borrower, those of its
           ------------------
officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.
                            -------------

          "Bank of America" means Bank of America, N.A.
           ---------------

          "Base Rate" means a fluctuating rate per annum equal to the higher of
           ---------
(a) the Federal Funds Rate plus 1/2 of 1% and, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Loan bearing interest at a fluctuating rate
           --------------

determined by reference to the Base Rate.

          "Borrower" is defined in the preamble.
           --------                    --------

          "Borrowing" means the Loans of the same type and, in the case of
           ---------
Eurodollar Rate Loans, having the same Interest Period made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.
     -----------

          "Borrowing Request" means a loan request and certificate duly executed
           -----------------
by an Authorized Officer of the Borrower, substantially in the form of Exhibit B
                                                                       ---------
hereto.

          "Business Day" means
           ------------

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, Chicago, Illinois or Ft. Atkinson, Wisconsin; and

                  (b) relative to the making, continuing, prepaying or repaying of any Eurodollar Rate Loans, including with respect to the giving of notices required under this Agreement therefor, any day described in the foregoing clause (a) which is also a day on which dealings in
                        ----------
          Dollars are carried on in the London interbank market.

          "Business Plan" means the business plan for the Borrower entitled
           -------------
"Nasco International, Inc. Consolidated Business Plan for Year Ended December 31, 2001", heretofore delivered to the Lenders.

          "Capital Expenditures" means, for any period, the sum of
           --------------------

                  (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures and, without duplication, all amounts expended under Section 7.2.9(b);
                                             ----------------

          (b) and the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

     "Capitalized Lease Liabilities" means all monetary obligations of the
      -----------------------------
Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time:
      --------------------------

          (a) any evidence of Indebtedness issued or guaranteed by the United States Government;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-l by Standard & Poor's Ratings Services or P-l by Moody's Investors Service, Inc., or

               (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

               (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

               (ii) any Lender; or

          (d) any repurchase agreement entered into with any Lender, any other commercial banking institution of the stature referred to in clause (c)(i)
                                                                  -------------
     or any investment banking firm or broker which (directly or through a parent or subsidiary corporation) issues commercial paper maturing not more than nine months from the date of issue with a rating of at least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc., which repurchase agreement

                           (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c), and
                  -----------         ---

                           (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980, as amended.

          "CERCLIS" means the Comprehensive Environmental Response Compensation
           -------
Liability Information System List.

          "Change in Control" means
           -----------------

                  (a) at any time when the aggregate principal amount of Indebtedness outstanding hereunder exceeds $10,000,000, Edward Netter and members of his family shall cease to own and control, individually or in the aggregate, directly or through corporations controlled by Edward Netter and members of his family, for any reason, free and clear of all Liens, options or other encumbrances or rights (other than any pledge of capital stock of Geneve granted in favor of a commercial lender securing Indebtedness, which Indebtedness may not exceed $10,000,000 in principal amount unless and until the outstanding principal amount of all Loans is equal to or less than $10,000,000, it being understood and agreed that foreclosure upon such Lien shall constitute a "Change in Control"), at least 51% of the outstanding shares of capital stock having ordinary voting power for the election of directors of Geneve on a fully diluted basis, other than by reason of death or legal incapacity, in which case a "Change in Control" shall not be deemed to occur until the date which is six months after such death or legal incapacity; or

                  (b) the failure of Geneve to own and control, directly (or indirectly through no more than one intermediate corporation) and free and clear of all Liens, options or other encumbrances or rights, at least 80% of the outstanding shares of capital stock having ordinary voting power for the election of directors of the Borrower on a fully diluted basis.

          "Code" means the Internal Revenue Code of 1986, as amended, reformed
           ----
or otherwise modified from time to time.

          "Collateral Documents" means, collectively, the Pledge Agreement, the
           --------------------
Security Agreement, the Mortgage, the Modesto Mortgage, the Fourth Amendment to Mortgage, the Second Amendment to Modesto Mortgage, the AMEP Mortgage, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement and any other agreement, document or instrument executed and delivered in connection therewith.

          "Commitment" means, relative to any Lender, such Lender's obligation
           ----------
to make Loans pursuant to Section 2.1.1; collectively, for all the Lenders, the
                          -------------
"Commitments".
 -----------

          "Commitment Amount" means, on the date hereof, $51,000,000, as such
           -----------------
amount may be reduced from time to time pursuant to Section 2.2.
                                                    -----------

          "Commitment Termination Event" means
           ----------------------------

                  (a)   he occurrence of any Default described in clauses (a)
                                                                  -----------
          through (d) of Section 8.1.9 with respect to the
                  ---    -------------
          Borrower or any Significant Subsidiary; or

                  (b) the occurrence and continuance of any other Event of Default and either

                        (i) the declaration of the Loans to be due and payable pursuant to Section 8.3, or
                              -----------

                        (ii) in the absence of such declaration, the giving of notice by the Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

          "Confirmation" means the Confirmation, executed and delivered by the
           ------------
Borrower pursuant to Section 5.1.4, substantially in the form of Exhibit J
                     -------------                               ---------
hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "Consolidated Current Assets" means, as of the close of any month in
           ---------------------------
each Fiscal Year, all amounts which, in accordance with GAAP consistently applied, would be included as current assets on a consolidated balance sheet of the Borrower and each of its Subsidiaries at such time, but in any event not including any cash or Cash Equivalent Investments.

          "Consolidated Current Assets Level" means, as of the last day of any
           ---------------------------------
Fiscal Quarter, the sum of (i) 80% of all amounts which, in accordance with GAAP consistently applied, would be included as gross accounts receivable on a consolidated balance sheet of the Borrower and each of its Subsidiaries at such time plus (ii) 60% of all amounts which, in accordance with GAAP consistently
     ----
applied, would be included as gross inventory on a consolidated balance sheet of the Borrower and each of its Subsidiaries at such time.

          "Consolidated Current Liabilities" means, as of the close of any month
           --------------------------------
in each Fiscal Year, all amounts which, in accordance with GAAP consistently applied, would be included as current liabilities on a consolidated balance sheet of the Borrower and each of its Subsidiaries at such time, but shall exclude the current portion of long-term Indebtedness.

          "Consolidated Current Ratio" means, as of the close of any month in
           --------------------------
each Fiscal Year, the ratio of Consolidated Current Assets to Consolidated Current Liabilities at such time.

          "Consolidated Debt Service Coverage Ratio" means, as of the close of
           ----------------------------------------
any Fiscal Quarter, the ratio of:

                 (a) EBITDA computed for the four consecutive Fiscal Quarters ending on the computation date to
          --

                 (b)   the sum of

                       (i) Consolidated Interest Expense computed for the four consecutive Fiscal Quarters ending on the computation date,

          plus
          ----

                       (ii) Required Principal Payments as of such computation date.

          "Consolidated Funded Debt" means, as of the date of any determination
           ------------------------
thereof, the aggregate outstanding principal amount of all Indebtedness of the Borrower and each of its Subsidiaries of the nature referred to in clauses (a),
                                                                   -----------
(b), (c) and (f) of the definition of "Indebtedness".
---  ---     ---                       ------------

          "Consolidated Interest Expense" means, for any Fiscal Quarter, the
           -----------------------------
aggregate interest expense of the Borrower and each of its Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP consistently applied, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and banker's acceptances and net costs under interest rate swap or exchange agreements and the portion of any obligation under capital leases allocable to interest expense but excluding in any event any amounts payable under the Agent's Fee Letter.

          "Consolidated Net Income" means, for any period, all amounts which, in
           -----------------------
conformity with GAAP consistently applied, would be included under net income on a consolidated income statement of the Borrower and each of its Subsidiaries for such period.

          "Consolidated Net Worth" means, at any time, all amounts which, in
           ----------------------
accordance with GAAP consistently applied, would be included under shareholders' equity on a consolidated balance sheet of the Borrower and each of its Subsidiaries at such time; provided that, in any event, such amounts are to be
                           --------
net of amounts carried on the books of the Borrower and each of its Subsidiaries for treasury stock.

          "Contingent Liability" means any agreement, undertaking or arrangement
           --------------------
by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

          "Continuation/Conversion Notice" means a notice of continuation or
           ------------------------------
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

          "Controlled Group" means all members of a controlled group of
           ----------------
corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or section 4001 of ERISA.

          "Credit Agreement (364 Days)" means the Amended and Restated Credit
           ---------------------------
Agreement (364 Days) of the Borrower dated the date hereof providing for loans in the principal amount of up to $2,500,000, as the same may thereafter from time to time be amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof.

          "Default" means any Event of Default or any condition, occurrence or
           -------
event which, after notice or lapse of time or both, would constitute an Event of Default.

          "Disclosure Schedule" means the Disclosure Schedule attached hereto as
           -------------------
Schedule I, as it may be amended, supplemented or otherwise modified from time
----------
to time by the Borrower with the written consent of the Agent and the Required Lenders.

          "Dollar" and the sign "$" mean lawful money of the United States.
           ------                -

          "Domestic Office" means, relative to any Lender, the office of such
           ---------------
Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender to each other Person party hereto.

          "EBITDA" means, for any period, Consolidated Net Income for such
           ------
period plus to the extent deducted in determining such Consolidated Net Income,
       ----
Consolidated Interest Expense, income tax expense, depreciation and amortization for such period; provided that for purposes of calculating EBITDA for any
                 --------
Period, the consolidated net income of any Person acquired by the Borrower or any Subsidiary during such period (plus, to the extent deducted in determining such consolidated net income, interest expense, income tax expense, depreciation and amortization of such Person) shall be included on a pro forma basis for such
                                                        --- -----
period (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period, but adjusted to add back non-recurring expenses (such as owner compensation) to the extent disclosed to and approved by the Required Lenders) based upon (a) to the extent available, (i) the audited consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the fiscal year of such Person preceding the acquisition of such Person and the related audited consolidated statements of income, stockholders' equity and cash flows for such fiscal year and (ii) any subsequent unaudited financial statements for such Person for the period prior to the acquisition of such

Person so long as such statements were prepared on a basis consistent with the audited financial statements referred to above or (b) to the extent the items listed in clause (a) are not available, such historical financial statements and
          ----------
other information as is disclosed to, and approved by, the Required Lenders.

          "Effective Date" is defined in Section 5.1.
           --------------

          "Environmental Laws" means all applicable federal, state or local
           ------------------
statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

          "Eurodollar Office" means, relative to any Lender, the office of such
           -----------------
Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) as may be designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining Eurodollar Rate Loans of such Lender hereunder.

          "Eurodollar Rate" means for any Interest Period with respect to any
           ---------------
Eurodollar Rate Loan, a rate per annum determined by Agent pursuant to the following formula:

          Eurodollar Rate =     Eurodollar Base Rate
                                --------------------

                                1.00 - Eurodollar Reserve Percentage

          Where,

          "Eurodollar Base Rate" means, for such Interest Period:
           --------------------

                  (a) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by Agent to be the offered rate that appears on the page of the Telerate Screen that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried out to the fifth decimal place) equal to the rate determined by Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                 (c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by Agent as the rate of interest at which Dollar deposits (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Eurodollar Rate Loan and with a term equivalent to such Interest Period would be offered by its London Branch to major banks in the Offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Eurodollar Reserve Percentage" means, for any day during any Interest
          -----------------------------
 Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Bank, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

          The determination of the Eurodollar Reserve Percentage and the Eurodollar Base Rate by Agent shall be conclusive in the absence of manifest error.

         "Eurodollar Rate Loan" means a Loan bearing interest, at all times
          --------------------
during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Eurodollar Rate.

         "Event of Default" is defined in Section 8.1.
          ----------------                -----------

         "Excess Cash Flow" means, for any period, the remainder of
          ----------------

                 (a)  Consolidated Net Income for such period,

         plus
         ----

                 (b) to the extent deducted in determining such Consolidated Net Income, income tax expense, depreciation and amortization for such period,

         plus
         ----

                 (c)  any decrease in working capital during such period,

         plus
         ----

                 (d)  any non-cash charges
          less
          ----

                 (e)  the sum, without duplication of

                      (i) scheduled repayments of the Loans made during such period pursuant to Section 3.1.1,
                             -------------

          plus
          ----

                      (ii)   voluntary prepayments of the Loans pursuant to
          Section 3.1.2 during such period,
          -------------

          plus
          ----

                      (iii) cash payments made in such period with respect to Capital Expenditures,

          plus
          ----

                      (iv) all federal, state, local and foreign income taxes paid by the Borrower and its Subsidiaries during such period,

          plus
          ----

                      (v) any increases in working capital during such period.

          "Existing Credit Agreement" is defined in the recitals.
           -------------------------                    --------

          "Existing Note" means any promissory note of the Borrower payable to
           -------------
the initial Lender, executed and delivered by the Borrower in favor of such Lender pursuant to the Existing Credit Agreement, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Loans made to the Borrower under the Existing Credit Agreement.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bank of America from three federal funds brokers of recognized standing selected by it.

          "Fiscal Quarter" means any quarter of a Fiscal Year.
           --------------

          "Fiscal Year" means any period of twelve consecutive calendar months
           -----------
ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2001 Fiscal Year") refer to the Fiscal Year
                      ---
ending on December 31 occurring during such calendar year.

          "Fourth Amendment to Mortgage" means the Fourth Amendment to Mortgage
           ----------------------------
executed and delivered by the Borrower pursuant to Section 7.1.7, in form
                                                   -------------
satisfactory to the Agent, as amended, supplemented, restated, extended, renewed, partially released or otherwise modified from time to time.

          "F.R.S. Board" means the Board of Governors of the Federal Reserve
           ------------
System or any successor thereto.

          "GAAP" is defined in Section 1.4.
           ----                -----------

          "Geneve" means Geneve Corporation, a Delaware corporation which
           ------
directly owns 80% of the voting stock of Holdings and, indirectly through such ownership interest, owns 80% of the voting stock of the Borrower.

          "Hazardous Material" means
           ------------------

                 (a)  any "hazardous substance", as defined by CERCLA;

                 (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                 (c)  any petroleum product; or

                 (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

          "Hedging Obligations" means, with respect to any Person, all
           -------------------
liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

          "herein", "hereof", "hereto", "hereunder" and similar terms contained
           ------    ------    ------    ---------
in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

          "Highest Lawful Rate" means, with respect to any indebtedness owed to
           -------------------
any Lender hereunder or under any other Loan Document, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received by such Lender with respect to such indebtedness under applicable law.

          "Holdings" means NASCO Holdings, Inc., a Wisconsin corporation.
           --------

          "Impermissible Qualification" means, relative to the opinion or
           ---------------------------
certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

                 (a)  which is of a "going concern" or similar nature;

                 (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                 (c)  which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.4.
                            -------------

          "including" means including without limiting the generality of any
           ---------
description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto hereby agree that the rule of ejusdem
                                                                      -------
generis shall not be applicable to limit a general statement, which is followed
-------
by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

          "Indebtedness" of any Person means, without duplication:
           ------------

                 (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                 (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                 (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                 (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                 (e)  net liabilities of such Person under all Hedging
          Obligations;

                 (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                 (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

          For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

          "Indemnified Liabilities" is defined in Section 10.4.
           -----------------------                ------------

          "Indemnified Parties" is defined in Section 10.4.
           -------------------                ------------

          "Insignificant Subsidiary" means Nasco Exports.
           ------------------------

          "Interest Period" means, relative to any Eurodollar Rate Loans, the
           ---------------
period beginning on (and including) the date on which such Eurodollar Rate Loan is made or continued as, or converted into, a Eurodollar Rate Loan pursuant to
Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically
-----------    ---
corresponds to such date one, two, three or, if available (as determined in the sole discretion of the Lenders), six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4;
                                                       -----------    ---
provided, however, that
--------  -------

                 (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

                 (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day;

                 (c) Interest Periods shall be selected in a manner such that principal amounts of the Notes required to be repaid pursuant to
          Section 3.1.2(b) hereof shall not require the breakage of any Interest
          ----------------
          Periods;

                 (d) the Borrower may not select any Interest Period, if after giving effect to such selection, the aggregate principal amount of the all Loans having Interest Periods ending after any date on which an installment of principal of the Loans is scheduled to be paid pursuant to Section 3.1.1 would be greater than the aggregate principal amount
             -------------
          of the Loans permitted to be outstanding after payment of such installment; and

                 (e) no Interest Period may end later than the Stated Maturity Date.

          "Investment" means, relative to any Person,
           ----------

                 (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                 (b)  any Contingent Liability of such Person; and

                 (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

          "Lead Arranger" means Banc of America Securities LLC, as sole lead
           -------------
arranger and sole book manager.

          "Lender Assignment Agreement" means a Lender Assignment Agreement
           ---------------------------
substantially in the form of Exhibit I hereto.
                             ---------

          "Lenders" is defined in the preamble.
           -------                    --------

          "Lien" means any security interest, mortgage, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

          "Loan" is defined in Section 2.1.1.
           ----                -------------

          "Loan Documents" means, collectively, this Agreement, the Notes, the
           --------------
Collateral Documents, the Confirmation and any other document executed in connection or pursuant hereto or thereto from time to time which sets forth that it constitutes a "Loan Document", in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

          "Materially Adverse Effect" means, relative to any occurrence of
           -------------------------
whatever nature (including, without limitation, any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), a materially adverse effect on:

                 (a) the consolidated business, assets, revenues, financial condition, operations, or prospects of the Borrower and its Subsidiaries; or

                 (b) the ability of the Borrower to perform any of its payment or other material obligations under this Agreement, the Notes, the Mortgage, any other Collateral Document or any other Loan Document.

          "Modesto Mortgage" means Deed of Trust, Security Agreement, Assignment
           ----------------
of Rents and Leases and Fixture Filing dated as of August 5, 1997, as amended, supplemented, restated, extended, reviewed, partially released or otherwise modified from time to time.

          "Modesto Property" means lots 3 and 4 of Landmark Business Center, as
           ----------------
per map thereof, recorded October 4, 1988 in Book 33, page 31, Stanislaus County, California Records.

          "Monthly Payment Date" means the last day of each calendar month or,
           --------------------
if any such day is not a Business Day, the next succeeding Business Day.

          "Mortgage" means the Original Mortgage, as amended by the Fourth
           --------
Amendment to Mortgage, and as amended, supplemented, restated, extended, renewed, partially released or otherwise modified from time to time.

          "Mortgaged Collateral" means the Collateral (as such term is defined
           --------------------
in the Mortgage).

          "Mortgaged Real Property" means the Property (as such term is defined
           -----------------------
in the Mortgage).

          "Nasco Exports" means Nasco Exports, Inc., a Wisconsin corporation and
           -------------
a direct, wholly-owned Subsidiary of the Borrower.

          "Note" means a promissory note of the Borrower payable to any Lender,
           ----
executed and delivered by the Borrower in accordance with this Agreement, substantially in the form of Exhibit A hereto (as such promissory note may be
                             ---------
amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "Obligations" means all obligations (monetary or otherwise) of the
           -----------
Borrower arising under or in connection with this Agreement, the Notes, the Mortgage, each other Collateral Document and each other Loan Document.

          "Organic Document" means, relative to the Borrower, its certificate of
           ----------------
incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

          "Original Credit Agreement" means the Third Amended and Restated
           -------------------------
Credit Agreement dated as of January 2, 1996 among the Borrower, certain Lenders and Bank of America, N.A., as agent.

          "Original Credit Agreement (364 Days)" means the Credit Agreement (364
           ------------------------------------
Days) dated as of March 31, 2000 among the Borrower, certain Lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as agent.

          "Original Mortgage" means that certain Mortgage (and Security
           -----------------
Agreement) executed and delivered by the Borrower pursuant to the Original Credit Agreement, dated as of June 25, 1992, as amended, supplemented, amended and restated and otherwise modified through the date hereof.

          "Participant" is defined in Section 10.11.
           -----------                -------------

          "PBGC" means the Pension Benefit Guaranty Corporation and any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Pension Plan" means a "pension plan", as such term is defined in
           ------------
section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          "Percentage" means, relative to any Lender, the percentage set forth
           ----------
opposite its signature hereto or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.
                      -------------

          "Person" means any natural person, corporation, partnership, limited
           ------
liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Plan" means any Pension Plan or Welfare Plan.
           ----

          "Pledge Agreement" means the Pledge Agreement, executed and delivered
           ----------------
by the Borrower, a copy of which is attached as Exhibit D hereto, as amended,
                                                ---------
supplemented, amended and restated or otherwise modified from time to time.

          "Principal Repayment Date" is defined in Section 3.1.1.
           ------------------------                -------------

          "Quarterly Payment Date" means the last day of each March, June,
           ----------------------
September and December or, if any such day is not a Business Day, the next succeeding Business Day.

          "Release" means a "release", as such term is defined in CERCLA.
           -------

          "Required Lenders" means, at any time prior to the Effective Date,
           ----------------
Lenders having at least 66 2/3% of the Commitments and, from and after the Effective Date, Lenders holding at least 66 2/3% of the then aggregate outstanding principal amount of the Notes then held by the Lenders, or, if no such principal amount is then outstanding, Lenders having at least 66 2/3% of the Commitments.

          "Required Principal Payments" means the principal amount of the
           ---------------------------
scheduled repayments set forth in Section 3.1.1 for the four consecutive Fiscal
                                  -------------
Quarters following the date on which such payments are computed.

          "Resource Conservation and Recovery Act" means the Resource
           --------------------------------------
Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from
                                                      ------
time to time.

          "Second Amendment to Modesto Mortgage" means the Second Amendment to
           ------------------------------------
the Modesto Mortgage executed and delivered by Borrower pursuant to Section
                                                                    -------
7.1.8, in form satisfactory to the Agent, as amended, supplemented, restated,
-----
extended, renewed, partially released or otherwise modified from time to time.

          "Security Agreement" means the Security Agreement, executed and
           ------------------
delivered by the Borrower, a copy of which is attached as Exhibit E hereto,
                                                          ---------
together with the intellectual property agreements relating thereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

          "Senior Debt" means the remainder of (a) Consolidated Funded Debt
           -----------
minus (b) Subordinated Debt.

          "Senior Debt to EBITDA Ratio" means, at any date, the ratio of (a)
           ---------------------------
Senior Debt as of such date to (b) EBITDA for such period of four consecutive Fiscal Quarters then most recently ended. For purposes of calculating the Senior Debt to EBITDA Ratio as at any date, EBITDA shall be calculated on a pro forma
                                                                     --- -----
basis (as certified by the Borrower to the Agent) assuming all acquisitions made, and all divestitures completed, during the four consecutive Fiscal Quarters then most recently ended had been made on the first day of such period (but without adjustment for expected cost savings or other synergies).

          "Significant Subsidiaries" means all Subsidiaries of the Borrower
           ------------------------
other than the Insignificant Subsidiary.

          "Spectrum" means the group of companies known as Spectrum Educational
           --------
Supplies Limited.

          "Spectrum Acquisition" means the acquisition by the Borrower of
           --------------------
Spectrum pursuant to the Spectrum Acquisition Agreement with the proceeds of loans made to the Borrower under the Original Credit Agreement (364 Days).

          "Spectrum Acquisition Agreement" means the Share Purchase Agreement
           ------------------------------
dated as of March 21, 2001 among 2001328 Ontario Limited, John B. West and Shirley West, and Spectrum Educational Supplies Limited, SI Manufacturing Limited, and Morgan Moulds Ltd., in the form previously delivered to the Agent.

          "Stated Maturity Date" means March 31, 2006.
           --------------------

          "Subordinated Debt" means unsecured Indebtedness of the Borrower for
           -----------------
money borrowed which is subordinated, upon terms satisfactory to the Agent and the Required Lenders in their sole discretion, in right of payment to the payment in full in cash of all Obligations.

          "Subsidiary" means, with respect to any Person, any corporation of
           ----------
which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

          "Subsidiary Pledge Agreement" means, the Subsidiary Pledge Agreement,
           ---------------------------
executed and delivered by the Borrower, pursuant to Section 7.1.10,
                                                    --------------
substantially in the form of Exhibit F hereto, as amended, supplemented, amended
                             ---------
and restated or otherwise modified from time to time.

          "Subsidiary Security Agreement" means, the Subsidiary Security
           -----------------------------
Agreement, executed and delivered by the Borrower, pursuant to Section 7.1.10,
                                                               --------------
substantially in the form of Exhibit G hereto, as amended, supplemented, amended
                             ---------
and restated or otherwise modified from time to time.

          "Taxes" is defined in Section 4.6.
           -----                -----------

          "Type" means, relative to any Loan, the portion thereof, if any, being
           ----
maintained as a Base Rate Loan or a Eurodollar Rate Loan.

          "United States" or "U.S." means the United States of America, its
           -------------      ---
fifty States and the District of Columbia.

          "Welfare Plan" means a "welfare plan", as such term is defined in
           ------------
section 3(1) of ERISA.

          SECTION 1.2 Use of Defined Terms. Unless otherwise defined or the
                      --------------------
context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

          SECTION 1.3 Cross-References. Unless otherwise specified, references
                      ----------------
in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4 Accounting and Financial Determinations. Unless otherwise
                 ---------------------------------------
specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial
                            -------------
statements required to be delivered hereunder or thereunder shall be prepared, in accordance with those generally accepted accounting principles ("GAAP")
                                                                    ----
applied in the preparation of the financial statements referred to in Section
                                                                      -------
6.5.
---


                                   ARTICLE II.

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

     SECTION 2.1 Commitments.
                 -----------

     SECTION 2.1.1 Commitment of Each Lender. On the terms and subject to the
                   -------------------------
conditions of this Agreement (including Article V), each Lender severally agrees
                                        ---------
to make term loans ( the "Loans") to the Borrower in an amount not to exceed
                          -----
such Lender's Percentage of the Commitment Amount provided that no Lender shall
                                                  --------
be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount. The commitment of each Lender described in this Section
                                                                       -------
2.1.1 is herein referred to as its "Commitment". Each Lender shall make only two
-----                               ----------
Loans, the first on or before May 31, 2001 and the second on or before July 31, 2001.

     SECTION 2.2 Reduction of Commitment Amount. The Commitment Amount is
                 ------------------------------
subject to reduction from time to time pursuant to this Section 2.2.
                                                        -----------

     SECTION 2.2.1 Optional. The Borrower may, from time to time on any Business
                   --------
Day occurring after the time of the initial Borrowing hereunder, voluntarily reduce the Commitment Amount; provided, however, that all such reductions shall
                              --------  -------
be irrevocable and shall require at least three Business Days' prior notice to the Agent and be permanent, and any partial reduction of the Commitment Amount shall be in a minimum amount of $500,000 and in an integral multiple of $250,000.

     SECTION 2.2.2 [Mandatory]. [Reserved].
                    ---------

     SECTION 2.3 Borrowing Procedure.
                 -------------------

     SECTION 2.3.1 Borrowings. By delivering a Borrowing Request to the Agent on
                   ----------
or before 9:00 a.m., Chicago time, on a Business Day subsequent to the date of the initial Borrowing hereunder, the Borrower may from time to time irrevocably request, on not less than three nor more than five Business Days notice, that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $500,000, or in the unused amount of the Commitments.

     SECTION 2.3.2 All Borrowings. On the terms and subject to the conditions of
                   --------------
this Agreement, each such Borrowing pursuant to Sections 2.3.1 and 2.3.2 shall
                                                --------------     -----
be comprised of the type of Loans specified in the Borrowing Request and shall be made on the Business Day specified in such Borrowing Request. On or before 10:00 a.m. (Chicago time), on such Business Day, each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the account the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.4 Continuation and Conversion Elections. By delivering a
                 -------------------------------------
Continuation/ Conversion Notice to the Agent on or before 9:00 a.m., Chicago time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $250,000, of any Loans be, in the case of Base Rate Loans, converted into Eurodollar Rate Loans or, in the case of Eurodollar Rate Loans, be converted into a Base Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any Eurodollar Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such Eurodollar Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (a) each such conversion or
                 --------  -------
continuation shall be prorated among the applicable outstanding Loans of all Lenders, and (b) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, Eurodollar Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5 Funding. Each Lender may, if it so elects, fulfill its
                 -------
obligation to make, continue or convert Eurodollar Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurodollar Rate Loan; provided, however, that such Eurodollar Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such Eurodollar Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall
                                         ------- ---  ---  ---    ---
be conclusively assumed that each Lender elected to fund all Eurodollar Rate Loans by purchasing, as the case may be, Dollar certificates of deposit in the U.S. or Dollar deposits in its Eurodollar Office's interbank eurodollar market.

     SECTION 2.6 Notes. Each Lender's Loans under its Commitment shall be
                 -----
evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage (as of the Effective Date) of the Commitment Amount. The Note issued hereunder and as of the Effective Date shall be issued in substitution and exchange for, and not in satisfaction or payment of, the Existing Notes and the Indebtedness (together with the obligation to pay accrued interest thereon) originally evidenced by the Existing Notes which is now to be evidenced by the replacement Notes delivered pursuant to this Agreement shall be (and the Borrower hereby acknowledges and agrees that such Indebtedness is) a continuing Indebtedness, and nothing herein contained shall be construed to deem such Existing Notes paid, or to release or terminate any Lien or security interest given to secure such Existing Notes, which Liens and security interests shall continue to secure such Indebtedness as evidenced by such Notes. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the
                                                 ----- ----
outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of
                                       --------  -------
any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower. Interest Periods in respect of Eurodollar Rate Loans outstanding under the Existing Notes as of the Effective Date shall be carried forward under the Notes issued hereunder as of the Effective Date.

                                 ARTICLE III.

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1    Repayments and Prepayments.
                    --------------------------

     SECTION 3.1.1  Repayment of Loans. The Borrower shall, on each date set
                    ------------------
forth below (each such date, a "Principal Repayment Date"), make a scheduled
                                ------------------------
repayment of the aggregate outstanding principal amount of the Loans, in the principal amounts set forth opposite such Principal Repayment Date:

                 Principal Repayment Date        Amount
                 ------------------------        ------

              September 30, 2001              $3,500,000
              December 31, 2001               $3,500,000
              September 30, 2002              $4,000,000
              December 31, 2002               $4,000,000
              September 30, 2003              $4,500,000
              December 31, 2003               $4,500,000
              September 30, 2004              $4,500,000
              December 31, 2004               $4,500,000
              September 30, 2005              $4,500,000
              December 31, 2005               $4,500,000
              March 31, 2006                  $9,000,000

     SECTION 3.1.2  Prepayment of Loans. Prior to the repayment by the Borrower
                    -------------------
of the entire principal amount of all outstanding Loans, the Borrower

          (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that
            --------  -------

               (i) any such prepayment shall be made pro rata among Loans of the same type and, if applicable, having the same Interest Period of all Lenders,

               (ii) no such prepayment of any Eurodollar Rate Loan may be made on any day other than the last day of the Interest Period for such Loan,

               (iii) all such voluntary prepayments shall require at least three but no more than five Business Days' prior written notice to the Agent, and

               (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $100,000 and an integral multiple of $50,000 in excess thereof; and

          (b) shall, on each date when any reduction in the Commitment Amount shall become effective, including pursuant to Section 2.2, make a mandatory
                                                   -----------
     prepayment of all Loans equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans over the Commitment Amount as so reduced;

          (c) shall, on April 30 of each year, commencing April 30, 2002, make a mandatory prepayment of all Loans in an amount equal to 50% of the Excess Cash Flow for the preceding Fiscal Year;

          (d) shall, within 30 days after the Effective Date, make a mandatory prepayment of all Loans in the amount of $2,000,000 which shall result in a reduction of the scheduled repayment due on September 30, 2001 pursuant to
     Section 3.1.1; and
     -------------

          (e) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all such
                                   -----------    -----------
     Loans so accelerated.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. Except as
                                                 -----------
specifically required hereunder, any prepayment of the Loans shall be applied to the unpaid installments thereof in the order of the maturity of such installments; provided, however, that any prepayment of the Loans pursuant to
              --------  -------
clause (c) of this Section 3.1.2 shall be applied to the unpaid installments
---------          -------------
thereof in the inverse order of the maturity of such installments. Loans which are prepaid may not be reborrowed.

     SECTION 3.2 Interest Provisions. Interest on the outstanding principal
                 -------------------
amount of Loans shall accrue and be payable in accordance with this Section 3.2.
                                                                    -----------

     SECTION 3.2.1 Rates. Pursuant to an appropriately delivered Borrowing
                   -----
Request or Continuation/Conversion Notice, the Borrower may elect that Loans accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Base Rate plus the Applicable Margin from time to time in effect; and

          (b) on that portion maintained as a Eurodollar Rate Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin.

     All Eurodollar Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Loan. All Base Rate Loans shall bear interest from and including the date such Loans are made to (but not including) the day such Loans are repaid or converted into Eurodollar Rate Loans.

     SECTION 3.2.2  Default Rates. So long as any Event of Default shall have
                    -------------
occurred and be continuing hereunder, interest on the unpaid principal amount of the Loans outstanding shall be paid on demand at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans plus 2%, and after the date any principal amount of any Loan has become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay interest (after as well as before judgment) on demand on all of such amounts at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans plus 2%.

     SECTION 3.2.3  Payment Dates. Interest accrued on each Loan shall be
                    -------------
payable, without duplication:

          (a) upon payment in full thereof;

          (b) on that portion of the Loans being paid or prepaid, on the date of any such payment or prepayment;

          (c) with respect to Base Rate Loans, on each Monthly Payment Date occurring after the Effective Date;

          (d) with respect to Eurodollar Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the day three months after the commencement of such Interest Period);

          (e) with respect to any Base Rate Loans converted into Eurodollar Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and
        ---------

          (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such
                             -----------    -----------
     acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3  Fees. The Borrower agrees to pay the fees set forth in this
                  ----
Section 3.3. All such fees shall be non-refundable.
-----------

     SECTION 3.3.1  Agent's Fee. The Borrower agrees to pay to the Agent for its
                    -----------
own account on or prior to the occurrence of the Effective Date the fees set forth in the Agent's Fee Letter.

                                  ARTICLE IV.

                  CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS

     SECTION 4.1 Eurodollar Rate Lending Unlawful. If any Lender shall determine
                 --------------------------------
(which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Eurodollar Rate Loan of a certain type, the obligations of all Lenders to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all Eurodollar Rate Loans of such type shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2 Deposits Unavailable. If the Agent shall have determined that
                 --------------------

          (a) Dollar certificates of deposit or Dollar deposits, as the case may be, in the relevant amount and for the relevant Interest Period are not available to Bank of America in its relevant market; or

          (b) by reason of circumstances affecting Bank of America's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Rate Loans of such type, then, upon notice from the Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue
                                 -----------     -----------
any Loans as, or to convert any Loans into, Eurodollar Rate Loans of such type shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3 Increased Costs, etc. The Borrower agrees to reimburse each
                 --------------------
Lender, upon demand, for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender, in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Eurodollar Rate Loans (including without limitation by reason of any increase in any reserve requirements or taxes).

     Each Lender shall promptly notify the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower. Such Lender will use such method of allocation as it deems reasonable and appropriate.

     SECTION 4.4 Funding Losses. In the event any Lender shall incur any loss or
                 --------------
expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate
Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any Eurodollar Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or
                                                                 -----------
     otherwise;

          (b) any Loans not being made as Eurodollar Rate Loans in accordance with the Borrower's request therefor; or

          (c) any Loans not being continued as, or converted into, Eurodollar Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     SECTION 4.5 Increased Capital Costs. If any change in, or the introduction,
                 -----------------------
adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6 Taxes. All payments by the Borrower of principal of, and
                 -----
interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event
                                                          -----
that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will

          (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

          (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Agent or any
                     -----------
Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     Upon the request of the Borrower or the Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes, execute and deliver to the Borrower and the Agent, on or about the first scheduled repayment date in each Fiscal Year, one or more (as the Borrower or the Agent may reasonably request) United States Internal Revenue Service Forms W-8BEN or Forms W-8ECI or such other forms of documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

     SECTION 4.7 Payments, Computations, etc. Unless otherwise expressly
                 ---------------------------
provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 10:00 a.m., Chicago time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. The Borrower hereby authorizes the Agent to charge any account maintained by the Borrower with the Agent or Bank of America for any amount due and payable under this Agreement as and when so due and payable. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term
                                       ---------
"Interest Period" with respect to Eurodollar Rate Loans) be made on the next
 ---------------
succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8 Sharing of Payments. If any Lender shall obtain any payment or
                 -------------------
other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections
                                                                       --------
4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith
---  ---     ---
obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess
              --------  -------
payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          (a) the amount of such selling Lender's required repayment to the purchasing Lender to

          (b) the total amount so recovered from the purchasing Lender)


of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully
                       -----------
as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9 Setoff. Each Lender shall, upon the occurrence of any Default
                 ------
described in clauses (a) through (d) of Section 8.1.9 or, with the consent of
             ----------          ---    -------------
the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however,
                                                             --------  -------
that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the
   -----------

Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect
        --------  -------
the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10 Use of Proceeds. The Borrower shall apply the proceeds of the
                  ---------------
Loans in accordance with the recitals; provided that, in no event shall the
                                       --------
proceeds of the Loans be used by the Borrower or any of its Subsidiaries to acquire all or any portion of the ownership or assets of any other Person or entity except as otherwise permitted by this Agreement.

                                   ARTICLE V.

                           CONDITIONS TO EFFECTIVENESS
                                 AND BORROWINGS

     SECTION 5.1 Effectiveness. This Agreement shall become effective, and all
                 -------------
loans outstanding under the Existing Credit Agreement shall be deemed to be loans hereunder, on the date (the "Effective Date") that each of the conditions
                                   --------------
precedent set forth in this Section 5.1 have been satisfied.
                            -----------

     SECTION 5.1.1 Resolutions, etc. The Agent shall have received from the
                   -----------------
Borrower a certificate, dated the date hereof, of its Secretary or Assistant Secretary as to

          (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes, each Collateral Document and each other Loan Document executed or to be executed by it; and

          (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes, each Collateral Document and each other Loan Document executed or to be executed by it, upon which certificate the Agent and each Lender may conclusively rely until the Agent shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate, which further certificate shall be reasonably satisfactory to the Agent.

     SECTION 5.1.2 Delivery of Notes. The Agent shall have received from the
                   -----------------
Borrower, for the account of each Lender, a duly executed Note, dated as of the date hereof.

     SECTION 5.1.3 Credit Agreements. The Agent shall have received executed
                   -----------------
counterparts of this Agreement and the Credit Agreement (364 Days), dated as of the date hereof, duly executed by the Borrower, the Agent, and each of the Lenders.

     SECTION 5.1.4 Confirmation. The Agent shall have received executed
                   ------------
counterparts of the Confirmation, dated as of the date hereof, duly executed by the Borrower.

     SECTION 5.1.5 Satisfaction with Tax Sharing Agreement. The Agent and the
                   ---------------------------------------
Lenders shall have received true copies (as certified by an authorized officer of the Borrower) of, and reviewed and become satisfied with the provisions of, any tax sharing agreement to which the Borrower has become a party since March 31, 2000.

     SECTION 5.1.6 Opinions of Counsel. The Agent shall have received opinions,
                   -------------------
dated the date hereof and addressed to the Agent and each Lender, from Steven B. Lapin, general counsel to the Borrower, substantially in the form of Exhibit H
                                                                     ---------
hereto.

     SECTION 5.1.7 Closing Fees, Expenses, etc. The Agent shall have received
                   ---------------------------
for its own account all fees, and all costs and expenses for which invoices have been provided, due and payable pursuant to Sections 3.3 and 10.3.
                                           ------------     ----

     SECTION 5.1.8 No Materially Adverse Effect. No events have occurred which,
                   ----------------------------
as reasonably determined by the Agent, individually or in the aggregate, comprise a Materially Adverse Effect since December 31, 2000.

     SECTION 5.1.9 Compliance with Warranties, No Default, etc. Both before and
                   -------------------------------------------
after the Effective Date, the following statements shall be true and correct:

          (a)  the representations and warranties set forth in Article VI
                                                               ----------
     (excluding, however, those contained in Section 6.7) of this Agreement,
                                             -----------
     Article III of the Pledge Agreement, Article III of the Security Agreement, and Article I of the Mortgage shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7,
                 -----------

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might have a Materially Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes, any Collateral Document or any other Loan Document, and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which might have a Materially
                                -----------
          Adverse Effect; and

          (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any of its Subsidiaries shall be in violation of any law or governmental regulation or court order or decree, the violation of which could have a Materially Adverse Effect.

     SECTION 5.1.10 Satisfactory Legal Form. All documents executed or submitted
                    -----------------------
pursuant hereto by the Borrower or on behalf of the Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

     SECTION 5.2 All Borrowings. The obligation of each Lender to fund any Loan
                 --------------
on the occasion of any Borrowing shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.
                                           -----------

     SECTION 5.2.1 Compliance with Warranties, No Default, etc. Both before and
                   -------------------------------------------
after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness,
      -------------
without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct

          (a)  the representations and warranties set forth in Article VI
                                                               ----------
     (excluding, however, those contained in Section 6.7) of this Agreement,
                                             -----------
     Article III of the Pledge Agreement, Article III of the Security Agreement and Article I of the Mortgage shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

          (b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7
                 -----------

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might have a Materially Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes, any Collateral Document or any other Loan Document; and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which might have a Materially
                                -----------
          Adverse Effect; and

          (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any of its Subsidiaries shall be in violation of any law or governmental regulation or court order or decree, the violation of which could have a Materially Adverse Effect.

     SECTION 5.2.2 Borrowing Request. The Agent shall have received a Borrowing
                   -----------------
Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.
                   -------------

     SECTION 5.2.3 Satisfactory Legal Form. All documents executed or submitted
                   -----------------------
pursuant hereto by the Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

     SECTION 5.2.4 Consummation of AMEP Acquisition. The Agent shall have
                   --------------------------------
received satisfactory evidence on or before the date of the second Borrowing Request of the consummation of the AMEP Acquisition in substantially the form provided for in the AMEP Acquisition Agreement.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants unto the Agent and each Lender as set forth in this Article VI.
                                 ----------

     SECTION 6.1 Organization, etc. The Borrower and each of its Subsidiaries is
                 -----------------
a corporation validly organized and existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification (except where the failure to be so qualified would not have a Materially Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes, the Fourth Amendment to Mortgage, the Second Amendment to Modesto Mortgage, each Collateral Document and each other Loan Document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 6.2 Due Authorization, Non-Contravention, etc. The execution,
                 -----------------------------------------
delivery and performance by the Borrower of this Agreement, the Notes, the Fourth Amendment to Mortgage, the Second Amendment to Modesto Mortgage, each other Collateral Document and each other Loan Document executed or to be executed by it are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a)  contravene the Borrower's Organic Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties (except pursuant to the Loan Documents).

     SECTION 6.3 Government Approval, Regulation, etc. No authorization or
                 -------------------------------------
approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement, the Notes, the Fourth Amendment to Mortgage, the Second Amendment to Modesto Mortgage, any other Collateral Document or any other Loan Document. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended, and, without limiting the generality of the foregoing, neither the Borrower nor any of its Subsidiaries has performed, or has omitted to perform, any action which, pursuant to any provision of either such Act, would result in the Borrower being incapable of performing any of its obligations or agreements hereunder or under the Notes, the Fourth Amendment to Mortgage, the Second Amendment to Modesto Mortgage, any other Collateral Document or any other Loan Document executed in connection with or pursuant hereto.

     SECTION 6.4 Validity, etc. This Agreement and each Original Collateral
                 --------------
Document constitutes, and the Notes, the Fourth Amendment to Mortgage, the Second Amendment to Modesto Mortgage, each other Collateral Document and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws applying to creditors' rights generally or general equitable principles.

     SECTION 6.5 Financial Information. (a) The consolidated and consolidating
                 ---------------------
balance sheets of the Borrower and each of its Subsidiaries as of December 31, 2000 for the Fiscal Year then ended and the related consolidated statements of earnings and cash flow and the related consolidating statement of earnings of the Borrower and each of its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated or consolidating, as applicable, financial condition of the corporation(s) covered thereby as at the date thereof and the results of their operations for the period then ended. Neither the Borrower nor any of its Subsidiaries has any material liability, contingent liability, liability for taxes, long-term leases or forward or long-term commitments which are not reflected in the foregoing financial statements (including the footnotes thereto).

     (b) The consolidated and consolidating balance sheets of AMEP and each of its Subsidiaries as of December 31, 2000 for the Fiscal Year then ended and the related consolidated statements of earnings and cash flow and the related consolidating statement of earnings of AMEP and each of its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated or consolidating, as applicable, financial condition of the corporation(s) covered thereby as at the date thereof and the results of their operations for the period then ended. Neither AMEP nor any of its Subsidiaries has any material liability, contingent liability, liability for taxes, long-term leases or forward or long-term commitments which are not reflected in the foregoing financial statements (including the footnotes thereto).

     (c) The consolidated and consolidating balance sheets of Spectrum and each of its Subsidiaries as of June 30, 2000 for the Fiscal Year then ended and January 31, 2001 for the seven months then ended and the related consolidated statements of earnings and cash flow and the related consolidating statement of earnings of Spectrum and each of its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated or consolidating, as applicable, financial condition of the corporation(s) covered thereby as at the date thereof and the results of their operations for the period then ended. Neither Spectrum nor any of its Subsidiaries has any material liability, contingent liability, liability for taxes, long-term leases or forward or long-term commitments which are not reflected in the foregoing financial statements (including the footnotes thereto).

     SECTION 6.6 No Material Adverse Change. Since the respective dates of the
                 --------------------------
financial statements described in Section 6.5, there has been no material
                                  -----------
adverse change on a consolidated basis in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Significant Subsidiaries or in the ability of the Borrower to repay the Obligations when due in accordance with the terms thereof.

     SECTION 6.7 Litigation, Labor Controversies, etc. There is no pending or,
                 ------------------------------------
to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Significant Subsidiaries, or any of their respective properties, businesses, assets or revenues, which has any reasonable likelihood of having a Materially Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes, any Collateral Document or any other Loan Document.

     SECTION 6.8 Subsidiaries. The Borrower has no Subsidiaries, except those
                 ------------
Subsidiaries

          (a)  which are identified in Item 6.8 ("Existing Subsidiaries") of the
                                       --------
     Disclosure Schedule and/or

          (b) which are permitted to have been acquired after the Effective Date, if any, in accordance with Section 7.2.5 or 7.2.9.
                                      -------------    -----

     SECTION 6.9 Ownership of Properties. The Borrower and each of its
                 -----------------------
Subsidiaries has good and marketable title to all of the properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) that it owns, and a valid leasehold interest in all of such property which it leases, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.
            -------------

     SECTION 6.10 Taxes. Each of the Borrower and its Significant Subsidiaries
                  -----
has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate action and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11 Pension and Welfare Plans. During the twelve-consecutive-month
                  -------------------------
period prior to the initial closing date of the Original Credit Agreement and since such time through and including the date of the occurrence of the Effective Date, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 ("Post-Retirement Benefits") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.12 Environmental Warranties. Except as set forth in Item 6.12
                  ------------------------                         ---------
("Environmental Matters") of the Disclosure Schedule:

          (a) all facilities and property (including underlying groundwater) owned or leased or operated by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b) there have been no past, and there are no pending or, to the best of the Borrower's knowledge, threatened

               (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

               (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Materially Adverse Effect;

          (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and appropriate for their businesses;

          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or, to the best of the Borrower's knowledge, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Materially Adverse Effect;

          (g) neither the Borrower nor any of its Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or, to the best of the Borrower's knowledge, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims that, singly or in the aggregate, would be material against the Borrower or any of its Significant Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Materially Adverse Effect; and

          (i) no conditions exist at, on or under any property now or previously owned or leased or operated by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability which would have, or may reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect under any Environmental Law.

     SECTION 6.13 Regulations U and X. The Borrower is not engaged in the
                  -------------------
business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Less than 25% of the assets of the Borrower and the consolidated assets of the Borrower and its Subsidiaries consist of margin stock. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.14 Real Property; Mortgage, etc. The Mortgaged Real Property, the
                  -----------------------------
Modesto Property and the AMEP Property constitute all of the real property in which the Borrower or any of its Subsidiaries (including the Acquired Companies and their Subsidiaries) has an ownership interest with a book value in excess of $50,000.

     SECTION 6.15 The Collateral Documents. The provisions of the Collateral
                  ------------------------
Documents executed by the Borrower or any of its Subsidiaries in favor of Bank of America, as agent for the benefit of the Lenders, are effective to create, in favor of the Lenders, securing the Notes and all other Obligations from time to time outstanding, a legal, valid and enforceable security interest in all right, title and interest of the Borrower and such Subsidiaries in any and all of the collateral described therein, and all appropriate filings and recordings having been made or appropriately provided for, each of such Collateral Documents constitutes a fully perfected security interest in all right, title and interest of the Borrower and such Subsidiaries in such collateral superior in right to any liens, existing or future, which the Borrower or any such Subsidiary or any creditors of or purchasers from, or any other Person, may have against such collateral or interests therein, except to the extent, if any, otherwise provided therein.

     SECTION 6.16 Accuracy of Information. All factual information heretofore or
                  -----------------------
contemporaneously furnished by or on behalf of the Borrower in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including the Business Plan, true and complete copies of which were furnished to the Agent and each Lender in connection with its execution and delivery hereof) is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and, as to information (other than financial statements but, subject to the proviso below; including the Business
Plan) provided prior to the Effective Date, as of the Effective Date, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading; provided that projections contained in the Business Plan or other materials
--------
furnished by the Borrower to the Agent or the Lenders were prepared in good faith by the Borrower in a manner consistent with GAAP (as applied in the financial statements referred to in Section 6.5) and represent the Borrower's
                                    -----------
reasonable estimates, as of the respective dates thereof, of the Borrower's reasonably expected future performance. The Borrower has furnished the Lenders a true and complete copy of each tax sharing agreement to which it has become a party to since March 31, 2000.

     SECTION 6.17 Subordinated Debt. Notwithstanding any bankruptcy, insolvency,
                  -----------------
reorganization, moratorium or similar proceeding in respect of the Borrower, at all times, (a) the subordination provisions of any Subordinated Debt will be enforceable by the Lender with respect to the Obligations, (b) all Obligations, including the Obligations to pay principal of and interest on the Loans and fees in connection therewith, constitute "Senior Indebtedness" under any Subordinated Debt, and all such Obligations will be entitled to the benefits of subordination created by any Subordinated Debt, and (c) all payments of principal of or interest on any Subordinated Debt made by the Borrower or from the liquidation of its property will be subject to such subordination provisions. The Borrower acknowledges that the Lenders are entering into this Agreement, and making the Loans, in reliance upon the subordination provisions contained in all Subordinated Debt. The Borrower shall have furnished to the Lenders a true and complete copy of the proposed documents for any proposed Subordinated Debt at least ten Business Days prior to the issuance thereof.

     SECTION 6.18 Intellectual Property. The Borrower has no patents, trademarks
                  ---------------------
or copyrights except those listed on the Annexes to the Security Agreement.

                                  ARTICLE VII.

                                    COVENANTS

     SECTION 7.1 Affirmative Covenants. The Borrower agrees with the Agent and
                 ---------------------
each Lender that, so long as the Commitments are outstanding and, thereafter, until all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.
                                          -----------

     SECTION 7.1.1 Financial Information, Reports, Notices, etc. The Borrower
                   ---------------------------------------------
will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter, consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and a consolidating statement of earnings of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, an appropriately updated business plan substantially in the form of, and containing the same scope of information as, the Business Plan and a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries including therein consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year, consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year and consolidating statements of earnings of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agent and the Required Lenders by KPMG LLP or other independent public accountants of recognized standing acceptable to the Agent and the Required Lenders, together with (i) a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it, and
     (ii) unaudited consolidated and consolidating financial statements for the Borrower and its Subsidiaries prepared on the basis of, and with figures used in the preparation of, such audited financial statements and comprised of balance sheets and statements of earnings and cash flow;

          (c) as soon as available and in any event within 60 days after the end of each Fiscal Quarter, a certificate, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in Section 7.2.4 and with the provisions of
                                      -------------
     Sections 7.2.6, 7.2.7 and 7.2.10 and also showing the amount of any
     --------------  -----     ------
     inter-company advances by the Borrower to any of its Subsidiaries (broken out by Subsidiary);

          (d) as soon as possible and in any event within three Business Days after the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth details of such Default and within four Business Days thereafter, the action which the Borrower has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in Section
                                                                      -------
     6.7, or (y) the commencement of any labor controversy, litigation, action,
     ---
     proceeding of the type described in Section 6.7, notice thereof and copies
                                         -----------
     of all documentation relating thereto;

          (f) promptly after the sending or filing thereof, copies of any reports and registration statements which the Borrower or any of its Subsidiaries may file with the Securities and Exchange Commission or any national securities exchange or pursuant to the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended, and promptly after the receipt of any communication from any governmental authority or agency administering either of such Acts, copies thereof, as well as copies of any reports the Borrower furnishes to its securityholders which the Borrower reasonably determines to be material to the Lender or the Obligations;

          (g) immediately upon and in any event within five Business Days of becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto; and

          (h) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

     SECTION 7.1.2 Compliance with Laws, etc. Other than with respect to the
                   --------------------------
Mortgaged Real Property (as to which the provisions of the Mortgage shall govern and control), the Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation (except where the failure to be so qualified would not have a material adverse effect on the consolidated financial condition, operations, assets, business, properties or prospects of the Borrower and its Significant Subsidiaries); and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate action and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 7.1.3 Maintenance of Properties. Other than with respect to the
                   -------------------------
Mortgaged Real Property (as to which the provisions of the Mortgage shall govern and control), the Borrower will, and will cause each of its Significant Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted in all material respects at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION 7.1.4 Insurance. Other than with respect to the Mortgaged Real
                   ---------
Property (as to which the provisions of the Mortgage shall govern and control), the Borrower will, and will cause each of its Significant Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section.

     SECTION 7.1.5 Books and Records. The Borrower will, and will cause each of
                   -----------------
its Significant Subsidiaries to, keep books and records which accurately reflect all of its material business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with each Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section.

     SECTION 7.1.6 Environmental Covenant. The Borrower will, and will cause
                   ----------------------
each of its Subsidiaries to,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

          (b) immediately and in any event within five Business Days notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly take all action to seek to cure and have dismissed with prejudice to the satisfaction of the relevant governmental authorities and agencies any actions and proceedings relating to compliance with Environmental Laws; and

          (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this
     Section 7.1.6.

     SECTION 7.1.7 Fourth Amendment to Mortgage. No later than 90 days after the
                   ----------------------------
date hereof, the Borrower shall deliver to the Agent executed counterparts of the Fourth Amendment to Mortgage duly executed by the Borrower, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings (including fixture filings) of the Fourth Amendment to Mortgage as may be necessary or desirable, in the reasonable opinion of the Agent and its counsel, to create (and continue) a valid, perfected first priority mortgage or deed of trust Lien, of record, against the properties purported to be covered thereby;

          (b) a mortgagee's title insurance policy endorsement in favor of the Agent and the Lenders in amounts and in form and substance and issued by issuers, in each case reasonably satisfactory to the Agent, with respect to the Mortgaged Real Property, insuring that title to such Mortgaged Real Property is marketable and that the interest created by the Mortgage constitutes a valid, perfected first mortgage Lien, of record, on the title to such property free and clear of all defects and encumbrances other than as approved by the Agent, and such policy shall also include such endorsements as the Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon;

          (c) an opinion of Wisconsin counsel, dated a date satisfactory to the Agent, addressed to the Agent and each Lender, in form of satisfactory to the Agent and each Lender and

          (d) evidence reasonably satisfactory to the Agent that the Borrower has in effect the insurance with respect to the Mortgaged Real Property required to be carried by the Borrower pursuant to the terms of the Mortgage, such evidence to include, without limitation (i) a loss payable endorsement, in form satisfactory to the Agent, naming the Agent, as agent for the Lenders, as a loss payee with respect to all casualty insurance policies and (ii) an endorsement naming the Agent, as agent for the Lenders, as an additional insured with respect to all liability insurance policies.

     SECTION 7.1.8 Modesto Property. No later than 90 days after the date
                   ----------------
hereof, the Borrower shall deliver to the Agent executed counterparts of the Second Amendment to Modesto Mortgage, duly executed by the Borrower, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings (including fixture filings) of the Second Amendment to Modesto Mortgage as may be necessary or desirable, in the reasonable opinion of the Agent and its counsel, to create (and continue) a valid, perfected first priority mortgage or deed of trust Lien, of record, against the properties purported to be covered thereby;

          (b) a mortgagee's title insurance policy endorsement in favor of the Agent and the Lenders in amounts and in form and substance and issued by issuers, in each case reasonably satisfactory to the Agent, with respect to the Modesto Property, insuring that title to such Modesto Property is marketable and that the interest created by the Modesto Mortgage constitutes a valid, perfected first mortgage Lien, of record, on the title to such property free and clear of all defects and encumbrances other than as approved by the Agent, and such policy shall also include such endorsements as the Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon;

          (c) an opinion of California counsel, dated a date satisfactory to the Agent, addressed to the Agent and each Lender, in form of satisfactory to the Agent and each Lender and

          (d) evidence reasonably satisfactory to the Agent that the Borrower has in effect the insurance with respect to the Modesto Property required to be carried by the Borrower pursuant to the terms of the Modesto Mortgage, such evidence to include, without limitation (i) a loss payable endorsement, in form satisfactory to the Agent, naming the Agent, as agent for the Lenders, as a loss payee with respect to all casualty insurance policies and (ii) an endorsement naming the Agent, as agent for the Lenders, as an additional insured with respect to all liability insurance policies.

     SECTION 7.1.9 AMEP Property. No later than 90 days after the date hereof,
                   -------------
the Borrower shall deliver to the Agent executed counterparts of the AMEP Mortgage, duly executed by the Borrower, together with

          (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings (including fixture filings) of the AMEP Mortgage as may be necessary or desirable, in the reasonable opinion of the Agent and its counsel, to create (and continue) a valid, perfected first priority mortgage or deed of trust Lien, of record, against the properties purported to be covered thereby;

          (b) a mortgagee's title insurance policy endorsement in favor of the Agent and the Lenders in amounts and in form and substance and issued by issuers, in each case reasonably satisfactory to the Agent, with respect to the AMEP Property, insuring that title to such AMEP Property is marketable and that the interest created by the AMEP Mortgage constitutes a valid, perfected first mortgage Lien, of record, on the title to such property free and clear of all defects and encumbrances other than as approved by the Agent, and such policy shall also include such endorsements as the Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon;

          (c) an opinion of local counsel, dated a date satisfactory to the Agent, addressed to the Agent and each Lender, in form of satisfactory to the Agent and each Lender and

          (d) evidence reasonably satisfactory to the Agent that the Borrower has in effect the insurance with respect to the AMEP Property required to be carried by the Borrower pursuant to the terms of the AMEP Mortgage, such evidence to include, without limitation (i) a loss payable endorsement, in form satisfactory to the Agent, naming the Agent, as agent for the Lenders, as a loss payee with respect to all casualty insurance policies and (ii) an endorsement naming the Agent, as agent for the Lenders, as an additional insured with respect to all liability insurance policies.

     SECTION 7.1.10 Subsidiary Pledge Agreement and Subsidiary Security
                    ---------------------------------------------------
Agreement. No later than 60 days after the date of the consummation of the AMEP
---------
Acquisition, the Borrower shall deliver the following documents to the Agent:

     (a) executed counterparts of (i) the Subsidiary Pledge Agreement executed by the Borrower, together with the certificates evidencing all of the issued and outstanding shares of capital stock and promissory notes with respect to the acquired subsidiaries of AMEP pledged pursuant to the Subsidiary Pledge Agreement, which certificates evidencing shares of capital stock shall in each case be accompanied by undated stock powers duly executed in blank and which promissory notes shall be duly endorsed in blank and (ii) the Subsidiary Security Agreement executed by the Borrower with respect to the acquired subsidiaries of AMEP; and

     (b) an opinion addressed to the Agent and each Lender, from Steven B. Lapin, general counsel to the Borrower, in form and substance reasonably satisfactory to the Agent and counsel to the Agent, with respect to certain matters relating to the execution and delivery of the Subsidiary Pledge Agreement and the Subsidiary Security Agreement.

     SECTION 7.1.11 Further Assurances. Promptly upon the written request of the
                    ------------------
Agent, or the Required Lenders, the Borrower shall, and shall cause each Subsidiary to, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or the Required Lenders as the case may be, may reasonably request from time to time in order (a) to ensure that (i) the Obligations are secured by substantially all assets of the Borrower and (ii) the Obligations are secured by substantially all of the assets of each Subsidiary (including, promptly upon the acquisition or creation thereof, any Subsidiary created or acquired after the date hereof), (b) to perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and the Liens intended to be created thereby, and (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Agent and the Lenders under any Loan Documents or under any other document executed in connection therewith. Contemporaneously with the execution and delivery of any document referred to above, the Borrower shall, and shall cause each Subsidiary to, deliver all resolutions, opinions and corporate documents as the Agent or the Required Lenders may reasonably request to confirm the enforceability of such document and the perfection of the security interest created thereby, if applicable.

     SECTION 7.2 Negative Covenants. The Borrower agrees with the Agent and each
                 ------------------
Lender that, so long as the Commitments shall be outstanding and, thereafter, until all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.
                                          -----------

     SECTION 7.2.1 Business Activities. The Borrower will not, and will not
                   -------------------
permit any of its Subsidiaries to, engage in any business activity, other than the business of selling, primarily through mail order and electronic means, teaching aids and equipment to educators and specialized equipment and supplies to farmers, ranchers, laboratories, hospitals and emergency services, and in the financial services business and such activities as may be incidental or directly related thereto.

     SECTION 7.2.2 Indebtedness. The Borrower will not, and will not permit any
                   ------------
of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

          (a)  Indebtedness in respect of the Loans and other Obligations;

          (b) unsecured Indebtedness incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money and Contingent Liabilities);

          (c) Indebtedness of the Borrower and its Subsidiaries in respect of Capitalized Lease Liabilities to the extent permitted in Section 7.2.7;
                                                              -------------

          (d)  Indebtedness under the Credit Agreement (364 Days);

          (e) Indebtedness of the Borrower comprising reimbursement obligations in respect of letters of credit issued to support imported merchandise purchased from time to time by the Borrower, provided that the aggregate
                                                  --------
     amount of all such letters of credit and, in turn, of all such reimbursement obligations, shall not exceed $500,000; and

          (f) Indebtedness of the Borrower incurred in connection with the Guaranty, dated as of April 16, 2001 in favor of J-Star Industries, Inc. pursuant to which the Borrower has guaranteed the obligations of NHI, LLC under the Environmental Remediation and Indemnification Agreement, dated as of April 16, 2001, by and between NHI, LLC and J-Star Industries, Inc. and the Environmental Escrow Agreement, dated as of April 16, 2001, by and between NHI, LLC and J-Star Industries, Inc.

     SECTION 7.2.3 Liens. The Borrower will not, and will not permit any of its
                   -----
Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations and the "Obligations" under the Credit Agreement (364 Days), granted pursuant to any Loan Document;

          (b) Other than with respect to the Mortgaged Real Property and the Modesto Property (as to which the provisions of the Mortgage and the Modesto Mortgage shall govern and control), liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate action and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate action and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (e) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

          (f)  Liens to secure the reimbursement obligations permitted under
     Section 7.2.2(e) on the merchandise financed with the letters of credit
     ----------------
     described therein; and

          (g) Permitted Encumbrances (as defined in the Mortgage) with respect to the Mortgaged Real Property and Modesto Property.

     SECTION 7.2.4 Financial Condition. The Borrower hereby covenants and agrees
                   -------------------
as set forth below:

          (a)  Current Ratio. The Borrower will not permit its Consolidated
               -------------
     Current Ratio, as of the end of any month during any Fiscal Year, to be less than 2.0 to 1.

          (b)  Consolidated Net Worth. The Borrower will not permit its
               ----------------------
     Consolidated Net Worth, at any time during any Fiscal Year, to be less than an amount equal to the sum of (i) $8,000,000 plus (ii) an amount equal to
                                                  ----
     50% of Consolidated Net Income for the period from the date hereof to the date of determination thereof (if positive).

          (c)  Consolidated Current Assets Levels. The Borrower will not permit
               ----------------------------------
     its Consolidated Current Assets Level, as of the last day of any Fiscal Quarter of any Fiscal Year, to be less than the amounts set forth below:

               Fiscal Quarter                           Amount
               --------------                           ------

               March 31                               $27,000,000
               June 30                                $31,000,000
               September 30                           $34,000,000
               December 31                            $25,000,000

          (d)  Consolidated Debt Service Coverage Ratio. The Borrower will not
               ----------------------------------------
     permit its Consolidated Debt Service Coverage Ratio to be less than (x)
     1.25 to 1 from the Effective Date through September 29, 2001, (y) 1.50 to 1 from September 30, 2001 through December 30, 2001 and (z) 1.75 to 1 thereafter.

     SECTION 7.2.5 Investments. The Borrower will not, and will not permit any
                   -----------
of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

          (a)  Cash Equivalent Investments;

          (b) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;
                 -------------

          (c) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7; and
                              -------------

          (d) (i) Investments made prior to the Effective Date in its Subsidiaries, (ii) from and after the Effective Date and in the ordinary course of business, Investments by the Borrower in its Subsidiaries in an aggregate amount not to exceed $3,000,000 at any one time outstanding, or by any such Subsidiary in any of its Subsidiaries, by way of contributions to capital or loans or advances and (iii) from and after the Effective Date, Investments by the Borrower in Geneve in an aggregate amount not to exceed $3,000,000 at any one time outstanding (provided, that all such
                                                    --------
     Investments shall be by way of loans to Geneve made by the Borrower and evidenced by one or more promissory notes (each such promissory note to be in form and substance reasonably satisfactory to the Agent) duly executed and delivered in pledge to the Agent;

          (e) Investments in the Acquired Companies and each of their respective Subsidiaries;


provided, however, that
--------  -------

          (f) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be
                                 --------------------------
     held
     notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (g) no Investment otherwise permitted by clause (b), (c) or (d) shall
                                                   ----------  ---    ---
     be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

     SECTION 7.2.6 Restricted Payments, etc. On and at all times after the
                   -------------------------
Effective Date:

          (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock), or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of, the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower;

          (b) the Borrower will not prepay any other Indebtedness or prepay or repay any Subordinated Debt, except as expressly permitted under clause (d)
                                                                      ----------
     of Section 7.2.2; and
        -------------

          (c) the Borrower will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes;

provided, however, that, (i) the Borrower may pay a dividend of up to $1,800,000
--------  -------
to Holdings from the date hereof to December 31, 2001 and (ii) each year thereafter the Borrower may pay a dividend up to an amount equal to 50% of the Excess Cash Flow for the preceding Fiscal Year (so long as the Borrower has first made the mandatory prepayment due pursuant to Section 3.1.2 (d)).
                                                    ------------------

     SECTION 7.2.7 Capital Expenditures, etc. The Borrower will not, and will
                   --------------------------
not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year in excess of $2,700,000 in the aggregate.

     SECTION 7.2.8 Take or Pay Contracts. The Borrower will not, and will not
                   ---------------------
permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it, unless the aggregate amount payable under all such arrangements shall not exceed $100,000 in any calendar year.

     SECTION 7.2.9 Consolidation, Merger, etc. The Borrower will not, and will
                   ---------------------------
not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

          (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any wholly-owned Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any wholly-owned Subsidiary; and

          (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if permitted (without duplication) by
     Section 7.2.7 to be made as a Capital Expenditure (provided that any
     -------------                                      --------
     amounts so expended shall count as Capital Expenditures for purposes of
     Section 7.2.7).
     -------------

     SECTION 7.2.10 Asset Dispositions, etc. The Borrower will not, and will not
                    ------------------------
permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, other than the sale of inventory in the ordinary course of business, unless (a) permitted by Section 7.2.6 or 7.2.9 or (b) in
                                            -------------    -----
addition to the exceptions provided in the foregoing clause (a), the net book
                                                     ----------
value of such assets, together with the net book value of all other assets sold, transferred, leased, contributed or conveyed by the Borrower or any of its Subsidiaries pursuant to this clause (b) since the Effective Date, does not
                              ----------
exceed $250,000.

     SECTION 7.2.11 Modification of Tax Sharing Agreement and Subordinated Debt.
                    -----------------------------------------------------------
The Borrower will not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the tax sharing agreement delivered to the Lenders pursuant to this Agreement or, after the issuance thereof, the terms or provisions of any Subordinated Debt.

     SECTION 7.2.12 Transactions with Affiliates. The Borrower will not, and
                    ----------------------------
will not permit any Significant Subsidiary to, enter into, or cause, suffer or permit to exist:

          (a) any arrangement or contract with any of its other Affiliates of a nature customarily entered into by Persons which are Affiliates of each other for tax or financial reporting purposes (including, without limitation, management or similar contracts or arrangements relating to the allocation of revenues, taxes and expenses or otherwise) unless such arrangement or contract is fair and equitable to the Borrower or such Significant Subsidiary; or

          (b) any other transaction, arrangement or contract with any of its other Affiliates which would not be entered into by a prudent Person in the position of the Borrower or such Significant Subsidiary with, or which is on terms which are less favorable than are obtainable from, any Person which is not one of its Affiliates.

     SECTION 7.2.13 Inconsistent Agreements. The Borrower will not enter into
                    -----------------------
any agreement containing any provision which would be violated or breached by any borrowing by the Borrower made hereunder or by the performance by the Borrower of its obligations hereunder or under any instrument executed pursuant hereto.

     SECTION 7.2.14 Negative Pledges, Restrictive Agreements, etc. The Borrower
                    ----------------------------------------------
will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Document) prohibiting

          (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

     SECTION 7.2.15 Management Fees. The Borrower will not, and will not permit
                    ---------------
any of its Subsidiaries to, pay management or similar fees to any Affiliate (other than payments by any of the Borrower's Subsidiaries to the Borrower) without the written approval of the Required Lenders which, when aggregated with all other management fees paid by the Borrower and its Subsidiaries in any Fiscal Year, would exceed the amounts set forth below opposite such Fiscal Year:

               Fiscal Year                    Amount
               -----------                    ------
                   2001                     $1,611,624
                   2002                     $1,708,321
                   2003                     $1,810,821
                   2004                     $1,919,470
                   2005                     $2,034,638
                   2006                     $2,156,716

provided that, in any event and at all times, no management fees may be paid
--------
when any Default has occurred and is continuing or would occur after giving effect thereto.

     SECTION 7.2.16 Tax Sharing Payments. The Borrower will not, and will not
                    --------------------
permit any of its Subsidiaries to, make any tax sharing payments to Holdings which, when aggregated with all other tax sharing payments made by the Borrower and its Subsidiaries in any Fiscal Quarter, would exceed the estimated quarterly tax sharing payments required to be made pursuant to the tax sharing agreement heretofore delivered to the Lenders pursuant to this Agreement; provided that,
                                                                --------
in any event and at all times, no tax sharing payment may be paid when any Default has occurred and is continuing or would occur after giving effect thereto.

     SECTION 7.2.17 Use of Proceeds. The Borrower will not use the proceeds of
                    ---------------
the Loans for any purpose that is not set forth in the recitals, provided,
                                                       --------  --------
however, that the Borrower may use the proceeds of the Loans for working capital
-------
and the payment of a dividend to Holdings in accordance with Section 7.2.6.
                                                             -------------

                                  ARTICLE VIII.

                                EVENTS OF DEFAULT

     SECTION 8.1 Listing of Events of Default. Each of the following events or
                 ----------------------------
occurrences described in this Section 8.1 shall constitute an "Event of
                              -----------                      --------
Default".
-------

     SECTION 8.1.1 Non-Payment of Obligations. The Borrower shall default in the
                   --------------------------
payment or prepayment when due of any principal of any Loan, or the Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any interest on any Loan or any other Obligation.

     SECTION 8.1.2 Breach of Warranty. Any representation or warranty of the
                   ------------------
Borrower or any of its Affiliates made or deemed to be made hereunder or in any other Loan Document or in any other writing or certificate furnished by or on behalf of the Borrower or any of its Affiliates to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or
                                                           ---------
shall be incorrect when made in any material respect.

     SECTION 8.1.3 Non-Performance of Certain Covenants and Obligations. The
                   ----------------------------------------------------
Borrower shall default in the due performance and observance of any of its obligations under Section 7.2.1 through 7.2.16.
                  -------------         ------

     SECTION 8.1.4 Non-Performance of Other Covenants and Obligations. The
                   --------------------------------------------------
Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document (other than the Mortgage), and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Agent or an Event of Default shall occur under (and as defined in) the Mortgage.

     SECTION 8.1.5 Default on Other Indebtedness. A default shall occur in the
                   -----------------------------
payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than the Loans) equal to or in excess of $1,000,000 of the Borrower or any of the Borrower's Significant Subsidiaries, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

     SECTION 8.1.6 Judgments. Any judgment or order for the payment of money in
                   ---------
excess of $250,000 shall be rendered against the Borrower or any of its Significant Subsidiaries and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect or, during such 30 day period, enforcement proceedings shall have been commenced by any creditor and not stayed or withdrawn.

     SECTION 8.1.7 Pension Plans. Any of the following events shall occur with
                   -------------
respect to any Pension Plan

          (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $250,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION 8.1.8 Control of the Borrower. Any Change in Control shall occur.
                   -----------------------
     SECTION 8.1.9 Bankruptcy, Insolvency, etc. The Borrower or any of its
                   ----------------------------
Significant Subsidiaries shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Significant Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Significant Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower and each Significant Subsidiary hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Significant Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Significant Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Significant Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower and each Significant Subsidiary hereby expressly authorizes the Agent and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10 Impairment of Security, etc. Any Collateral Document or any
                    ---------------------------
other Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

     SECTION 8.2 Action if Bankruptcy. If any Event of Default described in
                 --------------------
clauses (a) through (d) of Section 8.1.9 shall occur, the outstanding principal
-----------         ---    -------------
amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, and the Commitments shall automatically be terminated, without notice or demand.

     SECTION 8.3 Action if Other Event of Default. If any Event of Default
                 --------------------------------
(other than any Event of Default described in clauses (a) through (d) of Section
                                              -----------         ---    -------
8.1.9) shall occur for any reason, whether voluntary or involuntary, and be
------
continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare the Commitments to be terminated and all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.

     SECTION 8.4 Cumulative Remedies. The remedies provided herein are
                 -------------------
cumulative and not exclusive of any remedies provided by law.

                                   ARTICLE IX.

                                    THE AGENT

     SECTION 9.1 Actions. Each Lender hereby appoints Bank of America as its
                 -------
Agent under and for purposes of this Agreement, the Notes, each Collateral Document and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes, each Collateral Document and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according
                                                            --- ----
to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes, any Collateral Document and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no
                                                   --------  -------
Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder, under the Notes, under any Collateral Document or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes, any Collateral Document or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

        SECTION 9.2 Funding Reliance, etc. Unless the Agent shall have been
                    ---------------------
notified by telephone, confirmed in writing, by any Lender by 4:00 p.m., Chicago time, on the day prior to the date of any proposed Borrowing that such Lender will not make available the amount which would constitute its Percentage of the Loans of such proposed Borrowing, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans.

        SECTION 9.3 Exculpation. Neither the Agent nor any of its directors,
                    -----------
officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement, the Notes, any Collateral Document or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement, the Notes, any Collateral Document or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under the Notes, any Collateral Document or any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

        SECTION 9.4. Successor. The Agent may resign as such at any time upon at
                     ---------
least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring

Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of

                (a) this Article IX shall inure to its benefit as to any actions
                         ----------
        taken or omitted to be taken by it while it was the Agent under this Agreement; and

                (b) Section 10.3 and Section 10.4 shall continue to inure to its
                    ------------     ------------
        benefit.


        SECTION 9.5 Loans by Bank of America. Bank of America shall have the
                    ------------------------
same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Agent. Bank of America and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Bank of America were not the Agent hereunder.

        SECTION 9.6 Credit Decisions. Each Lender acknowledges that it has,
                    ----------------
independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

        SECTION 9.7 Copies, etc. The Agent shall give prompt notice to each
                    -----------
Lender of each notice or request required to be given by the Agent to the Lenders pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for the account of the Lenders and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

        SECTION 9.8 Action Through Agent. All actions taken with respect to any
                    --------------------
collateral security or guaranties provided under the Loan Documents shall be taken solely by the Agent, and no Lender shall have any right to take any actions individually with respect thereto.

        SECTION 9.9 Documentation Agents. None of the Lenders identified on the
                    --------------------
facing page or signature pages of this Agreement as a "documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

        SECTION 9.10 Collateral Matters. (a) The Agent is authorized on behalf
                     ------------------
of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

        (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Borrower or any Subsidiary owned no interest at the time the Lien was granted or any time thereafter; (iv) constituting property leased to the Borrower or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or such Subsidiary to be, renewed or extended;(v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Required Lenders or all of the Lenders, as the case may be, as provided in subsection 10.1(d). Upon request by the Agent at any
                       ------------------
time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection 9.10(a),
                                                         ------------------
provided that the absence of any such confirmation for whatever reason shall not
--------
affect the Agent's rights under this Section 9.11.
                                     ------------

        (c) Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Borrower or any Subsidiary) that the Borrower's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Lender other than the Mortgaged Real Property and the Modesto Property.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

        SECTION 10.1 Waivers, Amendments, etc. The provisions of this Agreement
                     ------------------------
and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that no such
                                          --------  -------
amendment, modification or waiver which would:

                (a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders shall be effective unless consented to by each Lender;

                (b) modify this Section 10.1, change the definition of "Required
                                ------------                            --------
        Lenders", increase the Commitment Amount or the Percentage of any
        -------
        Lender, reduce any fees described in Article III, or release any
                                             -----------
        collateral security, except as otherwise specifically provided or contemplated in this Agreement or in any Loan Document, shall be made without the consent of each Lender and each holder of a Note;

                (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; or

                (d) affect adversely the interests, rights or obligations of the Agent in its capacity as the Agent shall be made without consent of the Agent.

No failure or delay on the part of the Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION 10.2 Notices. All notices and other communications provided to
                     -------
any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (upon receipt of electronic confirmation of transmission).

        SECTION 10.3 Payment of Costs and Expenses. The Borrower agrees to pay
                     -----------------------------
on demand all expenses of the Agent and the Lead Arranger (including the fees and out-of-pocket expenses of counsel to the Agent and the Lead Arranger (including the reasonable allocated cost of internal legal services and all disbursements of internal counsel) and of local counsel, if any, who may be retained by counsel to the Agent and the Lead Arranger) in connection with

                (a) the negotiation, preparation, execution and delivery of this Agreement, the Notes, each Collateral Document and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement, the Notes, any Collateral Document or any other Loan Document as may from time to time hereafter be required or requested, whether or not the transactions contemplated hereby or thereby are consummated;

        (b) the filing, recording, refiling or rerecording of the Fourth Amendment to Mortgage, the Second Amendment to Modesto Mortgage, the Pledge Agreement and the Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Mortgage, the Pledge Agreement or the Security Agreement;

        (c) the preparation and review of the form of any document or instrument relevant to this Agreement, the Notes, any Collateral Document or any other Loan Document; and

        (d) the administration of this Agreement, the Notes, the Collateral Documents and the other Loan Documents and the consideration of legal questions relevant hereto and thereto.

The Borrower further agrees to pay, and to hold the Agent, the Lead Arranger and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Agent, the Lead Arranger and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent or the Lead Arranger or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations, and
(y) the enforcement of any Obligations.

     SECTION 10.4 Indemnification. In consideration of the execution and
                  ---------------
delivery of this Agreement by each Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any
                    -------------------
and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified
                    -----------------------
Parties or any of them as a result of, or arising out of, or relating to

        (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

        (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Loans);
                                         ---------

        (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or such Lender is party thereto;

        (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; and

        (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5 Survival. The obligations of the Borrower under Sections 4.3,
                  --------                                        ------------
4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section
---  ---  ---  ----     ----                                           -------
9.1, shall in each case survive any termination of this Agreement, the payment
---
in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6 Severability. Any provision of this Agreement, the Notes, any
                  ------------
Collateral Document or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, the Notes, any Collateral Document or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7 Headings. The various headings of this Agreement and of each
                  --------
other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8 Execution in Counterparts. This Agreement may be executed by
                  -------------------------
the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 10.9  Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES,
                   -------------------------------
EACH COLLATERAL DOCUMENT AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT AS TO ANY COLLATERAL DOCUMENT WHICH EXPRESSLY SPECIFIES THAT THE LAWS OF ANOTHER STATE SHALL GOVERN SUCH DOCUMENT. This Agreement, the Notes, the Collateral Documents and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10 Successors and Assigns. This Agreement shall be binding upon
                   ----------------------
and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:
                        --------  -------

               (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

               (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.
                    -------------

     SECTION 10.11 Sale and Transfer of Loans and Notes; Participations in Loans
                   -------------------------------------------------------------
and Notes. Each Lender may assign, or sell participations in, its Loans and
---------
Commitment to one or more other Persons in accordance with this Section 10.11.
                                                                -------------

     SECTION 10.11.1 Assignments. Any Lender, with notice to the Borrower and
                     -----------
the Agent, but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or any other Lender, or with the consent of the Borrower and the Agent one or more commercial banks or other financial institutions or funds (each such Affiliate, Lender, commercial bank, financial institution or fund described as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee
                                                               --------
Lender"), all or any fraction of such Lender's total Loans (which assignment and
------
delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans) in a minimum aggregate amount of $2,500,000; provided,
                                                                       --------
however, that any such Assignee Lender will comply, if applicable, with the
-------
provisions contained in the last sentence of Section 4.6 and further, provided,
                                             -----------     -------  --------
however, that the Borrower and the Agent shall be entitled to continue to deal
-------
solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

               (a) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Lender and such Assignee Lender;


               (b) such Assignee Lender shall have executed and delivered to the Borrower and the Agent a Lender Assignment Agreement, accepted by the Agent; and

               (c) the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Lender Assignment Agreement,
(x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents and (z) the assignor Lender and the Assignee Lender shall have the respective Percentages set forth in the Lender Assignment Agreement. Within five Business Days after its receipt of notice that the Agent has received an executed Lender Assignment Agreement, the Borrower shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and, if the assignor Lender has retained Loans hereunder, a replacement Note in the principal amount of the Loans retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Unless otherwise agreed to by the Agent, such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent upon delivery of any Lender Assignment Agreement in the amount of $5,000. Any attempted assignment and delegation not made in accordance with this Section 10.11.1 shall be null and
                                            ---------------
void.

     SECTION 10.11.2 Participations. Any Lender may at any time sell to one or
                     --------------
more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of
                               -----------
the Loans or other interests of such Lender hereunder; provided, however, that
                                                       --------  -------

               (a) no participation contemplated in this Section 10.11 shall
                                                         -------------
     relieve such Lender from its other obligations hereunder or under any other Loan Document;

               (b) such Lender shall remain solely responsible for the performance of such other obligations;

               (c) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

               (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.1; and
                                      ----------    ---    ------------

               (e) the Borrower shall not be required to pay any amount under
     Section 4.6 that is greater than the amount which it would have been
     -----------
     required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 10.3 and 10.4, shall be considered a
------------  ---  ---  ---  ---  ---  ----     ----
Lender.

     SECTION 10.11.3 Information and Assistance. The Borrower hereby agrees to
                     --------------------------
provide prompt and reasonable assistance with respect to any contemplated or proposed assignments or participations, and hereby further agrees that any information supplied to a Lender pursuant hereto may be supplied by such Lender to any bona fide potential assignee or participant.

     SECTION 10.12 Other Transactions. Nothing contained herein shall preclude
                   ------------------
the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13 Maximum Interest. It is the intention of the parties hereto
                   ----------------
that each Lender shall conform strictly to usury laws applicable to it. Accordingly, the parties hereto stipulate and agree that none of the terms and provisions contained in the Notes, this Agreement, any Collateral Document or any other Loan Document shall ever be construed to create a contract to pay to any Lender for the use, forbearance, or retention of money at a rate in excess of the Highest Lawful Rate applicable to such Lender, and that for purposes hereof, "interest" shall include the aggregate of all charges or other consideration which constitute interest under applicable law and are contracted for, taken, reserved, charged, or received under any of this Agreement, the Notes, the Collateral Documents or the other Loan Documents or otherwise in connection with the transactions contemplated by this Agreement. Further, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it, then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement, any Collateral Document or in any other Loan Document or agreement entered into in connection with or as security for the Notes, it is agreed as follows: the aggregate of all consideration which constitutes interest under law applicable to each such Lender that is contracted for, taken, reserved, charged, or received by such Lender under the Notes, this Agreement, or under any of the other aforesaid Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by the law applicable to such Lender, and any excess shall be credited by such Lender on the principal amount of the Indebtedness of the Borrower owed to such Lender (or, if the principal amount of such Indebtedness shall have been paid in full, to the extent such interest has been received by a Lender it shall be refunded by such Lender to the Borrower). The provisions of this Section 10.13(a) shall control over all other provisions of
                   ----------------
this Agreement, the Notes, the Collateral Documents and the other Loan Documents which may be in apparent conflict herewith. The parties further stipulate and agree that, without limitation on the foregoing, all calculations of the rate or amount of interest contracted for, taken, reserved, charged or received under any of this Agreement, the Notes, the Collateral Documents and the other Loan Documents which are made for the purpose of determining whether such rate or amount exceed the Highest Lawful Rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading during the period of the full stated term of the Indebtedness, and if longer and if permitted by applicable law, until payment in full, all interest at any time so contracted for, taken, reserved, charged, or received.

     (b) If at any time the effective rate of interest which would otherwise apply to any Indebtedness hereunder or evidenced by any Lender's Notes would exceed the Highest Lawful Rate applicable to such Lender (taking into account the interest rate applicable to such Indebtedness pursuant to the other provisions of this Agreement, plus all additional charges and consideration which have been contracted for, taken, reserved, charged, or received under this Agreement, such Lender's Notes, the Collateral Documents, and the other Loan Documents, or any of them, and which additional charges or consideration (the "Additional Charges") constitute interest with respect to such Indebtedness),
 ------------------
the effective interest rate to apply to such Indebtedness made by such Lender shall be limited to the Highest Lawful Rate, but any subsequent reductions in the interest rate applicable to such Indebtedness owed to such Lender shall not reduce the effective interest rate to apply to such Indebtedness owed to such Lender below the Highest Lawful Rate applicable to such Lender until the total amount of interest accrued on such Indebtedness equals the amount of interest which would have accrued if the interest rate from time to time applicable to such Indebtedness owed to such Lender had at all times been in effect with respect to such Indebtedness pursuant to the other provisions of this Agreement and the other Loan Documents and if the Lenders had collected all Additional Charges called for under this Agreement, the Notes, the Collateral Documents and the other Loan Documents. If at maturity or final payment of such Lender's Obligations the total amount of interest paid to any Lender hereunder and under the other Loan Documents (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Lenders, and taking into account the limitations of the first sentence of this Section
                                                                  -------
10.13(b)) is less than the total amount of such "interest" which would have been
--------
paid if all amounts were paid as required by this Agreement (without giving effect to this Section 10.13) and the other Loan Documents (the amount of the
               -------------
difference described above, the "Deficiency"), then the Borrower agrees, to the
                                 ----------
fullest extent permitted by the laws applicable to such Lender, to pay to such Lender an amount equal to the lesser of (i) the difference between (1) the amount of such "interest" which would have accrued on such Lender's Notes if the Highest Lawful Rate had at all times been in effect, and (2) the amount of interest actually paid on such Lender's Notes (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Lender's Notes) and (ii) the amount of the Deficiency.

     (c) Notwithstanding anything to the contrary contained above in this
Section 10.13, it is understood and agreed that (i) all representations and
-------------
warranties contained in this Agreement, in the Collateral Documents and in the other Loan Documents have been made without reliance upon, or giving effect to, the provisions of Section 10.13(a) and (ii) that the Lenders have relied upon
                  ----------------
the accuracy of such representations and warranties. Furthermore, the Borrower acknowledges and agrees that each Lender shall, to the fullest extent permitted by law, be entitled to recover damages from the Borrower in the event of a material misrepresentation by the Borrower.

     SECTION 10.14 Forum Selection and Consent to Jurisdiction. ANY LITIGATION
                   -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES, ANY COLLATERAL DOCUMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT
                                                      --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE NOTES, THE COLLATERAL DOCUMENTS AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.15 Waiver of Jury Trial. THE AGENT, THE LENDERS AND THE BORROWER
                   --------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES, ANY COLLATERAL DOCUMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE

AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH COLLATERAL DOCUMENT AND EACH SUCH OTHER LOAN DOCUMENTS.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     NASCO INTERNATIONAL, INC.


                                       By: /s/ Dean T. Johnson
                                          --------------------------------------
                                          Title: Chief Financial Officer

                                       Address:    901 Janesville Avenue
                                                   Fort Atkinson, WI  53538-0901

                                       Telecopier No.: 920-563-0234

                                       Attention:  Dean T. Johnson
                                                   Chief Financial Officer

                                       Copy to:

                                       Geneve Corporation
                                       96 Cummings Point Road
                                       Stamford, Connecticut 06902

                                       Telecopier No.: 203-348-3103

                                       Attention:  Theresa Herbert,
                                                   Vice President


                                       BANK OF AMERICA, N.A.
                                         as Agent

                                       By: /s/ Gary R. Peet
                                          --------------------------------------
                                          Title:  Managing Director

                                       Address:    231 South LaSalle Street
                                                   Chicago, Illinois  60697

                                       Telecopier No.: 312-987-0889

                                       Attention:  Debra Basler
                                                   Vice President

         PERCENTAGE                 LENDERS
         ----------                 -------

         53.2710%                   BANK OF AMERICA, N.A.


                                    By: /s/ Gary R. Peet
                                       -----------------------------
                                     Title: Managing Director

                                    Domestic
                                    Office:       231 South LaSalle Street
                                                  Chicago, Illinois  60697

                                    Telecopy No.: 312-987-0889

                                    Attention:    Debra Basler
                                                  Vice President

                                    Eurodollar
                                    Office:       231 South LaSalle Street
                                                  Chicago, Illinois  60697


         46.7290%                   BANK ONE, WISCONSIN

                                    By: /s/ Paul C. Fuerst
                                      -------------------------------
                                    Title: Senior Vice President

                                    Domestic
                                    Office:       111 East Wisconsin Avenue
                                                  Mail Code WI1-2032
                                                  Milwaukee, Wisconsin 53202

                                    Telecopy No.: (414) 765-2176

                                    Attention:     Mark Bruss

                                                                       EXHIBIT A

                                      NOTE

$23,831,790.00                                               Date:  May 29, 2001


         FOR VALUE RECEIVED, Nasco International, Inc., a Wisconsin corporation (the "Borrower") hereby unconditionally promises to pay to the order of BankOne, Wisconsin (the "Lender"):

                   (1) prior to or on the Stated Maturity Date the principal amount of Twenty-three million eight hundred thirty-one thousand seven hundred ninety Dollars ($23,831,790.00), or, if less, the aggregate unpaid principal amount of Loans advanced by the Lender to such Borrower pursuant to the Amended and Restated Credit Agreement (Five Year) dated as of May 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, BankOne, Wisconsin, as Documentation Agent, Bank of America, N.A. as Administrative Agent, and the various financial institutions (including the Lender) which are, or may from time to time become parties thereto; and

                   (2) interest on the principal balance hereof from time to time outstanding from the Effective Date (as defined in the Credit Agreement) through and including the maturity date hereof at the times and at the rates provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provide for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrower irrevocably authorizes the Lender to make or cause to be made, at or about the date of any Loan made to such Borrower or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record including computer records, maintained by the Lender with respect to any Loans made to the Borrower shall be prima
                                                                       ------
 facie evidence of the principal amount thereof owing and unpaid by the Borrower
 -----
 to the Lender, but the failure to record, or any error is so recording, any such amount on any such grid, continuation or other record shall not limit or

                                  Exhibit A-1
 otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal and of interest on this Note when due.

         The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note severally owing by the Borrower on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur and be continuing with respect to the Borrower, the entire unpaid principal amount of this Note owing by such Borrower and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         Except to the extent otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first above written.


                                                  NASCO INTERNATIONAL, INC.

                                                  By: /s/ Dean T. Johnson
                                                     ---------------------------
                                                  Title: Chief Financial Officer

                                  Exhibit A-2

                                                                       EXHIBIT A

                                      NOTE

$27,168,210.00                                               Date:  May 29, 2001


         FOR VALUE RECEIVED, Nasco International, Inc., a Wisconsin corporation (the "Borrower") hereby unconditionally promises to pay to the order of Bank of America, N.A. (the "Lender"):


                  (a) prior to or on the Stated Maturity Date the principal amount of Twenty-seven million one hundred sixty-eight thousand two hundred ten Dollars ($27,168,210.00), or, if less, the aggregate unpaid principal amount of Loans advanced by the Lender to such Borrower pursuant to the Amended and Restated Credit Agreement (Five
          Year) dated as of May 29, 2001 (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, Bank of America, N.A., as Documentation Agent, Bank of America, N.A. as Administrative Agent, and the various financial institutions (including the Lender) which are, or may from time to time become parties thereto; and

                  (b) interest on the principal balance hereof from time to time outstanding from the date of this Loan through and including the maturity date hereof at the times and at the rates provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provide for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         The Borrower irrevocably authorizes the Lender to make or cause to be made, at or about the date of any Loan made to such Borrower or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record including computer records, maintained by the Lender with respect to any Loans made to the Borrower shall be prima
                                                                       -----
 facie evidence of the principal amount thereof owing and unpaid by the Borrower
 -----
 to the Lender, but the failure to record, or any error is so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal and of interest on this Note when due.

                                  Exhibit A-3

         The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note severally owing by the Borrower on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur and be continuing with respect to the Borrower, the entire unpaid principal amount of this Note owing by such Borrower and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         Except to the extent otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first above written.

                                                  NASCO INTERNATIONAL, INC.

                                                  By: /s/ Dean T. Johnson
                                                     ---------------------------
                                                  Title: Chief Financial Officer

                                  Exhibit A-4

                                                                       EXHIBIT B

                            FORM OF BORROWING REQUEST

Bank of America, N.A., as Administrative Agent
231 S. LaSalle Street
Chicago, IL  60697

Attention:   [Name]
             [Title]

Ladies and Gentlemen:

     This Borrowing Request is delivered to you pursuant to Section 2.3 of the
                                                            -----------
Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Nasco International, Inc., a Wisconsin corporation
 ----------------
(the "Borrower"), certain financial institutions which are, or may from time to
      --------
time become parties thereto, Bank One, Wisconsin, as documentation agent and Bank of America, N.A., as administrative agent (the "Agent"). Unless otherwise
                                                     -----
defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that a Loan be made in the aggregate principal amount of $_______ on _______, 200__ as a [Eurodollar Rate Loan having an Interest Period of ___] [Base Rate Loan].

     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the
                                                        -------------
Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 are true and
                                                    -------------
correct in all material respects.

     The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

     Please transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated:

                                  Exhibit B-1

                     Person to be Paid


  Amount to be     Name          Account No.   Name, Address, etc. of Transferee
  Transferred                                               Lender

$_____________   _________      _____________  _________________________________
                                               _________________________________
                                               Attention:_______________________

$_____________   _________      _____________  _________________________________
                                               _________________________________
                                               Attention:_______________________

Balance of       The Borrower   _____________  _________________________________
such proceeds                                  _________________________________
                                               Attention:_______________________


     The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of _______________, 200__.


                                                NASCO INTERNATIONAL, INC.



                                                By:
                                                   Title:

                                  Exhibit B-2

                                                                       EXHIBIT C

                     FORM OF CONTINUATION/CONVERSION NOTICE


Bank of America, N.A., as Administrative Agent
231 S. LaSalle Street
Chicago, IL  60697

Attention:    [Name]
              [Title]

Ladies and Gentlemen:

     This Continuation/Conversion Notice is delivered to you pursuant to Section
                                                                         -------
2.4 of the Amended and Restated Credit Agreement (Five Year), dated as of May
---
29, 2001 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Nasco International, Inc., a Wisconsin
     ----------------
corporation (the "Borrower"), certain financial institutions which are, or may
                  --------
from time to time become parties thereto, Bank One, Wisconsin, as documentation agent and Bank of America, N.A., as administrative agent, (the "Agent"). Unless
                                                                -----
otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that on_________, 200__,

          (1) $_____ of the presently outstanding principal amount of the Loans originally made on _____, 200__ [and $______ of the presently outstanding principal amount of the originally made on _____, 200__],

          (2) and all presently being maintained as */[Base Rate Loans]
                                                    -
     [Eurodollar Rate Loans],

          (3) be [converted into] [continued as],

          (4) [Eurodollar Rate Loans having an Interest Period of ____ months] [Base Rate Loans].

The Borrower hereby:


_____________________
*/   Select appropriate interest rate option.
-

                                   Exhibit C-1

          (a) certifies and warrants that no Default has occurred and is continuing; and

          (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

     The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of ________, 200__.


                                              NASCO INTERNATIONAL, INC.

                                              By:
                                              Title:

                                  Exhibit C-2

                                                                       EXHIBIT D

                                PLEDGE AGREEMENT
                                ----------------

     THIS PLEDGE AGREEMENT, dated as of March 31, 2000 (as modified from time to time, this " Pledge Agreement") made by NASCO INTERNATIONAL, INC., a Wisconsin
             ----------------
corporation (the "Pledgor"), in favor of BANK OF AMERICA N.A. (together with any
                  -------
successor(s) thereto in such capacity, the "Agent") for the various financial.
                                            -----
institutions (individually a "Lender" and collectively the "Lenders") which are
                              ------                        -------
or may from time to time become, parties to the Credit Agreements referred below.

                                   WITNESSETH
                                   ----------

     WHEREAS, pursuant to that certain Third Amended and. Restated Credit Agreement, dated as of January 2, 1996 (as heretofore amended, supplemented arid otherwise modified to the date hereof, the "Existing Credit Agreement"), among
                                            -------------------------
the Grantor, the lenders parties thereto and Bank of America Illinois (predecessor to Bank of America, N .A.), as agent, the lenders have extended loans to the Grantor; and

     WHEREAS, as a condition precedent to any extension of credit under the Existing Credit Agreement, the Grantor was required to execute and deliver the Pledge Agreement (the "Existing Pledge Agreement") pursuant to which the Grantor granted to the Agent a continuing pledge of and security interest in, among other. things, the certificates representing all of the outstanding shares of capital stock of each of the Pledgor's subsidiaries, and all proceeds thereof, to secure, among other things, all of the Pledgor's obligations under the Existing Credit Agreement;

     WHEREAS, the Grantor has requested that the Lenders make certain credit available, in part to refinance all indebtedness under the Existing Credit Agreement, pursuant to a Credit Agreement (Five Year) dated March 31, 2000 among the Grantor, certain lenders, Bank One) Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, being referred to as the "Credit Agreement (Five Year)" and a Credit Agreement (364 Day) dated March 31, 2000 among the Grantor, certain lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, being referred to as the "Credit Agreement (364 Day)" and together with the Credit Agreement (Five
Year), the "Credit Agreements"); and

     WHEREAS, it is a condition precedent to such extensions of credit that the Pledgor enter into this Pledge Agreement to grant to the Agent a continuing pledge of and security interest in all of the outstanding shares of capital stock of each subsidiary of the Pledgor;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Pledgor from time to time pursuant to the Credit Agreements, in part to refinance the indebtedness under the Existing Credit Agreement, the Pledgor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lander Party, as follows:

                                  Exhibit D-1

                                   ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Certain Terms. The following terms (whether or not underscored)
                 -------------
when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Agent" is defined in the preamble.
      -----                    --------

     "Collateral" is defined in Section 2.1.
      ----------                -----------

     "Collateral, Documents" means the "Collateral Documents" defined in
      ---------------------
the Credit Agreement (5 Year) and "Collateral Documents," as defined in the Credit Agreement (364 Days).

     "Credit Agreement" is defined in the third recital.
      ----------------                    -------------

     "Default" means "Default" as defined in the Credit Agreement (5 Year) and
      -------
"Default" as defined in the Credit Agreement (364 Days).

     "Distributions" means all stock dividends, liquidating dividends, shares of
      -------------
stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any
      ---------
Pledged shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

     "Event of Default" means an "Event of Default" as defined in the Credit
      ----------------
Agreement (Five Year) and "Event of Default" as defined in the Credit Agreement (364 Days).

     "Existing Credit Agreement" is defined in the preamble.
      -------------------------

     "Existing Pledge Agreement" is defined in the preamble.
      -------------------------

     "Lender" is defined in the preamble.
      ------                    --------

     "Lender Party" means, as the context may require, any Lender or the Agent
      ------------
and each of their respective successors, transferees and assigns.

     "Lenders" is defined in the preamble.
      -------                    --------

     "Loan Documents" means "Loan Documents" as defined in the Credit Agreement
      --------------
(Five Year) and "Loan Documents" as defined in the Credit Agreement (364 Days).

                                  Exhibit D-2

     "Notes" mean "Notes" as defined in the Credit Agreement (Five Year) and
      -----
"Notes" as defined in the Credit Agreement (364 Days).

     "Obligations" means "Obligations" as defined in the Credit Agreement (Five
      -----------
Year) and "Ob1igations" as defined in the Credit Agreement (364 Days).

     "Pledge Agreement" is defined in the preamble.
      ----------------                    --------

     "Pledged Note Issuer" means each Person identified in Item B of Attachment
      -------------------                                  ------    ----------
1 hereto as the issuer of the Pledged Note identified opposite the name of such
-
Person.

     "Pledged Notes" means all promissory notes of any Pledged Note Issuer in
      -------------
the form or substantially the form of Exhibit A hereto which are delivered by
                                      ---------
the Pledgor to the Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.5, are amended, modified or supplemented
                          -----------
from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution there for.

     "Pledged Property" means all Pledged Shares, all Pledged Notes, and all
      ----------------
other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledged Share Issuer" means each Person identified in Item A of Attachment
      --------------------                                  ------    ----------
1 hereto as the issuer of the Pledged Shares identified opposite the name of
-
such Person.

     "Pledged Shares" means all shares of capital stock of any Pledged Share
      --------------
Issuer.

     "Pledgor" is defined in the preamble.
      -------                    --------

     "Secured Obligations" is defined in Section 2.2.
      -------------------                -----------

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of
      ------
Illinois.

     SECTION 1.2 U.C.C. DEFINITIONS. Un1ess otherwise defined herein or the
                 ------------------
context otherwise, requires, terms for which meanings are provided in the U.C.C. are used, in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

     SECTION 2.1 Confirmation and Grant of Security Interest and Pledge. The
                 ------------------------------------------------------
Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent for its benefit and the ratable benefit of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing pledge and security interest in and to, all of the following property (the "Collateral"):
                                ----------

                                   Exhibit D-3

                (a) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item A of Attachment 1 hereto;
                                           ------    ------------

                (b)  all other Pledged Shares issued from time to time;

                (c) all promissory notes of each Pledged Note Issuer identified in Item B of Attachment 1 hereto;
                      ------    ------------

                (d)  all other Pledged Notes issued from time to time;

                (e) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

                (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

                (g)  all proceeds of any and all of the foregoing.

        SECTION 2.2 Security for Obligations. This Pledge Agreement secures the
                    ------------------------
payment in full of all Obligations now or hereafter existing under the Credit Agreements, the Notes, the Collateral Documents and each other Loan Document (including this Pledge Agreement) to which the Pledgor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

        SECTION 2.3 Delivery of Pledged Property. All certificates or
                    ----------------------------
instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, and all other necessary and appropriate action and approvals shall have been taken or received to grant to the Agent a first priority fully perfected security interest in such Collateral.

        SECTION 2.4 Dividends on Pledged Shares and Payments on Pledged Notes.
                    ---------------------------------------------------------
In the event that any Dividend is to be paid on any Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when (x) no Default of the nature referred to in Section 8.1.9 of either Credit Agreement has occurred and is continuing, and no (y) Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to and retained by the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Agent (and if for any reason the Pledgor shall receive such Dividend or payment in such circumstances, the Pledgor shall hold the same segregated and in trust for the Agent until paid to the Agent in accordance with Section 4.4 hereof).
                                                 -----------

        SECTION 2.5 Continuing Security Interest; Transfer of Note. This Pledge
                    ----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall

                (a) remain in full force and effect until payment in full of all Obligations,

                                  Exhibit D-4

                (b) be binding upon the Pledgor and its successors, transferees and assigns, and

                (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each Other Lender Party.

Without limiting the foregoing c1ause (c) any Lender may assign or otherwise
                               ----------
transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of each Credit Agreement. Upon the final payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, and all Pledged Notes, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        SECTION 3.1 Warranties, etc. The Pledgor represents and warrants unto
                    ---------------
each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Agent of any Collateral, as set forth in this Article.

        SECTION 3.1.1 Ownership, No Liens, etc. The Pledgor is the legal and
                      ------------------------
beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Agent.

        SECTION 3.1.2 Valid Security Interest. The delivery of such Collateral
                      -----------------------
to the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

        SECTION 3.1.3 As to Pledged Shares. In the case of any Pledged Shares
                      --------------------
constituting such Collateral, all of such Pledged Shares are duly authorized arid validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer. The Pledgor has no Subsidiary other than the Pledged Share Issuers.

        SECTION 3.1.4 As to Pledged Notes. In the case of each Pledged Note, all
                      -------------------
of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

                                  Exhibit D-5

        SECTION 3.1.5 Authorization, Approval, etc. No authorization, approval,
                      ----------------------------
or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

                (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

                (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a depository of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

        SECTION 3.1.6 Compliance with Laws. The Pledgor is in compliance with
                      --------------------
the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the noncompliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Pledgor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

        SECTION 4.1 Protect Collateral; Further Assurances, etc. The Pledgor
                    -------------------------------------------
will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to times at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may, reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

        SECTION 4.2 Stock Powers, etc. The Pledgor agrees that all Pledged
                    -----------------
Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral Into the name of any nominee designated by the Agent.

                                  Exhibit D-6

        SECTION 4.3 Continuous Pledge. Subject to Section 2.4, the Pledgor will,
                    -----------------
at all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Agent with respect to the Pledged Notes, and all other Collateral arid other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any. Collateral, and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first perfected basis.

        SECTION 4.4 Voting Rights; Dividends, etc. The Pledgor agrees:
                    -----------------------------

                (a)   after any Default of the nature referred to in Section
                                                                     -------
        8.1.9 of either Credit Agreement or an Event of Default shall have
        -----
        occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefore by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with
        Section 6.3 and
        -----------

                (b) after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgor of the Agent's intention to exercise its voting power under this clause (b) of Section
                                                                        -------
        4.4
        ---

                      (i) the Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                      (ii) promptly to deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in clause (b) of Section 4.4, the Pledgor shall have the exclusive voting power
   ----------    -----------
with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

                                  Exhibit D-7

        SECTION 4.5   Additional Undertakings. The Pledgor will not, without the
                      -----------------------
prior written consent of the Agent;


                (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

                (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral; or

                (c) make any demand under any Pledged Note at any time when a Default of the nature referred to in Section 8.1.9 of either Credit
                                             -------------
        Agreement, or any Event of Default, has occurred arid is continuing.

                                   ARTICLE V

                                   THE AGENT

        SECTION 5.1   Agent Appointed Attorney-in-Fact. The Pledgor hereby
                      --------------------------------
irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation;

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

        SECTION 5.2   Agent May Perform. If the Pledgor fails to perform any
                      -----------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.
                                                      -----------

        SECTION 5.3   Agent Has No Duty. The powers conferred on the Agent
                      -----------------
hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral

                                  Exhibit D-8
in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

        SECTION 5.4  Reasonable Care. The Agent is required to exercise
                     ---------------
reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised
            -----------------
reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

        SECTION 6.1  Certain Remedies. If any Event of Default shall have
                     ----------------
occurred and be continuing:

                (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, nil the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b)   The Agent may

                      (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                      (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

                      (iii) enforce collection of any of the Collateral by suit
                or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or

                                  Exhibit D-9
                renew for any period (whether or not longer than the original period) any obligations of any nature of arty party with respect thereto,

                        (iv) endorse any checks, drafts or other writings in the
                Pledgor's name to allow collection of the Collateral,

                        (v)  take control of any proceeds of the Collateral, and

                        (vi) execute (in the name, place and, stead of the
                Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

        SECTION 6.2   Compliance with Restrictions. The Pledgor agrees that in
                      ----------------------------
any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

        SECTION 6.3 Application of Proceeds. All cash proceeds received by the
                    -----------------------
Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 10.3 of each Credit Agreement and Section 6.4) in whole or
            ------------                              -----------
in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect.

        Any surplus of such cash or cash proceeds held by the Agent and remaining after final payment in full of all the Obligations, and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

        SECTION 6.4 Indemnity and Expense. The Pledgor hereby indemnifies and
                    ---------------------
holds harmless the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct, Upon demand, the Pledgor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel (including the reasonable allocated cost of internal legal services and, all disbursements of internal counsel) and of any experts and agents, which the Agent may incur in connection with:

                                  Exhibit D-10

          (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

          (b) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Agent hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Loan Document. This Pledge Agreement is a Loan Document
                 -------------
executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof (including as to the WAIVER OF ANY JURY TRIAL with respect to any litigation relating to or arising out of any matter herein).

     SECTION 7.2 Amendments, etc. No amendment to or waiver of any provision of
                 ---------------
this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.3 Protection of Collateral. The Agent may from time to time, at
                 ------------------------
its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4 Addresses for Notices. All notices and other communications
                 ---------------------
provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed, or telegraphed or delivered to it at the address set forth below its signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent Specified in the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

     SECTION 7.5 Section Captions. Section captions used in this Pledge
                 ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

                                  Exhibit D-11

     SECTION 7.6 Severability. Wherever possible each provision of this Pledge
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.7 Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT
                 ------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OP ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                                  Exhibit D-12

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        NASCO INTERNATIONAL, INC.

                                        By: /s/ Dean T. Johnson
                                            ------------------------------------
                                            Title: Chief Financial Officer

                                            Address:   901 Janesville Avenue
                                                       Fort Atkinson, WI
                                                       53538-0901

                                            Telecopy No.: 414-563-0234

                                            Attention: Dean T. Johnson
                                                       Chief Financial Officer

                                        Copy to:

                                            Geneve Corporation
                                            96 Cummings Point Road
                                            Stamford, Connecticut 06902

                                            Telecopy No.: 203-348-3103

                                            Attention: William J. Peterson
                                                       Chief Financial Officer

                                  Exhibit D-13

                                        ACCEPTED:

                                        BANK OF AMERICA LA., as Agent

                                        By: /s/ Debra Basler
                                            ------------------------------------
                                            Title: Vice President
                                            Address:   231 South LaSalle Street
                                                       Chicago, Illinois 60697

                                            Telecopy No.: 312-987-0889

                                            Attention: Debra Basler


                                  Exhibit D-14

                                                                    ATTACHMENT I
                                                             to Pledge Agreement

                                   Description
                                   -----------

Item A. Pledged Shares
        --------------

Pledged Share Issuer                             Common Stock
--------------------                             ------------

                                   Authorized     Outstanding     % of Shares
                                     Shares          Shares         Pledged

Nasco Export, Inc.                   50,000          2,500            100%

Nasco Preferred Corporation           1,000            100            100%

Nasco Subsidiary Corporation          1,000            100            100%

Triarco Arts & Crafts, Inc.          44,000             50            100%



Item B. Pledged Notes
        -------------

None

                                  Exhibit D-15

                                                                       EXHIBIT E

                               SECURITY AGREEMENT

          THIS SECURITY AGREEMENT, dated as of March 31, 2000 (as modified from time to time, this "Security Agreement"), made by NASCO INTERNATIONAL, INC., a
                    ------------------
Wisconsin corporation (the "Grantor"), in favor of BANK OF AMERICA, N.A., as
                            -------
administrative agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the various financial institutions (individually a
     -----
"Lender" and collectively the "Lenders") which are or may from time to time
 ------                        -------
become, parties to the Credit Agreements referred to below,

          WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement, dated as of January 2, 1996 (as heretofore amended, supplemented and otherwise modified to the date hereof, the "Existing Credit Agreement"), among
                                            -------------------------
the Grantor, the lenders parties thereto and Bank of America Illinois (predecessor to Bank of America, N.A.), as agent, the lenders have extended loans to the Grantor; and

          WHEREAS, as a condition precedent to any extension of credit under the Existing Credit Agreement, the Grantor was required to execute and deliver the Security Agreement (the "Existing Security Agreement") pursuant to which the Grantor granted to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Existing Security Agreement, the Grantor entered into the Agreement (Patent), the Agreement (Trademark) and the Agreement (Copyright) (collectively referred to herein as the "Supplements"); and
                  -----------

          WHEREAS, the Grantor has requested that the Lenders make certain credit available, in part to refinance all indebtedness under the Existing Credit Agreement, pursuant to a Credit Agreement (Five Year) dated March 31, 2000 among the Grantor, certain lenders, Bank One, Wisconsin as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, being referred to as the "Credit Agreement (Five Year)" and a Credit Agreement (364 Day) dated March 31, 2000 among the Grantor, certain lenders, Bank One, Wisconsin as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, being referred to as the "Credit Agreement (364 Day)" and together with the Credit Agreement (Five Year), the "Credit Agreements"); and

          WHEREAS, it is a condition precedent to such extensions of credit that the Grantor enter into this Security Agreement to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Collatera1 (including, without limitation, the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as defined therein and in the Supplements);

          NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknow1edged, and in order to induce the Lenders to make Loans (including the initial Loans) to

                                  Exhibit E-1
the Grantor from time to time pursuant to the Credit Agreements, in part to refinance the indebtedness under the Existing Credit Agreement, the Grantor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1 Certain Terms. The following terms (whether or not underscored)
                 -------------
when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof);

     "Agent" is defined in the preamble.
      -----                    --------

     "Collateral" is defined in Section 2.1
      ----------                -----------

     "Collateral Account" is defined in clause (c) of Section 4.1.2.
      ------------------                ----------    -------------

     "Commitments" means the "Commitments" as defined in the Credit Agreement
      -----------
(Five Year) and the Credit Agreement (364 Day).

     "Computer Hardware and Software Collateral" means:
      -----------------------------------------

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display termina1s, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equa1izers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs, data and databases (including both source code, object code and all related applications and data files), whether now owned, licensed or 1eased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;
        ----------

          (c) all firmware associated therewith;

          (d) all documentation (including flow charts, logic diagrams, manuals guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and
                                         -----------         ---

          (e) all rights with respect to all of the foregoing, including,
                                                    ---------
     without limitation, any and all copyrights, 1icenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications arid any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Copyright Collateral" means all copyrights and all semi-conductor chip
      --------------------
product mask works of the Grantor, whether statutory or common law, registered or unregistered, now or

                                  Exhibit E-2
hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in Item A of Schedule IV attached hereto, and all applications for
      ------    -----------
registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and
------    -----------
future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "Credit Agreement" is defined in the third recital.
          ----------------                    -----

         "Equipment" is defined in clause (a) of Section 2.1.
          ---------                ---------     -----------

         "Existing Credit Agreement" is defined in the first recital.
          -------------------------                    -------------

          "Existing Security Agreement: is defined in the preamble.
           ---------------------------                    --------

         "Grantor" is defined in the preamble.
          -------                    --------

         "Intellectual Property Collateral" means, collectively, the Computer
          --------------------------------
Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "Inventory" is defined in clause (b) of Section 2.1.
          ---------                ---------     -----------

         "Lender" is defined in the preamble.
          ------                    --------

         "Lender Party: means, as the context may require, any Lender or the
          ------------
Agent and each of its respective successor, transferees and assigns.

         "Lenders" is defined in the preamble.
          -------                    --------

         "Loan Documents" means "Loan Documents" as defined in the Credit
          --------------
Agreement (Five Year) and "Loan Documents" as defined in the Credit Agreement (364 Day).

         "Notes" means the "Notes" as defined in the Credit Agreement (Five
          -----
Year) and "Notes" as defined in the Credit Agreement (364 Day).

         "Obligations" means "Obligations" as defined in the Credit Agreement
          -----------
(Five Year) and "Obligations" as defined in the Credit Agreement (364 Day).

         "Patent Collateral" means:
          -----------------

              (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and

                                   Exhibit E-3
          including each patent and patent application referred to in Item A of
                                                                      ------
          Schedule II attached hereto;
          -----------

               (b) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto;
                ------    -----------

               (c) all reissues, divisions, continuations,
          continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b); and
                                    ----------       -

               (d) all proceeds of, and rights associated with, the foregoing (including license, royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and
                                     ------    -----------
          for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all
                                 ------    -----------
          rights corresponding thereto throughout the world.

         "Receivables" is defined in clause (c) of Section 2.1.
          -----------                ---------     -----------

         "Related Contracts: is defined in clause (c) of Section 2.1.
          -----------------                ----------    -----------

         "Security Agreement" is defined in the preamble.
          ------------------                    --------

         "Supplements" is defined in the second recital.
          -----------                    --------------

         "Trademark Collateral" means:
          --------------------

                   (a) all trademarks, trade names, corporate names, company
               names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing
               ------  -                               ---------
               anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;
                  ------    ------------

                   (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached;
                              ------    ------------

                   (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);
                            ----------       -

                   (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and
                                                                 ----------
               (b); and
                -

                                  Exhibit E-4

               (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
                                                           ------     ------
          Schedule III attached hereto, or for any injury to the goodwill
          ------------
          associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "Trade Secrets Collateral" means common law and statutory trade secrets and
      ------------------------
all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"),
                                                               ------------
whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the
                              ----------
right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of
      ------
Illinois.


     SECTION 1.2 U.C.C. Definitions. Unless otherwise defined herein or the
                 ------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.1 Confirmation and Grant of Security Interest. The Grantor hereby
                 -------------------------------------------
pledges, assigns and grants, to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "Collateral"):
                           ----------

          (a) all equipment in all of its forms of the Grantor, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "Equipment");
                                     ---------

          (b) all inventory in all of its forms of the Grantor, wherever located, including

              (i) all raw materials and work in progress therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

              (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

              (iii) all goods which are returned to or repossessed by the Grantor; and

                                   Exhibit E-5

               (iv) live specimens including frogs

     and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");
                          ---------

          (c) all accounts, contracts, contract rights, chattel paper, documents and general intangibles of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and
                                                     -----------
     all such security agreements, guaranties, leases and other contracts being the "Related Contracts");
          ------- ---------

          (d) all Intellectual Property Collateral of the Grantor;

          (e) all certificated securities;

          (f) all investment property and financial assets;

          (g) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
     Section 2.1;
     -----------

          (h) all of the Grantor's other property and rights of every kind and description and interests therein, including all rights in any bank or other accounts and in all monies from time to time therein; and

          (i) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a),
                                                                  ----------
     (b), (c), (d), (e), (f), (g), and (h), proceeds deposited from time to time
      -    -    -    -    -    -        -
     in the Collateral Account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, the Agent shall not enforce the security interest granted pursuant to this Security Agreement in rights arising under contracts as to which such enforcement would constitute a violation of a valid and enforceable restriction thereon, unless any required consents shall have been obtained or such restriction shall have become or be rendered ineffective by reason of law, court proceedings or otherwise. The Grantor agrees to use its best efforts to obtain any such required consent.

     SECTION 2.2 Security for Obligations. This Security Agreement secures the
                 ------------------------
payment of all Obligations now or hereafter existing under the Credit Agreements, the Notes and each

                                  Exhibit E-6
other Loan Document (including this Security Agreement) to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

     SECTION 2.3 Continuing Security Interest; Transfer of Notes. This Security
                 -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Obligations and the termination of all Commitments,

          (b) be binding upon the Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may
                                                 ---------
assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under an Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of either Credit Agreement. Upon the final payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 2.4 Grantor Remains Liable. Anything herein to the contrary
                 ----------------------
notwithstanding:


          (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

          (b) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

          (c) neither the Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                                   Exhibit E-7

     SECTION 3.1   Representation and Warranties. The Grantor represents and
                   -----------------------------
warrants unto each Lender Party as set forth in this Article.

     SECTION 3.1.1 Location of Collateral, etc. All of the Equipment and
                   ---------------------------
Inventory of the Grantor are located at the places specified in Item A and Item
                                                                ------     ----
B, respectively, of Schedule I hereto. None of the Equipment and Inventory has,
-                   ----------
within the four months preceding the date of the Security Agreement, been located at any place other than the place specified in Item A and Item B,
                                                       ------     ------
respectively, of Schedule I hereto. The place(s) of business and chief executive office of the Grantor and the Offices where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth below the name of the Grantor on the signature page hereof or the Grantor's office in Modesto, California. The Grantor has no trade names other than Nasco, Nasco West and Nasco Plastics. The Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization. The Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. None of the Receivables is evidenced by a promissory note or other instrument. The Grantor is not a party to any Federal, state or local government contract, although it does sell materials to various municipalities from time to time on ordinary trade terms.

     SECTION 3.1.2 Ownership, No Liens, etc. The Grantor owns the Collateral
                   ------------------------
free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement.

     SECTION 3.1.3 Possession and Control. The Grantor has exclusive possession
                   ----------------------
and control of the Equipment and Inventory.

     SECTION 3.1.4 Negotiable Documents, Instruments and Chattel Paper. The
                   ---------------------------------------------------
Grantor has, contemporaneously herewith, delivered to the Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Agent).

     SECTION 3.1.5 Intellectual Property Collateral. With respect to any
                   --------------------------------
Intellectual Property Collateral the loss, impairment or infringement of which might have a materially adverse effect on the financial condition, operation, assets, business, properties or prospects of the Grantor:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged or invalid or unenforceable, in whole or in part;

          (b) such Intellectual Property Collateral is valid and enforceable;

          (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the

                                   Exhibit E-8

     United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

          (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business. The Schedules hereto contain true and complete listings and descriptions of all of the Grantor's trademarks, trademark licenses, patents, patent licenses, copyrights, copyright licenses and trade secrets.

     SECTION 3.1.6 Validity, etc. This Security Agreement creates a valid first
                   -------------
priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.7 Authorization, Approval, etc. No authorization, approval or
                   ----------------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

          (b) for the perfection of or the exercise by the Agent of its rights and remedies hereunder.

     SECTION 3.1.8 Compliance with Laws. The Grantor is in compliance with the
                   --------------------
requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Grantor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

                                  Exhibit E-9

     SECTION 4.1 Certain Covenants. The Grantor covenants and agrees that, so
                 -----------------
long as any portion of the Obligations shall remain unpaid, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1   As to Equipment and Inventory. The Grantor hereby agrees
                     -----------------------------
that it shall

          (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
     Section 3.1.1 or, upon 30 days' prior written notice to the Agent, at such
     -------------
     other places in a jurisdiction where all representations and warranties set forth in Article III (including Section 3.1.6) shall be true and correct,
              -----------            -------------
     and all action required pursuant to the first sentence of Section 4.1.7
                                             --------------    -------------
     shall have been taken with respect to the Equipment and Inventory;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Agent a statement respecting any loss or damage to any of the Equipment; and

          (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.1.2   As to Receivables and Investment Property.
                     -----------------------------------------

          (a) The grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address set forth in Section 3.1.1, or, upon 30
                                                      -------------
     days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by the first sentence of Section
                                                    --------------    -------
     4.1.7 shall have been taken with respect to the Receivables; not change its
     -----
     name except upon 30 days' prior written notice to the Agent; hold and preserve such records and chattel paper; and permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) Promptly upon the written request of the Agent, the Grantor will direct all obligors under any Receivables to make all payments to one or more lock boxes. Each lock box will be maintained only pursuant to a lock box agreement which is in all respects satisfactory to the Agent and which provides, among other things, that (i) until the lock box bank shall have received written notice to the contrary from the Agent, the lock box bank will make all payments from the lock box to those accounts of the Grantor designated by the Grantor, and, after any such notice, the lock box bank will make all

                                  Exhibit E-10
     payments from the lock box to the Agent for credit to the Collateral Account, (ii) the lock box bank (if other than the Agent or a Lender) waives all set off rights, and (iii) such lock box agreement may not be amended without the written consent of the Agent. The Agent will not give the notice referred to in the preceding clause (i) unless it has given, or
                                             ----------
     is contemporaneously giving, notice pursuant to clause (c) of this Section
                                                     --------------------------
     4.1.2. No funds, other than proceeds of Collateral, will be paid to the
     -----
     lock boxes. The Grantor will not open any new lock box, or terminate any existing lock box, except upon 10 days' prior written notice to the Agent.

          (c) Upon written notice by the Agent to the Grantor pursuant to this clause (c) of this Section 4.1.2, all proceeds of Collateral received by
     ----------         -------------
     the Grantor shall be delivered in kind to the Agent for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with
                           ------------------
     the Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Agent until delivery thereof is made to the Agent. The Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

          (d) The Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand, or to the payment of any Obligations at any time that an Event of Default shall exist. Subject to the rights of the Agent, the Grantor shall have the right, with respect to and to the extent of collected funds in the Collateral Account, as long as there shall be no Default, to require the Agent to permit to be transferred upon the direction of the Grantor any or all of such collected funds. The Agent may at any time transfer to the Grantor's general demand deposit accounts any or all of the collected funds in the Collateral Account; provided, however,
                                                              --------  -------
     that any such transfer shall not be deemed to be a waiver or modification of any of the Agent's rights under clause (d) of this Section 4.1.2.
                                        ----------         -------------

          (e) The Grantor will, at the Agent's request, enter into such agreements and cause any securities intermediary to enter into such agreements as may be necessary to provide the Agent control of all investment property.

     SECTION 4.1.3  As to Collateral.
                    ----------------

          (a) Until such time as the Agent shall notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in

                                  Exhibit E-11
     connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Agent, however, may, at any time, after the occurrence and during the continuance of a Default, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) debtedness thereunder or evidenced thereby. Upon request of the Agent, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder.

          (b) The Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.1.4     As to Intellectual Property Collateral.

          (a) The Grantor shall not, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b) The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

               (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

               (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

               (iii) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

               (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

               (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and


                                  Exhibit E-12

               (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c)  The Grantor shall not, unless the Grantor shall either

               (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or

               (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d) The Grantor shall notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e) In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it informs the Agent in writing at least 30 days prior to the intended making of such filing, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

          (f) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c).
               ----------------     ---

          (g) The Grantor shall, contemporaneously herewith, execute and deliver to the Agent an Agreement (Patent), an Agreement (Trademark) and an Agreement (Copyright)

                                  Exhibit E-13
     in the forms of Exhibit A, Exhibit B and Exhibit C hereto, respectively,
                     ---------  ---------     ---------
     amending and restating, in their entirety, respectively, each of the Supplements, and shall execute and deliver to the Agent any other document required to acknowledge or register or perfect the Agent's interest in any part of the Intellectual Property Collateral.

     SECTION 4.1.5  Insurance. The Grantor will maintain or cause to be
                    ---------
maintained with responsible insurance companies insurance with respect to the Equipment and Inventory against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon the request of the Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section. Without limiting the foregoing, the Grantor further agrees as follows:

          (a) Each policy for property insurance shall show the Agent as a loss payee.

          (b) Each policy for liability insurance shall show the Agent as an additional insured.

          (c) With respect to each life insurance policy, the Grantor shall execute and deliver to the Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

          (d) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insured.

          (e) The Grantor shall, if so requested by the Agent, deliver to the Agent a copy of each insurance policy.

          (f) All payments in respect of property insurance and life insurance shall be deposited to the Collateral Account and if there shall be no Collateral Account shall be paid to the Grantor.

     SECTION 4.1.6  Transfers and Other Liens. The Grantor shall not:
                    -------------------------

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

          (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

          (c) The Grantor will defend the right, title and interest of the Collateral Agent in and to any of the Grantor's rights under the Related Contracts and to the Inventory and Equipment and all other Collateral and in and to the Proceeds and products thereof against the claims and demands of all persons whomsoever.

                                  Exhibit E-14

     SECTION 4.1.7  Notices. The Grantor will, upon obtaining knowledge thereof,
                    -------
advise the Collateral Agent promptly, in reasonable detail, (a) of any lien, security interest, encumbrance or claims made or asserted against any of the Collateral, (b) of any material change in the value of the Collateral, and (c) of the occurrence of any other event which would have a Materially Adverse Effect on the aggregate value of the Collateral or on the security interests created hereunder.

     SECTION 4.1.8  Continuous Perfection. The Grantor will not change its name,
                    ---------------------
identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the U.C.C. (or any other then applicable provision of the U.C.C.) unless the Grantor shall have given the Collateral Agent at least 90 days' prior written notice thereof or shall have delivered to the Collateral Agent (i) acknowledgement copies of UCC-3 financing statements duly executed and duly filed in each jurisdiction in which U.C.C. filings were required in order to perfect the security interest granted by this Agreement in the Collateral and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading, and (ii), with respect to the Patent Collateral, Trademark Collateral and Copyright Collateral, make all filings necessary in the United States Patent and Trademark Office and the United States Copyright Office, as applicable necessary to reflect such name change.

     SECTION 4.1.9  Further Assurances, etc. The Grantor agrees that, from time
                    -----------------------
to time at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

          (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

          (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent;

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Agent hereby; and

                                  Exhibit E-15

          (d) furnish to the Agent, from time to time at the Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                   ARTICLE V

                                   THE AGENT

     SECTION 5.1    Agent Appointed Attorney-in-Fact. The Grantor hereby
                    --------------------------------
irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;
                                                     ----------

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.7).
                                                           -------------

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2    Agent May Perform. If the Grantor fails to perform any
                    -----------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.
                                                      -----------

     SECTION 5.3    Agent Has No Duty. In addition to, and not in limitation of,
                    -----------------
Section 2.4, the powers conferred on the Agent hereunder are solely to protect
-----------
its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys

                                  Exhibit E-16
actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4   Reasonable Care. The Agent is required to exercise reasonable
                   ---------------
care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care
--------  -------
in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1   Certain Remedies. (a) If any Event of Default shall have
                   ----------------
occurred and be continuing:

               (i) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                      (A) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and

                      (B) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be require by law at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (ii) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 6.2) in
                                                             -----------
     whole or in part by the Agent for the ratable benefit of the Lender Parties


                                  Exhibit E-17
     against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after final payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     (b) In furtherance of, and not in limitation of, the foregoing, the Collateral Agent, without demand of performance or other demand, advertisements or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may, whenever an Event of Default shall have occurred and be continuing, in a commercially reasonable manner, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Collateral Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby expressly waived or released. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Collateral Agent hereunder, including reasonably attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations in such order as the Collateral Agent may elect, the Grantor remaining liable for any deficiency remaining unpaid after such application and all fees and expenses incurred by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the U.C.C., need the Collateral Agent account for the surplus, if any, to the Grantor. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, in which no notification is required, the Grantor agrees that the Collateral Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Grantor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. The Grantor further agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the U.C.C.

     For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement and any Security Agreement Supplements, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, but as a supplement to and not in limitation of any and all other rights and remedies available to the Collateral Agent and to the extent the Collateral Agent chooses to avail itself of the following, the grants, to the extent not prohibited by applicable law or existing licenses granted in the ordinary course of business (unless and until appropriate consents have been obtained), to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower), which license shall be exercisable by the Collateral

                                  Exhibit E-18

Agent upon and subject to the occurrence and during the continuance of an Event of Default, to use, license or sublicense and to enhance, alter or otherwise modify any Patent Collateral, Copyright Collateral and, subject the maintenance of quality standards comparable to those heretofore maintained by the Grantor in connection with the same or similar goods and services, Trademark Collateral, now owned or hereafter acquired by the Grantor (including, in the case of a license with respect to Copyright Collateral, reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer hardware used for the compilation, storage or printout thereof); provided,
                                                                 --------
however, that (i) to the extent such Patent Collateral consists of patent
-------
licenses or other agreements that provide the Grantor with the right to use patented technology, the non-exclusive license granted hereby to the Collateral Agent shall be subject to the terms and conditions contained in such patent licenses or such other agreements, including without limitation restrictions on the right to sub-license, (ii) to the extent such Copyright Collateral consists of copyright and/or mask work licenses or other agreements that provide the Grantor with the right to use any of the types of items referred to in clause
                                                                       ------
(i) of the definition of "Copyright Collateral", the non-exclusive license
---
granted hereby to the Collateral Agent shall be subject to the terms and conditions contained in such copyright and/or mask work licenses or such other agreements, including without limitation restrictions on the right to sub-license, as the case may be, and (iii) to the extent such Trademark Collateral consists of trademark licenses or other agreements that provide the Grantor with the right to use any of the types of items referred to in clause
                                                                       ------
(i) of the definition of "Trademark Collateral", the non-exclusive license
---
granted hereby to the Collateral Agent shall be subject to the terms and conditions contained in such trademark license or other agreements, including without limitation, restrictions on the right to sub-license, as the case may be.

     SECTION 6.2  Indemnity and Expenses.
                  ----------------------

     (a) The Grantor agrees to indemnify the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

     (b) The Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of this counsel and of any experts and agents, which the Agent may incur in connection with


          (i)   the administration of this Security Agreement,

          (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

          (iii) the exercise or enforcement of any of the rights of the Agent or the Lender Parties hereunder, and


                                  Exhibit E-19

             (iv) the failure by the Grantor to perform or observe any of the provisions hereof.


                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Loan Document. This Security Agreement is a Loan Document
                 -------------
executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof (including as to the WAIVER OF JURY TRIAL with respect to any litigation relating to or arising out of any matter herein).

     SECTION 7.2 Amendments; etc. No amendment to or waiver of any provision of
                 ---------------
this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3 Addresses for Notices. All notices and other communications
                 ---------------------
provided for hereunder shall be in writing (including telegraphic communication) and, if to the Grantor, mailed or telegraphed or delivered to it, addressed to it at the address set forth below its signature hereto, if to the Agent, Agent specified in the Credit Agreements, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

     SECTION 7.4 Section Captions. Section captions used in this Security
                 ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5 Severibility. Wherever possible each provision of this Security
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6 Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT
                 ------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF THE JURISDICTION OTHER THAN THE STATE OF ILLINOIS. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES

                                  Exhibit E-20

HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                                  Exhibit E-21

     IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                       NASCO INTERNATIONAL, INC.

                                       By: /s/ Dean T. Johnson
                                           -------------------------------------
                                           Title: Chief Financial Officer

                                           Address:   901 Janesville Avenue
                                                      Fort Atkinson, Wisconsin
                                                      53538-0901

                                           Attention: Dean T. Johnson
                                                      Chief Financial Officer

                                           Telecopier No:. 414-563-0234

                                       Copy to:

                                           Geneve Corporation
                                           96 Cummings Point Road
                                           Stamford, Connecticut 06902

                                           Telecopier No.:  203-348-3103

                                           Attention: William J. Peterson
                                                      Chief Financial Officer

                                       ACCEPTED:

                                       BANK OF AMERICA, N.A., as Agent

                                       By: /s/ Debra Basler
                                           -------------------------------------
                                           Title: Vice President

                                           Address:   231 South LaSalle Street
                                                      Chicago, Illinois 60697

                                           Attention: Debra Basler

                                           Telecopier No.: 312-987-0889

                                  Exhibit E-22

                                                                      SCHEDULE I
                                                                              to
                                                              Security Agreement

Item A.  Location of Equipment
         ---------------------

     Description                               Location
     -----------                               --------

1.   Equipment used in Nasco Division          901 Janesville Avenue
     mail order operation                      Fort Atkinson, WI 53538

2.   Equipment used in Nasco West              4825 Stoddard Road
     mail order operation                      Modesto, CA 95352

3.   Plastics Mfg.                             1409 Larson Road
                                               Fort Atkinson, WI 53538


Item B.  Location of Inventory
         ---------------------

     Description                               Location
     -----------                               --------

1.   Inventory of Nasco Division               901 Janesville Avenue
     mail order operation                      Fort Atkinson, WI 53538

2.   Inventory of Nasco Division               4825 Stoddard Road
     mail order operation                      Modesto, CA 95352

3.   Plastics Mfg.                             1409 Larson Road
                                               Fort Atkinson, WI 53538


                                  Exhibit E-23

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement

Item A. Patents
        -------
                                 Issued Patents
                                 --------------

   County    Patent No.   Issue Date    Inventor(s)             Title
   ------    ----------   ----------    -----------             -----

   U.S.A.    5,180,229     1/19/93     William Phillip        Sampling Bag
                                       Niemeyer               With Enclosed
                                                              Wire Ends
   Canada     971,090      7/15/75     Ernest M. Risgaard     Sealing Means &
                                                              Methods
                                                              (Whirl-Pak)



                           Pending Patent Application
                           --------------------------

    County   Serial No.   Filing Date   Inventor(s)             Title
    ------   ----------   -----------   -----------             -----

    U.S.A.   08/879,346    6/20/97     Daniel C.              Infant Simulation
                                       Christianson,          Devise
                                       Judith M. Johnson      and Method
                                       Roger E. Lidicker      Therefore


                        Patent Application in Preparation
                        ---------------------------------

    County   Docket No.   Expected      Inventor(s)             Title
    ------   ----------   --------      -----------             -----
                         Filing Date
                         -----------
    U.S.A.   714-00068     5/1/00      Daniel C.              Auscultation
                                       Christianson           Simulation
                                                              System


Item B. Patent Licenses
        ---------------

    County   Licensor.     Licensee     Effective    Expiration Date    Subject
    ------   ---------     --------     ---------    ---------------    -------
                                           Date                          Matter
                                           ----                          ------
    U.S.A.   Phyllis R.     Nasco        7/27/87     Expiration of       Algebra
             Steinmann                               Licensed Patent     Models



                                  Exhibit E-24

                                                                    SCHEDULE III
                                                                              to
                                                              Security Agreement

Item A.  Trademarks

                              Registered Trademarks
                              ---------------------

  Country         Trademark          Registration No.           Registration
  -------         ---------          ----------------           ------------
                                                                     Date
                                                                     ----

U.S.A.          Life/form                 950,342                  01/09/73
U.S.A.          Life/Form                 951,902                  01/30/73
U.S.A.          Sludge Judge            1,120,894                  06/26/79
U.S.A.          Nasco                     886,960                  03/03/70
U.S.A.          Thio-Bag                1,262,085                  12/27/84
U.S.A.          Whirl-Pak                 852,990                  07/23/68
U.S.A.          Nasco Guard               864,758                  02/18/69
U.S.A.          CPaRlene                1,562,034                  10/24/89
U.S.A.          TRANS-PAK               1,644,334                  05/14/91
U.S.A.          Pro-Sect                1,682,924                  04/14/92
U.S.A.          Artist Cards            1,735,864                  11/24/92
Australia       Whirl-Pak                A248,142                  05/06/78
Canada          Whirl-Pak                 160,680                  01/24/69
Canada          Life Form                 192,601                  07/13/73
Canada          Nasco                     193,591                  08/24/73
Canada          Seal-Pak                  336,009
New             Whirl-Pak                 96,6444                  04/14/71
Zealand
U.S.A.          SciQuest                1,888,237                  04/11/95
U.S.A.          BioQuest                1,844,361                  07/12/94
U.S.A.          ChemQuest               1,881,897                  03/07/95
U.S.A.          Speci-Sponge            2,038,404                  02/18/97
U.S.A.          Classroom               2,020,675                  12/03/96
U.S.A.          Challenger
U.S.A.          Paper-Fer-Shapen        2,220,604                  01/26/99


                         Pending Trademark Applications
                         ------------------------------

  Country         Trademark           Serial No.                Filing Date
  -------         ---------           ----------                -----------

  U.S.A.       Ready-or-Not Tot       75/306,817                 07/06/97


                                  Exhibit E-25

                      Trademark Applications in Preparation
                      -------------------------------------

   Country      Trademark      Docket No.      Expected       Products/
   -------      ---------      ----------      --------       ---------
                                               Filing Date    Services
                                               -----------    --------



Item B.         Trademark Licenses

   Country      Trademark      Licensor    Licensee     Effective    Expiration
   -------      ---------      --------    --------     ---------    ----------
                                                          Date          Date
                                                          ----          ----


                                  Exhibit E-26

                                                                     SCHEDULE IV
                                                                              to
                                                              Security Agreement

Item A.  Copyrights/Mask Work
         --------------------

                        Registered Copyrights/Mask Works
                        --------------------------------

     County      Registration       Registration     Author(s)        Title
     ------      ------------       ------------     ---------        -----
                      No.              Date
                      ---              ----
     U.S.A.       VA457,542          03/22/91        Grant        Artist Cards
                                                     Cummings     Impressionist
                                                                  Painter
                                                                  Portraits
     U.S.A.       VA457,544          03/22/91        Grant        Artist Cards
                                                     Cummings     Impressionist
                                                                  Series
     Canada        385,697           01/20/89        Grant        Nasco Sampling
                                                     Cummings     Equipment
                                                                  Catalog
     Canada        385,698           01/20/89        James        Six
                                                     Stummeier    Photographs



              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

      County       Serial No.     Filing Date      Author(s)       Title
      ------       ----------     -----------      ---------       -----



      Copyright/Mask Work Pending Registration Applications in Preparation
      --------------------------------------------------------------------

      County       Docket No.       Expected       Authors(s)      Title
      ------       ----------       --------       ----------      -----
                                  Filing Date
                                  -----------

Item B.  Copyright/Mask Work Licenses
         ----------------------------

      County       Licensor   Licensee   Effective   Expiration Date    Subject
      ------       --------   --------   ---------   ---------------    -------
   or Territory                             Date                        Matter
   ------------                             ----                        ------


                                  Exhibit E-27

                                                                      SCHEDULE V

                                                                              to
                                                              Security Agreement

                        Trade Secret or Know-How Licenses
                        ---------------------------------

  County        Licensor     Licensee     Effective    Expiration Date   Matter
  ------        --------     --------     ---------    ---------------   ------
or Territory                                Date                         Subject
------------                                ----                         -------

                                  Exhibit E-28

                                    AGREEMENT
                                    ---------
                                   (Trademark)

     THIS AGREEMENT (TRADEMARK), dated as of March 31, 2000 ( as modified from time to time, this "Agreement", made by NASCO INTERNATIONAL, INC., a Wisconsin
                    ---------
corporation (the "Grantor"), in favor of BANK OF AMERICA, N.A., as
                  -------
administrative agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the financial institutions (individually a "Lender" and
     -----                                                           ------
collectively the "Lenders") which are or may from time to time become, parties
                  -------
to the Credit Agreements referred to below;

                                   WITNESSETH:
                                   ----------

     WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement, dated as of January 2, 1996 (as heretofore amended, supplemented and otherwise modified to the date hereof, the "Existing Credit Agreement"), among
                                            -------------------------
the Grantor, the lenders parties thereto and Bank of America Illinois (predecessor to Bank of America, N.A.), as agent, the lenders have extended loans to the Grantor; and

     WHEREAS, as a condition precedent to any extension of credit under the Existing Credit Agreement, the Grantor was required to execute and deliver the Security Agreement (the "Existing Security Agreement") pursuant to which the Grantor granted to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Existing Security Agreement, the Grantor entered into the Agreement (Patent), the Agreement (Trademark) and the Agreement (Copyright) (collectively referred to herein as the "Supplements"); and
                  -----------

     WHEREAS, the Grantor has requested that the Lenders make certain credit available, in part to refinance all indebtedness under the Existing Credit Agreement, pursuant to a Credit Agreement (Five Year) dated March 31, 2000 among the grantor, certain lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, being referred to as the "Credit Agreement (Five Year)" and a Credit Agreement (364 Day) dated March 31, 2000 among the Grantor, certain lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified form time to time, being referred to as the "Credit Agreement (364 Day)" and together with the Credit Agreement (Five
Year), the "Credit Agreements"); and

     WHEREAS, it is a condition precedent to such extensions of credit that the Grantor enter into this Agreement (Trademark) to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Trademark Collateral (as defined in the Security Agreement dated the date hereof of the Grantor (as amended, supplemented, amended and restated or otherwise modified form time to time, being referred to as the "Security Agreement");

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to

                                  Exhibit E-29
the Grantor form time to time pursuant to the Credit Agreements, in part to refinance the indebtedness under the Existing Credit Agreement, the Grantor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context
                ------------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

     SECTION 2. Confirmation and Grant of Security Interest. For good and
                -------------------------------------------
valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby pledges and assigns to the Agent, for its benefit and the ratable benefit of the Lender Parties, and granted to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in and to, all of the Trademark Collateral, as defined therein. The Grantor hereby ratifies and restates such pledge, assignment and grant, and with greater specificity hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and does hereby grant, mortgage, pledge and hypothecate to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "Trademark Collateral"):
               --------------------

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a
                             ----------
     "Trademark"), now existing anywhere in the world or hereafter adopted and
      ---------
     acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and all applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1
                                                         ------    ------------
     hereto;

          (b) all Trademark licenses, including each Trademark licenses referred to in Item B of Attachment 1 hereto;
           ------    ------------

          (c) all reissues, divisions, continuations, continuations-in-part, extension s, renewals and reexaminations of any of the items described in the foregoing clauses (a) and (b);
                   -----------     ---
          (d) all of the goodwill of business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and
                                           -----------     ---

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present, or future infringement or dilution of any Trademark or Trademark registration or Trademark license, including any

                                  Exhibit E-30

          Trademark registration or Trademark license referred to in Item A and
                                                                     ------
          Item B of Attachment 1 hereto, or for any injury to the goodwill
          ------    ------------
          associated with the use of any Trademark or for breach or enforcement of any Trademark license.

                SECTION 3. Security Agreement. This Agreement has been executed
                           ------------------
           and delivered by the Grantor for the purpose of, among other things, ratifying and confirming the grant of the Trademark Collateral to the Agent for the benefit of the Lender Parties and registering (and confirming the recordation pursuant to the Security Agreement of) the security interest of the Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest confirmed and granted hereby has been confirmed and granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

                SECTION 4. Release of Security Interest. Upon payment in full of
                           ----------------------------
          all Obligations, the Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security in the Trademark Collateral which has been granted hereunder.

                SECTION 5. Acknowledgement. The Grantor does hereby further
                           ---------------
          acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral granted and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                SECTION 6. Loan Document, etc. This Agreement is a Loan Document
                           ------------------
          executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreements.

                SECTION 7. Counterparts. This Agreement may be executed by the
                           ------------
          parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                  Exhibit E-31

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                               NASCO INTERNATIONAL, INC.

                               By: /s/ Dean T. Johnson
                                   ----------------------
                                Title: Chief Financial Officer

                               Address:          901 Janesville Avenue
                                                 Fort Atkinson, Wisconsin
                                                 53538-0901

                               Attention:        Dean T. Johnson
                                                 Chief Financial Officer

                               Telecopier No.:   414-563-0234

                               Copy to:          Geneve Corporation
                                                 96 Cummings Point Road
                                                 Stamford, Connecticut 06902

                               Attention:        William J. Petersen
                                                 Chief Financial Officer

                               Telecopier No.:   203-348-3103

                                  Exhibit E-32

                                 Accepted:

                                 BANK OF AMERICA, N.A., as Agent

                                 By: /s/ Debra J. Basler
                                     ----------------------
                                 Title: Vice President

                                 Address:          231 South LaSalle Street
                                                   Chicago, Illinois  60697

                                 Telecopier No.:   312-987-0889

                                 Attention:        Debra Basler

                                  Exhibit E-33

                                                                 ATTACHMENT 1 to
                                                           Agreement (Trademark)
Item A. Trademarks
        ----------
                              Registered Trademarks
                              ---------------------


Country            Trademark          Registration No.      Registration Date
-------            ---------          ---------------       -----------------

U.S.A.          Life/form                     950,342             01/09/73
U.S.A.          Life/Form                     951,902             01/30/73
U.S.A.          Sludge Judge                1,120,894             06/26/79
U.S.A.          Nasco                         886,960             03/03/70
U.S.A.          Thio-Bag                    1,262,085             12/27/84
U.S.A.          Whirl-Pak                     852,990             07/23/68
U.S.A.          Nasco Guard                   864,758             02/18/69
U.S.A.          CPaRlene                    1,562,034             10/24/89
U.S.A.          TRANS-PAK                   1,644,334             05/14/91
U.S.A.          Pro-Sect                    1,682,924             04/14/92
U.S.A.          Artist Cards                1,735,864             11/24/92
Australia       Whirl-Pak                    A248,142             05/06/78
Canada          Whirl-Pak                     160,680             01/24/69
Canada          Life Form                     192,601             07/13/73
Canada          Nasco                         193,591             08/24/73
Canada          Seal-Pak                      336,009
New             Whirl-Pak                     96,6444             04/14/71
Zealand
U.S.A.          SciQuest                    1,888,237             04/11/95
U.S.A.          BioQuest                    1,844,361             07/12/94
U.S.A.          ChemQuest                   1,881,897             03/07/95
U.S.A.          Speci-Sponge                2,038,404             02/18/97
U.S.A.          Classroom                   2,020,675             12/03/96
U.S.A.          Challenger
U.S.A.          Paper-Fer-Shapen            2,220,604             01/26/99


                         Pending Trademark Applications
                         ------------------------------

Country           Trademark              Serial No.             Filing Date
-------           ---------              ----------             -----------

U.S.A.         Ready-or-Not Tot         75/306,817                07/06/97


                      Trademark Applications in Preparation
                      -------------------------------------

Country           Trademark        Docket No.       Expected      Products/
-------           ---------        ----------     Filing Date     Services
                                                  -----------     --------

                                  Exhibit E-34

Item B. Trademark Licenses
        ------------------


Country     Trademark       Licensor     Licensee      Effective     Expiration
-------     ---------       --------     --------        Date           Date
                                                         ----           ----

                                  Exhibit E-35

                                    AGREEMENT
                                    ---------
                                    (Patent)


         THIS AGREEMENT (PATENT), dated as of March 31, 2000 ( as modified from time to time, this "Agreement", made by NASCO INTERNATIONAL, INC., a Wisconsin
                    ---------
corporation (the "Grantor"), in favor of BANK OF AMERICA, N.A., as
                  -------
administrative agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the financial institutions (individually a "Lender" and
     -----                                                           ------
collectively the "Lenders") which are or may from time to time become, parties
                  -------
to the Credit Agreements referred to below;

                                   WITNESSETH:
                                   -----------

         WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement, dated as of January 2, 1996 ( as heretofore amended, supplemented and otherwise modified to the date hereof, the "Existing Credit Agreement"), among
                                            -------------------------
the Grantor, the lenders parties thereto and Bank of America Illinois (predecessor to Bank of America, N.A.), as agent, the lenders have extended loans to the Grantor; and

         WHEREAS, as a condition precedent to any extension of credit under the Existing Credit Agreement, the Grantor was required to execute and deliver the Security Agreement (the "Existing Security Agreement") pursuant to which the Grantor granted to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Existing Security Agreement, the Grantor entered into the Agreement (Patent), the Agreement (Trademark) and the Agreement (Copyright) (collectively referred to herein as the "Supplements"); and
                  -----------

         WHEREAS, the Grantor has requested that the Lenders make certain credit available, in part to refinance all indebtedness under the Existing Credit Agreement, pursuant to a Credit Agreement (Five Year) dated March 31, 2000 among the grantor, certain lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, being referred to as the "Credit Agreement (Five Year)" and a Credit Agreement (364 Day) dated March 31, 2000 among the Grantor, certain lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified form tiem to time, being referred to as the "Credit Agreement (364 Day)" and together with the Credit Agreement (Five
Year), the "Credit Agreements"); and

         WHEREAS, it is a condition precedent to such extensions of credit that the Grantor enter into this Agreement (Patent) to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Patent Collateral (as defined in the Security Agreement dated the date hereof of the Grantor (as amended, supplemented, amended and restated or otherwise modified form time to time, being referred to as the "Security Agreement");

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Grantor form time to time pursuant to the Credit Agreements, in part to refinance the

                                  Exhibit E-36
indebtedness under the Existing Credit Agreement, the Grantor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

     SECTION 1.  Definitions. Unless otherwise defined herein or the context
                 -----------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

     SECTION 2.  Confirmation and Grant of Security Interest. For good and
                 -------------------------------------------
valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby pledges and assigns to the Agent, for its benefit and the ratable benefit of the Lender Parties, and granted to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in and to, all of the Patent Collateral, as defined therein. The Grantor hereby ratifies and restates such pledge, assignment and grant, and with greater specificity hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and does hereby grant, mortgage, pledge and hypothecate to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "Patent
                                                                          ------
Collateral"):
----------

          (a) all letters patent and applications fro letter patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 hereto;
                    ------    ------------

          (b) all patent licenses, including each patent licenses referred to in Item B of Attachment 1 hereto;
     ------    ------------

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing clauses (a) and (b); and
                   --------------------

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 hereto, and for breach or enforcement
                    ------    ------------
     of any patent license, including any patent license referred to in Item B
                                                                        ------
     of Attachment 1 hereto, and all rights corresponding thereto throughout the
        ------------
     world.

          SECTION 3. Security Agreement. This Agreement has been executed and
                     ------------------
     delivered by the Grantor for the purpose of, among other things, ratifying and confirming the grant of the Patent Collateral to the Agent for the benefit of the Lender Parties and registering (and confirming the recordation pursuant to the Security Agreement of) the security interest of the Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest confirmed and granted hereby has been confirmed and granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its

                                  Exhibit E-37
benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full of all
                -----------------------------
Obligations, the Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security in the Patent Collateral which has been granted hereunder.

     SECTION 5. Acknowledgement. The Grantor does hereby further acknowledge and
                ---------------
affirm that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral granted and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed
                -------------------
pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreements.

     SECTION 7. Counterparts. This Agreement may be executed by the parties
                -------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                                  Exhibit E-38

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   NASCO INTERNATIONAL, INC.

                                   By: /s/ Dean T. Johnson
                                       ----------------------
                                   Title: Chief Financial Officer

                                    Address: 901 Janesville Avenue
                                            Fort Atkinson, Wisconsin 53538-0901

                                    Attention: Dean T. Johnson
                                              Chief Financial Officer

                                    Telecopier No.: 414-563-0234


                                   Copy to:

                                    Geneve Corporation
                                    96 Cummings Point Road
                                    Stamford, Connecticut 06902

                                    Telecopier No.:   203-348-3103

                                    Attention: William J. Petersen
                                               Chief Financial Officer

                                  Exhibit E-39

                                      Accepted:

                                      BANK OF AMERICA, N.A., as Agent

                                      By: /s/ Debra J. Basler
                                          ----------------------
                                      Title: Vice President

                                      Address: 231 South LaSalle Street
                                              Chicago, Illinois 60697

                                      Attention: Debra Basler

                                      Telecopier No.: 312-987-0889

                                  Exhibit E-40

                                                                 ATTACHMENT 1 to
                                                              Agreement (Patent)
Item A.  Patents
         -------

                                 Issued Patents
                                 --------------

   County       Patent No.      Issue Date             Inventor(s)               Title
   ------       ----------      ----------             -----------               -----
   U.S.A.        5,180,229        1/19/93        William Philip            Sampling Bag
                                                 Niemeyer                  With Enclosed
                                                                           Wire Ends

   Canada          971,090        7/15/75        Ernest M. Risgaard        Sealing Means &
                                                                           Methods
                                                                           (Whirl-Pak)



                           Pending Patent Application
                           --------------------------

   County       Serial No.     Filing Date             Inventor(s)               Title
   ------       ----------     -----------             -----------               -----
   U.S.A.       08/879,346        6/20/97        Daniel C. Christianson,   Infant Simulation
                                                 Judith M. Johnson         Devise and Method
                                                 Roger E. Lidicker         Therefore


                        Patent Application in Preparation
                        ---------------------------------

                                 Expected
   County       Docket No.     Filing Date             Inventor(s)               Title
   ------       ----------     -----------             -----------               -----
   U.S.A.        714-00068        5/1/00         Daniel C. Christianson,   Auscultation
                                                 Judith M. Johnson         Simulation System
                                                 Roger E. Lidicker

Item B.  Patent Licenses
         ---------------
                                                                                                     Subject
    County       Licensor.       Licensee            Effective Date         Expiration Date          Matter
    ------       ---------       --------            --------------         ---------------          ------
    U.S.A.      Phyllis R.         Nasco                 7/27/87         Expiration of Licensed      Algebra
                Steinmann                                                Patent                      Models

                                  Exhibit E-41

                                    AGREEMENT

                                   (Copyright)

         THIS AGREEMENT (COPYRIGHT), dated as of March 31, 2000 (as modified from time to time, this "Agreement", made by NASCO INTERNATIONAL, INC., a
                         ---------
Wisconsin corporation (the "Grantor"), in favor of BANK OF AMERICA, N.A., as
                            -------
administrative agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the financial institutions (individually a "Lender" and
     -----
collectively the "Lenders") which are or may from time to time become, parties
                  -------
to the Credit Agreements referred to below;

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement, dated as of January 2, 1996 (as heretofore otherwise amended, supplemented and otherwise modified to the date hereof, the "Existing Credit
                                                             ---------------
Agreement"), among the Grantor, the lenders parties thereto and Bank of America
---------
Illinois (predecessor to Bank of America, N.A.), as agent, the lenders have extended loans to the Grantor; and

         WHEREAS, as a condition precedent to any extension of credit under the Existing Credit Agreement, the Grantor was required to execute and deliver the Security Agreement (the "Existing Security Agreement") pursuant to which the Grantor granted to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Existing Security Agreement, the Grantor entered into the Agreement (Patent), the Agreement (Trademark) and the Agreement (Copyright) (collectively referred to herein as the "Supplements"); and
                  -----------

         WHEREAS, the Grantor has requested that the Lenders make certain credit available, in part to refinance all indebtedness under the Existing Credit Agreement, pursuant to a Credit Agreement (Five Year) dated March 31, 2000 among the grantor, certain lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, being referred to as the "Credit Agreement (Five Year)" and a Credit Agreement (364 Day) dated March 31, 2000 among the Grantor, certain lenders, Bank One, Wisconsin, as co-agent and Bank of America, N.A., as administrative agent (as amended, supplemented, amended and restated or otherwise modified form time to time, being referred to as the "Credit Agreement (364 Day)" and together with the Credit Agreement (Five
Year), the "Credit Agreements"); and

         WHEREAS, it is a condition precedent to such extensions of credit that the Grantor enter into this Agreement (Copyright) to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Copyright Collateral (as defined in the Security Agreement dated the date hereof of the Grantor (as amended, supplemented, amended and restated or otherwise modified form time to time, being referred to as the "Security Agreement");

                                  Exhibit E-42

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Grantor form time to time pursuant to the Credit Agreements, in part to refinance the indebtedness under the Existing Credit Agreement, the Grantor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context
                -----------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration,
                --------------------------
the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby confirms that pursuant to the Existing Agreement (Copyright), the Grantor has pledged and assigned to the Agent, for its benefit and the ratable benefit of the Lender Parties, and granted to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in and to, all of the Copyright Collateral, as defined therein. The Grantor hereby ratifies and restates such pledge, assignment and grant, and with greater specificity hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and does hereby grant, mortgage, pledge and hypothecate to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "Copyright Collateral"): all
                                            --------------------
copyrights and all semi-conductor chip product mask works of the Grantor, whether statutory or common, law, registered or unregistered, now or hereinafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in Item A of Attachment 1 attached hereto, and all applications for
      -------   ------------
registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and
------    ------------
future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 3. Security Agreement. This Agreement has been executed and
                ------------------
delivered by the Grantor for the purpose of, among other things, ratifying and confirming the grant of the Patent Collateral to the Agent for the benefit of the Lender Parties and registering (and confirming the recordation pursuant to the Security Agreement of) the security interest of the Agent in the Copyright Collateral with the United States Copyright and Trademark Office and corresponding offices in other countries of the world. The security interest confirmed and granted hereby has been confirmed and granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full of all
                ----------------------------
Obligations, the Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and

                                  Exhibit E-43
other documents as may be necessary or proper to release the lien on and security in the Copyright Collateral which has been granted hereunder.

        SECTION 5. Acknowledgement. The Grantor does hereby further acknowledge
                   ---------------
and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral granted and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

        SECTION 6. Loan Document, etc. This Agreement is a Loan Document
                   ------------------
executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreements.

        SECTION 7. Counterparts. This Agreement may be executed by the parties
                   ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                  Exhibit E-44

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   NASCO INTERNATIONAL, INC.

                                   By: /s/ Dean T. Johnson
                                       --------------------------
                                   Title: Chief Financial Officer

                                    Address: 901 Janesville Avenue
                                             Fort Atkinson, Wisconsin 53538-0901

                                    Attention: Dean T. Johnson
                                               Chief Financial Officer

                                    Telecopier No.: 414-563-0234


                                   Copy to:

                                    Geneve Corporation
                                    96 Cummings Point Road
                                    Stamford, Connecticut 06902

                                    Telecopier No.: 203-348-3103

                                    Attention: William J. Petersen
                                               Chief Financial Officer

                                  Exhibit E-45

                                       Accepted:

                                       BANK OF AMERICA, N.A., as Agent

                                       By: /s/ Debra J. Basler
                                           ----------------------
                                       Title: Vice President

                                        Address: 231 South LaSalle Street
                                                 Chicago, Illinois  60697

                                        Attention:           Debra Basler

                                        Telecopier No.:      312-987-0889

                                  Exhibit E-46

                                                                 ATTACHMENT 1 to
                                                           Agreement (Copyright)
Item A.  Copyrights/Mask Work
         --------------------

                     Registered Copyrights/Mask
                     --------------------------
                                Works
                                -----

                 Registration      Registration
     Country          No.              Date         Author(s)         Title
     -------          ---              ----         ---------         -----
      U.S.A.       VA457,542         03/22/91         Grant        Artist Cards
                                                    Cummings      Impressionist
                                                                     Painter
                                                                    Portraits
      U.S.A.       VA457,544         03/22/91         Grant       Artist Cards
                                                    Cummings      Impressionist
                                                                      Series
     Canada         385,697          01/20/89         Grant      Nasco Sampling
                                                    Cummings        Equipment
                                                                     Catalog
     Canada         385,698          01/20/89         James            Six
                                                    Stummeier      Photographs



              Copyright/Mask Work Pending Registration Applications
              -----------------------------------------------------

     Country      Serial No.        Filing Date     Author(s)         Title
     -------      ----------        -----------     ---------         -----



          Copyright/Mask Work Registration Applications in Preparation
          ------------------------------------------------------------


                                      Expected
     Country      Docket No.        Filing Date     Author(s)         Title
     -------      ----------        -----------     ---------         -----

Item B.  Copyright/Mask Work Licenses
         ----------------------------

    County or                                       Effective   Expiration  Subject
    Territory      Licensor           Licensee         Date        Date     Matter
    ---------      --------           --------         ----        ----     ------

                                  Exhibit E-47

                                                                       EXHIBIT F

                           SUBSIDIARY PLEDGE AGREEMENT
                           ---------------------------

     THIS SUBSIDIARY PLEDGE AGREEMENT, dated as of August 20, 2001 (as modified from time to time, this ("Pledge Agreement") made by AMERICAN EDUCATIONAL PRODUCTS, INC., a Colorado corporation (the "Pledgor"), in favor of BANK OF AMERICA N.A. (together with any successor(s) thereto in such capacity, the "Agent") for the various financial institutions (individually a "Lender" and collectively the "Lenders") which are or may from time to time become, parties to the Credit Agreement referred below.

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as heretofore amended, supplemented and otherwise modified to the date hereof, the "Credit Agreement"), among Nasco International, Inc., a Wisconsin corporation (the "Parent"), the lenders parties thereto, Bank One, Wisconsin, as documentation agent and Bank of America N.A., as agent, the lenders have extended loans to the Parent, in part to finance the AMEP Acquisition and to refinance the Existing Credit Agreement; and

     WHEREAS, in connection with the extension of credit under the Credit Agreement, the Parent has agreed that the Pledgor shall enter into this Pledge Agreement to grant to the Agent a continuing pledge of and security interest in, among other things, the certificates representing all of the outstanding shares of capital stock of each of the Pledgor's subsidiaries, and all proceeds thereof, to secure, among other things, all of the Parent's obligations under the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Parent pursuant to the Credit Agreement, in part to refinance the indebtedness under the Existing Credit Agreement, the Pledgor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

                                   ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Certain Terms. When used herein, (a) capitalized terms used but
                 -------------
not defined herein shall have the meanings given to them in the Credit Agreement and (b) the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Collateral" is defined in Section 2.1.
      ----------                -----------

                                  Exhibit F-1

     "Distributions" means all stock dividends, liquidating dividends, shares of
      -------------
stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

     "Dividends" means cash dividends and cash distributions with respect to any
      ---------
Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

     "Lender Party" means, as the context may require, any Lender or the Agent
      ------------
and each of their respective successors, transferees and assigns.

     "Pledged Note Issuer" means each Person identified in Item B of Attachment
      -------------------
1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

     "Pledged Notes" means all promissory notes of any Pledged Note Issuer in
      -------------
the form or substantially the form of Exhibit A hereto which are delivered by
                                      ---------
the Pledgor to the Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.5, are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

     "Pledged Property" means all Pledged Shares, all Pledged Notes, and all
      ----------------
other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "Pledged Share Issuer" means each Person identified in Item A of Attachment
      --------------------                                  ------    ----------
1 hereto as the issuer of the Pledged Shares identified opposite the name of
-
such Person.

     "Pledged Shares" means all shares of capital stock of any Pledged Share
      --------------
Issuer.

     "Secured Obligations" is defined in Section 2.2.
      -------------------                -----------

     "U.C.C." means the Uniform Commercial Code as in effect in the State of
      ------
Illinois.

     SECTION 1.2 U.C.C. Definitions. Unless otherwise defined herein or the
                 ------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

     SECTION 2.1 Confirmation and Grant of Security Interest and Pledge. The
                 ------------------------------------------------------
Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent,

                                  Exhibit F-2
for its benefit and the ratable benefit of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing pledge and security interest in and to, all of the following property (the "Collateral"):

          (a) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item A of Attachment 1 hereto;

          (b)  all other Pledged Shares issued from time to time;

          (c) all promissory notes of each Pledged Note Issuer identified in Item B of Attachment 1 hereto;

          (d)  all other Pledged Notes issued from time to time;

          (e) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

          (f) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

          (g)  all proceeds of any and all of the foregoing.

     SECTION 2.2 Security for Obligations. This Pledge Agreement secures the
                 ------------------------
payment in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes, the Collateral Documents and each other Loan Document (including this Pledge Agreement) to which the Parent is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

     SECTION 2.3 Delivery of Pledged Property. All certificates or instruments
                 ----------------------------
representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, and all other necessary and appropriate action and approvals shall have been taken or received to grant to the Agent a first priority fully perfected security interest in such Collateral.

     SECTION 2.4 Dividends on Pledged Shares and Payments on Pledged Notes. In
                 ---------------------------------------------------------
the event that any Dividend is to be paid on any Pledged Share or any payment of principal or interest is to be made on any Pledged Note at a time when (x) no Default of the nature referred to in Section 8.1.9 of the Credit Agreement has occurred and is continuing, and no (y) Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to and retained by the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Agent (and if for any reason the Pledgor shall receive such Dividend or payment in such circumstances, the Pledgor shall hold the same segregated and in trust for the Agent until paid to the Agent in accordance with Section 4.4).
                                                 -----------

                                  Exhibit F-3

     SECTION 2.5 Continuing Security Interest; Transfer of Note. This Pledge
                 ----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Obligations,

          (b) be binding upon the Pledgor and its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon the final payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, and all Pledged Notes, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Warranties, etc. The Pledgor represents and warrants unto each
                 ---------------
Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Agent of any Collateral, as set forth in this Article.

     SECTION 3.1.1   Ownership, No Liens, etc. The Pledgor is the legal and
                     ------------------------
beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Agent.

     SECTION 3.1.2   Valid Security Interest. The delivery of such Collateral to
                     -----------------------
the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

     SECTION 3.1.3   As to Pledged Shares. In the case of any Pledged Shares
                     --------------------
constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital

                                  Exhibit F-4
stock of each Pledged Share Issuer. The Pledgor has no Subsidiary other than the Pledged Share Issuers.

     SECTION 3.1.4   As to Pledged Notes. In the case of each Pledged Note, all
                     -------------------
of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.1.5   Authorization, Approval, etc. No authorization, approval,
                     ----------------------------
or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

     SECTION 3.1.6   Compliance with Laws. The Pledgor is in compliance with the
                     --------------------
requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Pledgor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1 Protect Collateral; Further Assurances, etc. The Pledgor will
                 -------------------------------------------
not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     SECTION 4.2 Stock Powers, etc. The Pledgor agrees that all Pledged Shares
                 -----------------
(and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral

                                  Exhibit F-5
as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Agent.

     SECTION 4.3 Continuous Pledge. Subject to Section 2.4, the Pledgor will, at
                 -----------------             -----------
all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first perfected basis.

     SECTION 4.4 Voting Rights; Dividends, etc. The Pledgor agrees:
                 ------------------------------

          (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with Section 6.3; and
                                                      -----------

          (b) after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgor of the Agent's intention to exercise its voting power under this clause (b) of Section 4.4
                                               -----------

               (i) the Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

               (ii) promptly to deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in clause (b) of Section 4.4, the Pledgor shall have the exclusive voting power
                 -----------
with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including

                                  Exhibit F-6
any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

     SECTION 4.5 Additional Undertakings. The Pledgor will not, without the
                 -----------------------
prior written consent of the Agent:

          (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

          (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral; or

          (c) make any demand under any Pledged Note at any time when a Default of the nature referred to in Section 8.1.9 of the Credit Agreement, or any Event of Default, has occurred and is continuing.

                                   ARTICLE V

                                    THE AGENT

     SECTION 5.1 Agent Appointed Attorney-in-Fact. The Pledgor hereby
                 --------------------------------
irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2 Agent May Perform. If the Pledgor fails to perform any
                 -----------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and

                                  Exhibit F-7
the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.4.
                        -----------

     SECTION 5.3 Agent Has No Duty. The powers conferred on the Agent hereunder
                 -----------------
are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4 Reasonable Care. The Agent is required to exercise reasonable
                 ---------------
care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1 Certain Remedies. If any Event of Default shall have occurred
                 ----------------
and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b)  The Agent may

                                  Exhibit F-8

               (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts or other writings in the Pledgor's name to allow collection of the Collateral,

               (v)   take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION 6.2 Compliance with Restrictions. The Pledgor agrees that in any
                 ----------------------------
sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.3 Application of Proceeds. All cash proceeds received by the\
                 -----------------------
Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 10.3 of the Credit Agreement and Section 6.4) in whole or in
                                                     -----------
part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect.

     Any surplus of such cash or cash proceeds held by the Agent and remaining after final payment in full of all the Obligations, and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                                  Exhibit F-9

     SECTION 6.4 Indemnity and Expenses. The Pledgor hereby indemnifies and
                 ----------------------
holds harmless the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel (including the reasonable allocated cost of internal legal services and all disbursements of internal counsel) and of any experts and agents, which the Agent may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

          (b) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Agent hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Loan Document. This Pledge Agreement is a Loan Document
                 -------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof (including as to the WAIVER OF ANY JURY TRIAL with respect to any litigation relating to or arising out of any matter herein).

     SECTION 7.2 Amendments, etc. No amendment to or waiver of any provision of
                 ---------------
this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     SECTION 7.3 Protection of Collateral. The Agent may from time to time, at
                 ------------------------
its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.4 Addresses for Notices. All notices and other communications
                 ---------------------
provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telegraphed or delivered to it at the address set forth below its signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent specified in the

                                  Exhibit F-10

Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

     SECTION 7.5 Section Captions. Section captions used in this Pledge
                 ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.6 Severability. Wherever possible each provision of this Pledge
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.7 Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT
                 ------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                                  Exhibit F-11

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                  AMERICAN EDUCATIONAL PRODUCTS, INC.

                                  By: /s/ Dean T. Johnson
                                      --------------------------------------
                                          Title: Chief Financial Officer

                                  Address:     401 Hickory Street
                                               Fort Collins, Colorado 80522

                                  Attention:   Michael Anderson
                                               General Manager

                                  Telecopier No.: 970-484-3733

                                  Copy to:     Nasco International, Inc.
                                               901 Janesville Avenue
                                               Fort Atkinson, Wisconsin
                                               53528-0901

                                  Attention:   Dean T. Johnson
                                               Chief Financial Officer

                                  Telecopier No.: 414-563-0234


                                  ACCEPTED:

                                  BANK OF AMERICA, N.A., as Agent

                                  By: /s/ Debra Basler
                                     -------------------------------
                                     Title:

                                  Address: 231 South LaSalle Street
                                           Chicago, Illinois 60697

                                  Telecopier No.: 312-987-0889

                                  Attention: Debra Basler
                                             Vice President

                                  Exhibit F-12

                                                                   SCHEDULE I
                                                                       to
                                                                Pledge Agreement


Item A.    Pledged Shares
        --------------------------
                                        Authorized   Outstanding    % of Shares
           Pledged Share Issuer         Shares       Shares         Pledged
        --------------------------      ------       ------         -------

        Hubbard Scientific, Inc.       100,000,000      100            100%
        Scott Resources, Inc.               50,000    1,000            100%



Item B.    Pledged Notes
        --------------------------
           NONE

                                  Exhibit F-13

                                                                       EXHIBIT G

                          SUBSIDIARY SECURITY AGREEMENT
                          -----------------------------

     THIS SUBSIDIARY SECURITY AGREEMENT, dated as of August 20, 2001 (as modified from time to time, this "Security Agreement"), made by AMERICAN
                                  ------------------
EDUCATIONAL PRODUCTS, INC., a Colorado corporation (the "Company"), EACH
                                                         -------
SUBSIDIARY OF THE COMPANY LISTED ON THE SIGNATURE PAGES HEREOF, EACH OTHER PERSON OR ENTITY WHICH FROM TIME TO TIME BECOMES A PARTY HERETO (collectively, including the Company, the "Grantors" and individually each a "Grantor"), in
                            --------                           -------
favor of BANK OF AMERICA, N.A., as administrative agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the various
                                            -----
financial institutions (individually a "Lender" and collectively the "Lenders")
                                        ------                        -------
which are or may from time to time become, parties to the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as heretofore amended, supplemented and otherwise modified to the date hereof, the "Credit Agreement"), among Nasco
                                            ----------------
International, Inc., a Wisconsin corporation (the "Parent"), the lenders parties thereto, Bank One Wisconsin, as documentation agent and Bank of America, N.A., as agent, the lenders have extended loans to the Parent, in part to finance the AMEP Acquisition and to refinance the Existing Credit Agreement; and

     WHEREAS, in connection with the extension of credit under the Credit Agreement, the Parent has agreed that the Grantors shall enter into this Security Agreement to grant to the Agent a continuing security interest in all of the "Collateral" identified herein, and, in connection with and to supplement this Security Agreement, enter into the Agreement (Trademark) (the "Supplement");
 ----------

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Parent from time to time pursuant to the Credit Agreement, in part to refinance the indebtedness under the Existing Credit Agreement, the Grantors hereby agree with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 Certain Terms. When used herein, (a) capitalized terms used but
                 -------------
not defined herein shall have the meanings given to them in the Credit Agreement and (b) the

                                  Exhibit G-1
following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Collateral" is defined in Section 2.1.
      ----------                -----------

     "Collateral Account" is defined in clause (c) of Section 4.1.2.
      ------------------                ----------    -------------

     "Computer Hardware and Software Collateral" means:
      -----------------------------------------

               (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

               (b) all software programs, data and databases (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by such Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;
                       ----------

               (c)  all firmware associated therewith;

               (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and
                    -----------         ---

               (e) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Copyright Collateral" means, with respect to any Grantor, all copyrights
      --------------------
and all semi-conductor chip product mask works of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in Item A of Schedule IV
                                                         ------    -----------
attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in Item B of Schedule IV attached
                                               ------    -----------
hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

                                  Exhibit G-2

     "Intellectual Property Collateral" means, collectively, with respect to any
      --------------------------------
Grantor, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "Inventory" is defined in clause (b) of Section 2.1.
      ---------                ----------    -----------

     "Lender Party" means, as the context may require, any Lender or the Agent
      ------------
and each of its respective successors, transferees and assigns.

     "Patent Collateral" means with respect to any Grantor:
      -----------------

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule II attached hereto;
                    ------    -----------

          (b) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto;
     ------    -----------

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b); and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or
                    ------    -----------
     enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding
        ------    -----------
     thereto throughout the world.

     "Receivables" is defined in clause (c) of Section 2.1.
      -----------                ----------    -----------

     "Related Contracts" is defined in clause (c) of Section 2.1.
      -----------------                ----------    -----------

     "Trademark Collateral" means, with respect to any Grantor:
      --------------------

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a
                             ----------
     "Trademark"), now existing anywhere in the world or hereafter adopted or
      ---------
     acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule III
                                                         ------    ------------
     attached hereto;

                                  Exhibit G-3

          (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;
           ------             ---

          (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);
                  -----------     ---

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and
                                               -----------     ---

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark icense referred to in Item A and Item B of Schedule III attached
                                     ------     ------    ------------
     hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         "Trade Secrets Collateral" means with respect to any Grantor, common
          ------------------------
law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been
                       ------------
reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V
                                                                    ----------
attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of
      ------
Illinois.

     SECTION 1.2 U.C.C. Definitions. Unless otherwise defined herein or the
                 ------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                                SECURITY INTEREST

     SECTION 2.1 Confirmation and Grant of Security Interest. Each Grantor
                 -------------------------------------------
hereby pledges, assigns and grants, to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (with respect to any Grantor, the "Collateral"):
                                                        ----------

          (a) all equipment in all of its forms of such Grantor, wherever located, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and

                                  Exhibit G-4
     replacements thereto and therefor (any and all of the foregoing being, with respect to any Grantor, the "Equipment");
                                  ---------

          (b) all inventory in all of its forms of such Grantor, wherever located, including

               (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

               (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

               (iii) all goods which are returned to or repossessed by such Grantor, and

               (iv)   live specimens including frogs

and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents, with respect to any Grantor, being the "Inventory");
                                   ---------

          (c) all accounts, contracts, contract rights, chattel paper, documents and general intangibles of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and
                                                     -----------
     all such security agreements, guaranties, leases and other contracts being, with respect to any Grantor, the "Related Contracts");
                                       -----------------

          (d)  all Intellectual Property Collateral of such Grantor;

          (e)  all certificated securities;

          (f)  all investment property and financial assets;

          (g) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
     Section 2.1;
     -----------

          (h) all of such Grantor's other property and rights of every kind and description and interests therein, including all rights in any bank or other accounts and in all monies from time to time therein; and

                                  Exhibit G-5

          (i) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a),
                                                                  -----------
     (b), (c), (d), (e), (f), (g) and (h), proceeds deposited from time to time
     ---  ---  ---  ---  ---  ---     ---
     in the Collateral Account and in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, the Agent shall not enforce the security interest granted pursuant to this Security Agreement in rights arising under contracts as to which such enforcement would constitute a violation of a valid and enforceable restriction thereon, unless any required consents shall have been obtained or such restriction shall have become or be rendered ineffective by reason of law, court proceedings or otherwise. Each Grantor agrees to use its best efforts to obtain any such required consent.

     SECTION 2.2 Security for Obligations. This Security Agreement secures the
                 ------------------------
payment of all Obligations now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document (including this Security Agreement) to which the Parent is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

     SECTION 2.3 Continuing Security Interest; Transfer of Notes. This Security
                 -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Obligations and the termination of all Commitments,

          (b) be binding upon each Grantor, its successors, transferees and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may
                                                 ----------
assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon the final payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Agent will, at the Grantor's sole expense, execute and deliver to any Grantor such documents as such Grantor shall reasonably request to evidence such termination at such Grantor's sole expense.

     SECTION 2.4 Grantors Remains Liable. Anything herein to the contrary
                 -----------------------
notwithstanding, each Grantor agrees that:

          (a) such Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties

                                  Exhibit G-6
     and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

          (b) the exercise by the Agent of any of its rights hereunder shall not release such Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

          (c) neither the Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any other Lender Party be obligated to perform any of the obligations or duties of such Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties. Each Grantor represents and
                 ------------------------------
warrants unto each Lender Party as set forth in this Article.

     SECTION 3.1.1 Location of Collateral, etc. All of the Equipment and
                   ---------------------------
Inventory of such Grantor are located at the places specified in Item A and Item
                                                                 ------     ----
B, respectively, of Schedule I hereto. None of the Equipment and Inventory has,
-                   ----------
within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in Item A and Item B,
                                                        ------     ------
respectively, of Schedule I hereto. The place(s) of business and chief executive
                 ----------
office of such Grantor and the offices) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth below the name of such Grantor on the signature page hereof. Such Grantor does not operate under a trade name that is different from its legal name. Such Grantor has not been known by any legal name different from the one set forth on the signature page hereto for such Grantor. Such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. None of the Receivables is evidenced by a promissory note or other instrument. Such Grantor is not a party to any Federal, state or local government contract, although it does sell materials to various municipalities from time to time on ordinary trade terms.

     SECTION 3.1.2 Ownership, No Liens, etc. Such Grantor owns the Collateral
                   ------------------------
free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement.

     SECTION 3.1.3 Possession and Control. Such Grantor has exclusive possession
                   ----------------------
and control of the Equipment and Inventory.

                                  Exhibit G-7

     SECTION 3.1.4 Negotiable Documents, Instruments and Chattel Paper. Such
                   ---------------------------------------------------
Grantor has, contemporaneously herewith, delivered to the Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Agent).

     SECTION 3.1.5 Intellectual Property Collateral. With respect to any
                   --------------------------------
Intellectual Property Collateral the loss, impairment or infringement of which might have a materially adverse effect on the financial condition, operation, assets, business, properties or prospects of such Grantor:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b)  such Intellectual Property Collateral is valid and enforceable;

          (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

          (d) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business. The Schedules hereto contain true and complete listings and descriptions of all of such Grantor's trademarks, trademark licenses, patents, patent licenses, copyrights, copyright licenses and trade secrets.

     SECTION 3.1.6 Validity, etc. This Security Agreement creates a valid first
                   -------------
priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.7 Authorization, Approval, etc. No authorization, approval or
                   ----------------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

                                  Exhibit G-8

          (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or

          (b) for the perfection of or the exercise by the Agent of its rights and remedies hereunder.

     SECTION 3.1.8 Compliance with Laws. Such Grantor is in compliance with the
                   --------------------
requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or
                                         ----------
otherwise) or prospects of such Grantor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

     SECTION 4.1 Certain Covenants. Each Grantor covenants and agrees that, so
                 -----------------
long as any portion of the Obligations shall remain unpaid, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1 As to Equipment and Inventory. Such Grantor hereby agrees
                   -----------------------------
that it shall

          (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in
     Section 3.1.1 or, upon 30 days' prior written notice to the Agent, at such
     -------------
     other places in a jurisdiction where all representations and warranties set forth in Article III (including Section 3.1.6) shall be true and correct,
              -----------
     and all action required pursuant to the first sentence of Section 4.1.7
                                             --------------    -------------
     shall have been taken with respect to the Equipment and Inventory;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Agent a statement respecting any loss or damage to any of the Equipment; and

          (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.1.2 As to Receivables and Investment Property.
                   -----------------------------------------

          (a) Such Grantor shall keep its place(s) of business and chief executive office and the offices) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address set forth in Section
                                                      -------

                                  Exhibit G-9

     3.1.1, or, upon 30 days' prior written notice to the Agent, at such other
     -----
     locations in a jurisdiction where all actions required by the first
                                                                   -----
     sentence of Section 4.1.7 shall have been taken with respect to the
     --------    -------------
     Receivables; not change its name except upon 30 days' prior written notice to the Agent; hold and preserve such records and chattel paper; and permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) Promptly upon the written request of the Agent, such Grantor will direct all obligors under any Receivables to make all payments to one or more lock boxes. Each lock box will be maintained only pursuant to a lock box agreement which is in all respects satisfactory to the Agent and which provides, among other things, that (i) until the lock box bank shall have received written notice to the contrary from the Agent, the lock box bank will make all payments from the lock box to those accounts of such Grantor designated by such Grantor, and, after any such notice, the lock box bank will make all payments from the lock box to the Agent for credit to the Collateral Account, (ii) the lock box bank (if other than the Agent or a Lender) waives all set off rights, and (iii) such lock box agreement may not be amended without the written consent of the Agent. The Agent will not give the notice referred to in the preceding clause (i) unless it has
                                                  ----------
     given, or is contemporaneously giving, notice pursuant to clause (c) of
                                                               ----------
     this Section 4.1.2. No funds, other than proceeds of Collateral, will be
          -------------
     paid to the lock boxes. Such Grantor will not open any new lock box, or terminate any existing lock box, except upon 10 days' prior written notice to the Agent.

          (c) Upon written notice by the Agent to such Grantor pursuant to this clause (c) of this Section 4.1.2, all proceeds of Collateral received by
     ----------         -------------
     the Grantor shall be delivered in kind to the Agent for deposit to a deposit account (the "Collateral Account") of such Grantor maintained with
                           ------------------
     the Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Agent until delivery thereof is made to the Agent. The Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

          (d) The Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand, or to the payment of any Obligations at any time that an Event of Default shall exist. Subject to the rights of the Agent, such Grantor shall have the right, with respect to and to the extent of collected funds in the Collateral Account, as long as there shall be no Default, to require the Agent to permit to be transferred upon the direction of such Grantor any or all of such collected funds. The Agent may at any time transfer to such Grantor's general demand deposit accounts any or all of the collected funds in the Collateral Account; provided, however,
                                                              --------  -------
     that any such transfer shall not be deemed to be a waiver or modification of any of the Agent's rights under clause (d) of this Section 4.1.2.
                                        ----------         -------------

          (e) Such Grantor will, at the Agent's request, enter into such agreements and cause any securities intermediary to enter into such agreements as may be necessary to provide the Agent control of all investment property.

                                  Exhibit G-10

     SECTION 4.1.3 As to Collateral.
                   ----------------

          (a) Until such time as the Agent shall notify such Grantor of the revocation of such power and authority such Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Agent, however, may, at any time, after the occurrence and during the continuance of a Default, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder.

          (b) The Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.1.4 As to Intellectual Property Collateral.
                   --------------------------------------

          (a) Such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b) Such Grantor shall not, and such Grantor shall not permit any of its licensees to, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise,

               (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                                  Exhibit G-11

               (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

               (iii) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

               (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

               (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

               (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c)  Such Grantor shall not, unless such Grantor shall either

               (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or

               (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d) Such Grantor shall notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e) In no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it informs the Agent in writing at least 30 days prior to the intended making of such filing, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the

                                  Exhibit G-12

     Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (f) Such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).
               ------------ ---     ---

          (g) Such Grantor shall, contemporaneously herewith, execute and deliver to the Agent an Agreement (Patent), an Agreement (Trademark) and an Agreement (Copyright) in the forms of Exhibit A, Exhibit B and Exhibit C
                                           ---------  ---------     ---------
     hereto, respectively, amending and restating, in their entirety, respectively, each of the Supplements, and shall execute and deliver to the Agent any other document required to acknowledge or register or perfect the Agent's interest in any part of the Intellectual Property Collateral.

     SECTION 4.1.5 Insurance. Such Grantor will maintain or cause to be
                   ---------
maintained with responsible insurance companies insurance with respect to the Equipment and Inventory against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon the request of the Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section. Without limiting the foregoing, such Grantor further agrees as follows:

          (a) Each policy for property insurance shall show the Agent as a loss payee.

          (b) Each policy for liability insurance shall show the Agent as an additional insured.

          (c) With respect to each life insurance policy, such Grantor shall execute and deliver to the Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

          (d) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insured.

          (e) Such Grantor shall, if so requested by the Agent, deliver to the Agent a copy of each insurance policy.

          (f) All payments in respect of property insurance and life insurance shall be deposited to the Collateral Account of such Grantor and if there shall be no Collateral Account of such Grantor shall be paid to such Grantor.

     SECTION 4.1.6 Transfers and Other Liens. Such Grantor shall not:
                   -------------------------

                                  Exhibit G-13

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

          (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

          (c) Such Grantor will defend the right, title and interest of the Collateral Agent in and to any of the Grantor's rights under the Related Contracts and to the Inventory and Equipment and all other Collateral and in and to the Proceeds and products thereof against the claims and demands of all persons whomsoever.

     SECTION 4.1.7 Notices. Such Grantor will, upon obtaining knowledge thereof,
                   -------
advise the Collateral Agent promptly, in reasonable detail, (a) of any lien, security interest, encumbrance or claims made or asserted against any of the Collateral, (b) of any material change in the value of the Collateral, and (c) of the occurrence of any other event which would have a Materially Adverse Effect on the aggregate value of the Collateral or on the security interests created hereunder.

     SECTION 4.1.8 Continuous Perfection. Such Grantor will not change its name,
                   ---------------------
identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402(7) of the U.C.C. (or any other then applicable provision of the U.C.C.) unless such Grantor shall have given the Collateral Agent at least 90 days' prior written notice thereof or shall have delivered to the Collateral Agent (i) acknowledgment copies of UCC-3 financing statements duly executed and duly filed in each jurisdiction in which U.C.C. filings were required in order to perfect the security interest granted by this Agreement in the Collateral and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading, and (ii), with respect to the Patent Collateral, Trademark Collateral and Copyright Collateral, make all filings necessary in the United States Patent and Trademark Office and the United States Copyright Office, as applicable necessary to reflect such name change.

     SECTION 4.1.9 Further Assurances, etc. Such Grantor agrees that, from time
                   -----------------------
to time at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

          (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and

                                  Exhibit G-14
     substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

          (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent;

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Agent hereby; and

          (d) furnish to the Agent, from time to time at the Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                    ARTICLE V

                                    THE AGENT

     SECTION 5.1 Agent Appointed Attorney-in-Fact. Each Grantor hereby
                 --------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;
                                                     ----------

          (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; and

                                  Exhibit G-15

          (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.1.7).
                                                            -------------

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2 Agent May Perform. If any of the Grantors fail to perform any
                 -----------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the applicable Grantor pursuant to Section 6.2.
                                                                 -----------

     SECTION 5.3 Agent Has No Duty. In addition to, and not in limitation of,
                 -----------------
Section 2.4, the powers conferred on the Agent hereunder are solely to protect
-----------
its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4 Reasonable Care. The Agent is required to exercise reasonable
                 ---------------
care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care
--------  -------
in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any of the Grantors reasonably request in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.1 Certain Remedies. (a) If any Event of Default shall have
                 ----------------
occurred and be continuing:

                 (i) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                      (A) require the Grantors to, and the Grantors hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and

                                  Exhibit G-16

                     (B) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantors agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (ii) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of
                                       -----
          the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section
                                                                         -------
          6.2) in whole or in part by the Agent for the ratable benefit of the
          ---
          Lender Parties against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after final payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (b) In furtherance of, and not in limitation of, the foregoing, the Collateral Agent, without demand of performance or other demand, advertisements or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantors or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may, whenever an Event of Default shall have occurred and be continuing, in a commercially reasonable manner, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Collateral Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby expressly waived or released. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Collateral Agent hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations in such order as the Collateral Agent may elect, the Grantors remaining liable for any deficiency

                                  Exhibit G-17
     remaining unpaid after such application and all fees and expenses incurred by the Collateral Agent in collecting such deficiency, and only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the U.C.C., need the Collateral Agent account for the surplus, if any, to the Grantors. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, in which event no notification is required, the Grantors agree that the Collateral Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to any Grantors if such Grantor has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. The Grantors further agree to waive and agrees not to assert any rights or privileges which it may acquire under
     Section 9-112 of the U.C.C.

     For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement and any Security Agreement Supplements, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, but as a supplement to and not in limitation of any and all other rights and remedies available to the Collateral Agent and to the extent the Collateral Agent chooses to avail itself of the following, the grants, to the extent not prohibited by applicable law or existing licenses granted in the ordinary course of business (unless and until appropriate consents have been obtained), to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower), which license shall be exercisable by the Collateral Agent upon and subject to the occurrence and during the continuance of an Event of Default, to use, license or sublicense and to enhance, alter or otherwise modify any Patent Collateral, Copyright Collateral and, subject the maintenance of quality standards comparable to those heretofore maintained by the Grantor in connection with the same or similar goods and services, Trademark Collateral, now owned or hereafter acquired by such Grantor (including, in the case of a license with respect to Copyright Collateral, reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer hardware used for the compilation, storage or printout thereof); provided, however, that (i) to the extent such Patent Collateral consists of
--------  -------
patent licenses or other agreements that provide such Grantor with the right to use patented technology, the non-exclusive license granted hereby to the Collateral Agent shall be subject to the terms and conditions contained in such patent licenses or such other agreements, including without limitation restrictions on the right to sub-license, (ii) to the extent such Copyright Collateral consists of copyright and/or mask work licenses or other agreements that provide such Grantor with the right to use any of the types of items referred to in clause (i) of the definition of "Copyright Collateral", the
               ----------
non-exclusive license granted hereby to the Collateral Agent shall be subject to the terms and conditions contained in such copyright and/or mask work licenses or such other agreements, including without limitation restrictions on the right to sub-license, as the case may be, and (iii) to the extent such Trademark Collateral consists of trademark licenses or other agreements that provide such Grantor with the right to use any of the types of items referred to in clause
                                                                       ------
(i) of the definition of "Trademark Collateral", the non-exclusive license
---
granted hereby to the Collateral Agent shall be subject to the terms and conditions contained in such trademark license or other agreements, including without limitation, restrictions on the right to sub-license, as the case may be.

                                  Exhibit G-18

     SECTION 6.1.2 Indemnity and Expenses.
                   ----------------------

          (a) Each Grantor agrees to indemnify the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

          (b) Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with

               (i)   the administration of this Security Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

               (iii) the exercise or enforcement of any of the rights of the Agent or the Lender Parties hereunder, and

               (iv) the failure by such Grantor to perform or observe any of the provisions hereof.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     SECTION 7.1 Loan Document. This Security Agreement is a Loan Document
                 -------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof (including as to the WAIVER OF JURY TRIAL with respect to any litigation relating to or arising out of any matter herein).

     SECTION 7.2 Amendments; etc. No amendment to or waiver of any provision of
                 ---------------
this Security Agreement nor consent to any departure by the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3 Addresses for Notices. All notices and other communications
                 ---------------------
provided for hereunder shall be in writing (including telegraphic communication) and, if to the Grantors, mailed or telegraphed or delivered to it, addressed to each Grantor at the address set forth below each Grantor's signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

                                  Exhibit G-19

     SECTION 7.4 Section Captions. Section captions used in this Security
                 ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5 Severability. Wherever possible each provision of this Security
                 ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6 Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT
                 ------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                                  Exhibit G-20

     IN WITNESS WHEREOF, the Grantors have caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      AMERICAN EDUCATIONAL PRODUCTS, INC.

                                      By: /s/ Dean T. Johnson
                                          ---------------------------------
                                       Title: Chief Financial Officer

                                      Address:      401 Hickory Street
                                                    Fort Collins, Colorado 80522

                                      Attention:    Michael Anderson
                                                    General Manager

                                      Telecopier No.: 970-484-3733

                                      Copy to:      Nasco International, Inc.
                                                    901 Janesville Avenue
                                                    Fort Atkinson, Wisconsin
                                                    53538-0901

                                      Attention:    Dean T. Johnson
                                                    Chief Financial Officer

                                      Telecopier No.: 414-563-0234

                                  Exhibit G-21

                                      SCOTT RESOURCES, INC.

                                      By: /s/ Dean T. Johnson
                                          -----------------------------
                                       Title: Chief Financial Officer

                                      Address:      401 Hickory Street
                                                    Fort Collins, Colorado 80522

                                      Attention:    Michael Anderson
                                                    General Manager

                                      Telecopier No.: 970-484-3733

                                      Copy to:      Nasco International, Inc.
                                                    901 Janesville Avenue
                                                    Fort Atkinson, Wisconsin
                                                    53538-0901

                                      Attention:    Dean T. Johnson
                                                    Chief Financial Officer

                                      Telecopier No.: 414-563-0234

                                  Exhibit G-22

                                        HUBBARD SCIENTIFIC, INC.

                                        By: /s/ Dean T. Johnson
                                            ----------------------------------
                                         Title: Chief Financial Officer

                                        Address:      1120 Halbleib Road
                                                      Chippewa Falls, Wisconsin
                                                      54729

                                        Attention:    Thomas C. Halbleib
                                                      General Manager

                                        Telecopier No.: 715-723-8021

                                        Copy to:      Nasco International, Inc.
                                                      901 Janesville Avenue
                                                      Fort Atkinson, Wisconsin
                                                      53538-0901

                                        Attention:    Dean T. Johnson
                                                      Chief Financial Officer

                                        Telecopier No.: 414-563-0234

                                  Exhibit G-23

                                        ACCEPTED:

                                        BANK OF AMERICA, N.A., as Agent

                                        By: /s/ Debra Basler
                                            -----------------------------
                                           Title:

                                        Address:    231 South LaSalle Street
                                                    Chicago, Illinois 60697

                                        Telecopier No.: 312-987-0889

                                        Attention:  Debra Basler
                                                    Vice President

                                  Exhibit G-24

                                                                       EXHIBIT A
                                                                              to
                                                              Security Agreement

                                    AGREEMENT
                                    ---------
                                   (Trademark)

      THIS AGREEMENT (TRADEMARK), dated as of August 20, 2001 (as modified from time to time, this "Agreement"), made by AMERICAN EDUCATIONAL PRODUCTS, INC., a
                    ---------
Colorado corporation (the "Company"), EACH SUBSIDIARY OF THE COMPANY LISTED ON
                           -------
THE SIGNATURE PAGES HEREOF, EACH OTHER PERSON OR ENTITY WHICH FROM TIME TO TIME BECOMES A PARTY HERETO (collectively, including the Company, the "Grantors" and
                                                                  --------
individually each a "Grantor"), in favor of BANK OF AMERICA, N.A., as
                     -------
administrative agent (together with any successor(s) thereto in such capacity, the "Agent") for each of the financial institutions (individually a "Lender" and
     -----                                                           ------
collectively the "Lenders") which are or may from time to time become, parties
                  -------
to the Credit Agreement referred to below.

                               W I T N E S S E T H
                               -------------------

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as heretofore amended, supplemented and otherwise modified to the date hereof, the "Credit Agreement"), among Nasco
                                            ----------------
International, Inc., a Wisconsin corporation (the "Parent") the lenders parties thereto, Bank One Wisconsin as documentation agent, and Bank of America, N.A., as agent, the lenders have extended loans to the Parent, in part to finance the AMEP Acquisition and to refinance the Existing Credit Agreement; and

      WHEREAS, it is a condition precedent to any extension of credit under the Credit Agreement, that the Grantors enter into the Security Agreement to grant to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Security Agreement, enter into this Agreement, to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Trademark Collateral;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Parent from time to time pursuant to the Credit Agreement, in part to refinance the indebtedness under the Existing Credit Agreement, the Grantors hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

      SECTION 1. Definitions. Unless otherwise defined herein or the context
                 -----------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. Confirmation and Grant of Security Interest. For good and
                 -------------------------------------------
valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor

                                  Exhibit G-25
hereby pledges and assigns to the Agent, for its benefit and the ratable benefit of the Lender Parties, and granted to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in and to, all of the Trademark Collateral, as defined therein. Each Grantor hereby ratifies and restates such pledge, assignment and grant, and with greater specificity hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and does hereby grant, mortgage, pledge and hypothecate to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "Trademark Collateral"):
                                            --------------------

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being
                                                    ----------
         collectively called a "Trademark"), now existing anywhere in the world
                                ---------
         or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 hereto;
                        ------    ------------

                  (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 hereto;
                        ------    ------------

                  (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);
                      -----------     ---

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and
                                                       -----------     ---

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by such Grantor against third parties for past, present, or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 hereto, or for any injury to the goodwill
         ------    ------------
         associated with the use of any Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. Security Agreement. This Agreement has been executed and
                 ------------------
delivered by the Grantors for the purpose of, among other things, ratifying and confirming the grant of the Trademark Collateral to the Agent for the benefit of the Lender Parties and registering (and confirming the recordation pursuant to the Security Agreement of) the security interest of the Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest confirmed and granted hereby has been confirmed and granted as a supplement to, and not in limitation of, the

                                  Exhibit G-26
security interest confirmed and granted to the Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. Release of Security Interest. Upon payment in full of all
                 ----------------------------
Obligations, the Agent shall, at the Grantors' expense, execute and deliver to each Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. Acknowledgment. Each Grantor does hereby further acknowledge
                 --------------
and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademark Collateral granted and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed
                 ------------------
pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

      SECTION 7. Counterparts. This Agreement may be executed by the parties
                 ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                  Exhibit G-27

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                AMERICAN EDUCATIONAL PRODUCTS, INC.

                                By: /s/ Dean T. Johnson
                                    ----------------------
                                Title: Chief Financial Officer

                                Address:           401 Hickory Street
                                                   Fort Collins, Colorado 80522

                                Attention:         Michael Anderson
                                                   General Manager

                                Telecopier No.:    970-484-3733

                                Copy to:           Nasco International, Inc.
                                                   901 Janesville Avenue
                                                   Fort Atkinson, Wisconsin
                                                   53538-0901

                                Attention:         Dean T. Johnson
                                                   Chief Financial Officer

                                Telecopier No.:    414-563-0234

                                  Exhibit G-28

                                 SCOTT RESOURCES, INC.


                                 By: /s/ Dean T. Johnson
                                     ----------------------
                                 Title: Chief Financial Officer

                                 Address:           401 Hickory Street
                                                    Fort Collins, Colorado 80522

                                 Attention:         Michael Anderson
                                                    General Manager

                                                    Telecopier No.: 970-484-3733

                                 Copy to:           Nasco International, Inc.
                                                    901 Janesville Avenue
                                                    Fort Atkinson, Wisconsin
                                                    53538-0901

                                 Attention:         Dean T. Johnson
                                                    Chief Financial Officer

                                 Telecopier No.:    414-563-0234

                                  Exhibit G-29

                               HUBBARD SCIENTIFIC, INC.


                               By: /s/ Dean T. Johnson
                                   ----------------------
                               Title: Chief Financial Officer

                               Address:          1120 Halbleib Road
                                                 Chippewa Falls, Wisconsin 54729

                               Attention:        Thomas C. Halbleib
                                                 General Manager

                                                 Telecopier No.: 715-723-8021

                               Copy to:          Nasco International, Inc.
                                                 901 Janesville Avenue
                                                 Fort Atkinson, Wisconsin
                                                 53538-0901

                               Attention:        Dean T. Johnson
                                                 Chief Financial Officer

                               Telecopier No.:   414-563-0234

                                  Exhibit G-30

                                     ACCEPTED:

                                     BANK OF AMERICA, N.A., as Agent

                                     By: /s/ Debra Basler
                                        -----------------------------
                                        Title:

                                     Address:           231 South LaSalle Street
                                                        Chicago, Illinois 60697

                                     Telecopier No.:    312-987-0889

                                     Attention:         Debra Basler
                                                        Vice President

                                  Exhibit G-31

                                                                       EXHIBIT H

                           FORM OF OPINION OF COUNSEL

                                             __________, 2001

Bank of America, N.A.
  as Administrative Agent
231 South LaSalle Street
Chicago, Illinois  60697

        -and-

The Lenders from time
  to time parties to the
  Credit Agreement referred
  to below.

Re: Amended and Restated Credit Agreement (Five Year) (herein referred to as the "Credit Agreement (Five Year)") among Nasco International, Inc., a
          ---------------------------
     Wisconsin corporation (the "Borrower"), the financial institutions from
                                 --------
     time to time parties thereto (the "Lenders"), Bank One, Wisconsin, as
                                        -------
     documentation agent and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Five Year Agreement Agent") and the
                                         -------------------------
     Amended and Restated Credit Agreement (364 Days) (herein referred to as the "Credit Agreement (364 Days) and together with the Credit Agreement (Five
      ----------------
     Years) as the "Credit Agreements") among the Borrower, the financial
                    -----------------
     institutions from time to time parties thereto, Bank One, Wisconsin, as documentation agent and Bank of America, N.A. as administrative agent (in such capacity, the "364 Day Agent" and in both its capacities as the Five Year Agent and the 364 Day Agent, the "Agent").
                                            -----

Ladies and Gentlemen:

     I am the General Counsel of the Borrower and this letter is being furnished to you as a condition to the occurrence on the date hereof of the Effective Dates (as defined in the Credit Agreements).

     I have examined executed counterparts of (a) the Credit Agreements, (b) the Notes delivered on the Effective Date to the Agent for the account of Bank One, Wisconsin and Bank of America, N.A. under the Credit Agreements and (c) originals or copies certified to my satisfaction of all such corporate records of the Borrower and agreements and other instruments and certificates of public officials and officers and representatives of the Borrower, and I have made such other investigations, reviewed such other documents and considered such questions of

                                  Exhibit H-1
law, as in each case I have deemed necessary or appropriate in connection with the opinions hereinafter expressed.

     Based on the foregoing, I am of the opinion that:

     1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to so qualify might have a Materially Adverse Effect (as defined in each Credit Agreement).

     2. The Borrower has full power, authority and legal right to conduct its business substantially as presently conducted by it and to own its properties, to execute and deliver the Credit Agreements and the Notes, to borrow under the Credit Agreements, and to perform and observe its obligations under, and the terms and provisions of, the Credit Agreements.

     3. The execution and delivery by the Borrower of the Credit Agreements and the Notes and the performance and observance by it of its obligations under, and the terms and provisions of, and the borrowings by it under and the grant of the security interests and other Liens (as defined in each Credit Agreement) under, the Credit Agreements and the Notes, have been duly authorized by all necessary corporate action, require no governmental registrations, filings, consents or approvals, and do not violate or contravene or require any consent under (i) any provision of the certificate of incorporation or by-laws of the Borrower, (ii) any law or governmental regulation, (iii) any order or decree of any court or governmental agency, or (iv) any indenture, agreement or other instrument, in each case to which the Borrower is a party or which is binding upon any of its properties, and will not result in the creation or imposition of any security interest in or other Lien on any of its properties pursuant to the provisions of any agreement (excluding, however, the Credit Agreements and any instrument executed pursuant thereto) or other instrument binding upon or applicable to it.

     4. The Credit Agreements and the Notes have been duly executed and delivered on behalf of the Borrower, and the Credit Agreements and the Notes constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of rights of creditors generally.

     5. Neither the Borrower nor any Significant Subsidiary (as defined in each Credit Agreement) is in default (including after giving effect to the execution and delivery of the Credit Agreements and the making of the initial Loans and the consummation of the other transactions contemplated therein) under any agreement or instrument governing any Indebtedness which would cause an Event of Default under Section 8.1.5 of either Credit Agreement or is in default under any law or governmental regulation or court decree or order the default


                                  Exhibit H-2
          under which would have a Materially Adverse Effect, nor am I aware of any facts or circumstances which would give rise to any such default.

     6. No litigation, labor controversy, arbitration or governmental investigation or proceeding of the character referred to in Section
          6.7 of either Credit Agreement is pending, or, to the best of my knowledge (after due inquiry), threatened.

     I am a member of the Bar of the State of New York and I do not express any opinions herein concerning any laws other than the State of New York. I note that the Loan Documents are governed by Illinois law. For the purpose of the opinion set forth in paragraph 4, however, I have assumed that New York law was applicable.

                                                     Very truly yours,




                                                     Steven B. Lapin

                                  Exhibit H-3

                                                                       EXHIBIT I

FORM OF LENDER ASSIGNMENT AGREEMENT

To:      Nasco International, Inc.
         901 Janesville Avenue
         Fort Atkinson, Wisconsin 53538

To:      Bank of America, N.A., as Agent
         231 South LaSalle Street
         Chicago, Illinois 60697

                            NASCO INTERNATIONAL, INC.
                            -------------------------

Ladies and Gentlemen:

     We refer to clause (b) of Section 10.11.1 of the Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Nasco International, Inc., a Wisconsin
              ----------------
corporation (the "Borrower"), the various financial institutions which are, or
                  --------
shall from time to time become, parties thereto (the "Lenders"), Bank One,
                                                      -------
Wisconsin as documentation agent and Bank of America, N.A. as administrative agent (in such capacity, the "Agent") for the Lenders. Unless otherwise defined
                              -----
herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This agreement is delivered to you pursuant to clause (b) of Section
10.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to Section 10.11.1 of the Credit Agreement, of the assignment and delegation to_________________________________ (the "Assignee") of __ % of the
                                                     --------
Loans and Commitment of________________ (the "Assignor") outstanding under the
                                              --------
Credit Agreement on the date hereof and of all related rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

     [Add paragraph dealing with accrued interest and any fees with respect to Loans assigned.]

     The Assignee hereby acknowledges and confirms that it has received and reviewed to its satisfaction a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitment and Loans under the Credit Agreement, such

                                  Exhibit I-1
actions have and will be made without recourse to, or representation or warranty by, the Agent or the Assignor, and expressly confirms for the benefit of the Agent each of the provisions set forth in Article IX of the Credit Agreement.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent

          (a)  the Assignee

               (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

               (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement upon the delivery hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitment and requests the Agent to acknowledge receipt of this document:

          (A)  Address for Notices:

               Domestic Office:

               Address:

               Attention:

               Telephone:

               Facsimile:

               Eurodollar Office

               Address:

               Attention:

               Telephone:

                                  Exhibit I-2

               Facsimile:

          (B)  Payment Instructions:

     The Assignee agrees to furnish the tax form required by the last paragraph of Section 4.6. (if so required) of the Credit Agreement no later than the date of acceptance hereof by the Agent.

                                  Exhibit I-3

     This Agreement may be executed by the Assignor and Assignee and accepted by the Agent in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement, and shall be governed by the internal laws of the State of Illinois.

Adjusted Percentage                                [ASSIGNOR]
-------------------

Commitment                  ______%                By:__________________________
and Loans:                                            Title:

Adjusted Percentage                                [ASSIGNEE]
-------------------

Commitment                  ______%                By:__________________________
and Loans:                                            Title:

Accepted and Acknowledged
this  ___ day of __________, 200_

Bank of America, N.A. as Agent

By: _____________________________
         Title:

                                  Exhibit I-4

                                                                       EXHIBIT J

                                  CONFIRMATION

                          Dated as of _______ ___, 2001

To: Bank of America, N.A., individually and as administrative agent (in such capacity, the "Administrative Agent"), and the other financial institutions party to the Restated Credit Agreement referred to below

     Please refer to the following:

          (a) the Amended and Restated Credit Agreement dated as of the date hereof (the "Restated Credit Agreement") among NASCO International, Inc. (the "Borrower"), certain lenders, Bank One, Wisconsin, as documentation agent and the Agent;

          (b) the Pledge Agreement dated as of March 31, 2000 (as amended, the "Pledge Agreement") between Borrower and the Agent;

          (c) the Security Agreement dated as of March 31, 2000 (as amended, the "Security Agreement") between the Borrower and the Agreement;
          ------------------

          (d) the Original Mortgage dated as of June 25, 1992 executed by the Borrower in favor of the Agent; and

          (e) the Modesto Mortgage dated as of August 5, 1997 executed by the Borrower in favor of the Agent.

Each document referred to in items (b) through (e) above is called a "Credit
                             ---------         ---                    ------
Document". Capitalized terms used but not defined herein shall have the meanings
--------
set forth in the Restated Credit Agreement;

     The Borrower hereby confirms to the Lenders (as defined in the Restated Credit Agreement) and the Agent that each Credit Document to which the Borrower is a party continues in full force and effect on the date hereof after giving effect to this Confirmation and is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                                  Exhibit J-1

     IN WITNESS WHEREOF, the Borrower has executed this Confirmation to be duly executed and delivered by its officer thereunto duly authorized as the date first above written.

                                    NASCO INTERNATIONAL, INC.


                                    By:________________________________
                                           Title:

                                    Address: 901 Janesville Avenue
                                             Fort Atkinson, Wisconsin 53538-0901

                                             Attention: Dean T. Johnson
                                                        Chief Financial Officer

                                copy to:
                                           Geneve Corporation
                                           96 Cummings Point Road
                                           Stamford, Connecticut 06902

                                             Telecopier No.  203-348-3103

                                             Attention: Theresa Herbert
                                                        Vice President

Accepted and Agreed as of ______________________ , 2001

BANK OF AMERICA, N.A.

By: _______________________________
         Title:

                                  Exhibit J-2